EXHIBIT 10.48














                   VERIZON ENTERPRISES MANAGEMENT PENSION PLAN


                             AS AMENDED AND RESTATED
                            EFFECTIVE JANUARY 1, 2002





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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
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                               TABLE OF CONTENTS

ARTICLE I -- Introduction......................................................1

   1.1      HISTORY OF PLAN....................................................1
   1.2      EFFECT OF RESTATEMENT..............................................1
   1.3      EFFECT ON PRIOR ACTIONS AND ELECTIONS..............................2
   1.4      INCORPORATION OF TRUST AGREEMENT...................................2
   1.5      SCHEDULES TO PLAN..................................................2

ARTICLE II -- Definitions......................................................3

ARTICLE III -- Participation..................................................24

   3.1      GENERAL RULE......................................................24
   3.2      PARTICIPATION REQUIRED FOR PENSION................................24

ARTICLE IV-A -- Computation of Vesting Service, Net Credited Service,
and Pension Accrual Service (for other than Excluded Employees)...............25

   4A.1     VESTING SERVICE...................................................25
   4A.2     NET CREDITED SERVICE..............................................26
   4A.3     PENSION ACCRUAL SERVICE...........................................27
   4A.4     ACCREDITED SERVICE................................................28
   4A.5     SPECIAL RULES.....................................................28

ARTICLE IV -- Computation of Vesting Service and Accredited Service
(for Excluded Employees)......................................................30

   4.1      PRE-2002 VESTING SERVICE..........................................30
   4.2      POST-2001 VESTING SERVICE.........................................30
   4.3      BREAK IN VESTING SERVICE..........................................31
   4.4      REEMPLOYMENT AFTER BREAK IN VESTING SERVICE.......................31
   4.5      PRE-2002 ACCREDITED SERVICE.......................................31
   4.6      POST-2001 ACCREDITED SERVICE......................................31
   4.7      BREAK IN ACCREDITED SERVICE.......................................32
   4.8      REEMPLOYMENT AFTER BREAK IN ACCREDITED SERVICE....................32
   4.9      CALCULATION OF BENEFITS FOLLOWING BRIDGING OF ACCREDITED SERVICE..33
   4.10     SPECIAL VESTING FOR CERTAIN DIVESTITURES..........................33

ARTICLE V-A -- Eligibility for Pension (for other than Excluded Employees)....34

   5A.1     VESTED PENSION....................................................34
   5A.2     PRE-RETIREMENT DEATH BENEFITS.....................................35
   5A.3     POST-NRA DISTRIBUTION.............................................35
   5A.4     DISABILITY PENSION................................................36
   5A.5     ELIGIBILITY FOR RETIREE MEDICAL AND WELFARE BENEFITS..............36

ARTICLE V -- Eligibility for Pension (for Excluded Employees).................38

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   5.1      NORMAL RETIREMENT.................................................38
   5.2      REQUIRED RETIREMENT...............................................38
   5.3      EARLY RETIREMENT..................................................39
   5.4      DISABILITY RETIREMENT.............................................39
   5.5      DEFERRED VESTED PENSION...........................................40
   5.6      SPOUSE'S PENSION..................................................40
   5.7      POST-NRA DISTRIBUTION.............................................41

ARTICLE VI-A -- Computation of Pensions (for other than Excluded Employees)
and Form of Payment...........................................................43

   6A.1     PLAN BENEFIT FORMULAS.............................................43
   6A.2     VESTED PENSION AT PENSION COMMENCEMENT DATE.......................48
   6A.3     DISABILITY PENSION................................................50
   6A.4     PRE-RETIREMENT DEATH BENEFITS.....................................50
   6A.5     AUTOMATIC FORMS OF PAYMENT........................................54
   6A.6     OPTIONAL FORMS OF PAYMENT.........................................59
   6A.7     LIMITATIONS ON PENSIONS...........................................62
   6A.8     ELIGIBLE ROLLOVER DISTRIBUTIONS...................................64
   6A.9     INCREASES AFTER PENSION COMMENCEMENT DATE  DUE TO
            ADDITIONAL COMPENSATION...........................................65
   6A.10    NO OTHER ANCILLARY BENEFITS.......................................65
   6.A.11   MERGER OF PRODUCTS PLAN INTO PLAN AS OF NOVEMBER 30, 2001.........65
   6A.12    OPTION FOR CERTAIN PARTICIPANTS TERMINATING EMPLOYMENT IN 2001....66

ARTICLE VI -- Computation of Pensions (for Excluded Employees)................69

   6.1      SERVICE PENSION...................................................69
   6.2      DISABILITY PENSION................................................70
   6.3      DEFERRED VESTED PENSION...........................................70
   6.4      SPOUSE'S PENSION..................................................71
   6.5      LIMITATIONS ON PENSIONS...........................................73

ARTICLE VII -- Payment of Pensions and Conditions Related Thereto.............74

   7.1      ANNUITY FORMS OF PAYMENTS.........................................74
   7.2      PROHIBITION AGAINST ALIENATION OF BENEFITS........................74
   7.3      SUSPENSION OF BENEFITS AND CALCULATION OF BENEFITS AFTER
            REEMPLOYMENT......................................................75
   7.4      PROVISION OF NECESSARY INFORMATION................................80
   7.5      TRANSFER BETWEEN AFFILIATES.......................................80
   7.6      MANDATORY LUMP SUM DISTRIBUTION OF SMALL BENEFITS.................80
   7.7      MINIMUM DISTRIBUTIONS REQUIRED UNDER CODE SECTION 401(A)(9).......81
   7.8      EARLY COMMENCEMENT ELECTION.......................................83
   7.9      REQUIRED COMMENCEMENT.............................................83
   7.10     SETTLEMENT OF CLAIMS OR LITIGATION................................83

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ARTICLE VIII -- Funding.......................................................84

   8.1      ESTABLISHMENT OF PENSION FUND.....................................84
   8.2      TRUST AGREEMENT...................................................84
   8.3      INSURANCE ARRANGEMENTS............................................84
   8.4      CONTRIBUTIONS.....................................................84
   8.5      EXCLUSIVE BENEFIT.................................................84
   8.6      RETURN OF CONTRIBUTIONS...........................................84
   8.7      POST-RETIREMENT HEALTH BENEFITS...................................85

ARTICLE IX -- Fiduciary Responsibilities and Plan Administration..............88

   9.1      ALLOCATION OF FIDUCIARY RESPONSIBILITIES..........................88
   9.2      EMPLOYEE BENEFITS COMMITTEE.......................................88
   9.3      COMMITTEE ACTION BY MAJORITY VOTE.................................88
   9.4      PLAN ADMINISTRATOR................................................88
   9.5      COMMITTEE RELIANCE ON PROFESSIONAL ADVICE.........................89
   9.6      PLAN ADMINISTRATION EXPENSES......................................89
   9.7      RESPONSIBILITIES OF TRUSTEES......................................89
   9.8      INVESTMENT MANAGEMENT BY TRUSTEE..................................89
   9.9      ALLOCATION OF INVESTMENT MANAGEMENT RESPONSIBILITIES..............89
   9.10     APPOINTMENT AND REMOVAL OF INVESTMENT MANAGERS....................89
   9.11     ASCERTAINMENT OF PLAN FINANCIAL NEEDS.............................90
   9.12     DELEGATION OF COMPANY'S DUTIES....................................90
   9.13     BENEFIT CLAIM PROCEDURE...........................................90
   9.14     QDRO PROCEDURES...................................................91
   9.15     SERVICE IN MULTIPLE FIDUCIARY CAPACITIES..........................91
   9.16     ASSISTANCE FOLLOWING CHANGE IN CONTROL............................91

ARTICLE X -- Cosponsorship of Plan by Affiliates and Mergers
with Affiliate Plans..........................................................93

   10.1     COSPONSORSHIP OF PLAN BY AFFILIATES...............................93
   10.2     MERGER WITH PLAN OF AFFILIATE.....................................93

ARTICLE XI -- Duration and Amendment..........................................94

   11.1     RESERVATION OF RIGHT TO SUSPEND OR TERMINATE PLAN.................94
   11.2     RESERVATION OF RIGHT TO AMEND PLAN................................94
   11.3     TRANSACTIONS SUBJECT TO CODE SECTION 414(L).......................94

ARTICLE XI-A -- Change in Control Provisions..................................96

   11A.1    CHANGE IN CONTROL ON OR AFTER JANUARY 1, 2002.....................96
   11A.2    CHANGE IN CONTROL BEFORE JANUARY 1, 2002..........................99

ARTICLE XII -- Distribution of the Pension Fund Upon Termination of
            the Plan.........................................................100

   12.1     VESTING ON PLAN TERMINATION......................................100
   12.2     ALLOCATION OF ASSETS ON PLAN TERMINATION.........................100

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   12.3     PROVISION FOR PENSIONS AFTER PLAN TERMINATION....................102
   12.4     COMPUTATION OF PENSIONS AFTER PLAN TERMINATION...................102
   12.5     CONTINUED EMPLOYMENT NOT REQUIRED AFTER PLAN TERMINATION.........102
   12.6     DATA IN COMPANY RECORDS ON PLAN TERMINATION......................102
   12.7     SATISFACTION OF LIABILITIES ON PLAN TERMINATION..................102
   12.8     POST-1993 HIGH-25 DISTRIBUTION RESTRICTIONS......................103

ARTICLE XIII -- Interchange of Benefit Obligations...........................104

   13.1     INTERCHANGE AGREEMENT PERMITTED..................................104
   13.2     PLANS OF CANADIAN AFFILIATES.....................................105
   13.3     MANDATORY PORTABILITY............................................106

ARTICLE XIV -- General Provisions............................................109

   14.1     NO EMPLOYMENT RIGHTS CONFERRED...................................109
   14.2     INTEGRATION CLAUSE...............................................109
   14.3     INCAPACITY OF RECIPIENT..........................................109
   14.4     ERISA FIDUCIARY DUTIES...........................................109
   14.5     COMPLIANCE WITH STATE AND LOCAL LAW..............................109
   14.6     USAGE............................................................109
   14.7     TITLES AND HEADINGS..............................................109
   14.8     SEVERABILITY CLAUSE..............................................109
   14.9     CERTAIN MILITARY SERVICE.........................................110

ARTICLE XV -- Top-Heavy Requirements.........................................111

   15.1     IN GENERAL.......................................................111
   15.2     DEFINITIONS......................................................111
   15.3     DETERMINATION OF TOP-HEAVY RATIO.................................112
   15.4     TOP-HEAVY MINIMUM BENEFITS.......................................113
   15.5     TERMINATION OF TOP-HEAVY STATUS..................................114
   15.6     INTERPRETATION...................................................114

ARTICLE XVI -- 2001 Qualified Involuntary Separation Program.................115

   16.1     PURPOSE..........................................................115
   16.2     DEFINITIONS......................................................115
   16.3     TEMPORARY AND LIMITED APPLICATION OF THIS ARTICLE................118
   16.4     COMPUTATION OF THE PENSION UNDER THE ISEP........................118
   16.5     COMPUTATION OF PENSIONS GENERALLY................................120
   16.6     MISCELLANEOUS....................................................123

EXHIBIT A -- Actuarial Equivalence...........................................124

EXHIBIT B -- Schedule of Effective Dates.....................................130


SCHEDULE I -- SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES FORMERLY
EMPLOYED BY GTE SYLVANIA INCORPORATED OR OTHER EMPLOYER PARTICIPATING
IN THE GTE SYLVANIA PENSION PLAN FOR SALARY EMPLOYEES........................131


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SCHEDULE II -- SPECIAL PROVISIONS RELATING TO CERTAIN CONTEL EMPLOYEES.......139


SCHEDULE III -- SPECIAL PROVISIONS RELATING TO INDIVIDUALS WHO TRANSFER
EMPLOYMENT TO BALTIMORE TECHNOLOGIES PLC.....................................146


SCHEDULE IV -- SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES INVOLVED
WITH THE JUNE 28, 2000 INITIAL PUBLIC OFFERING OF GENUITY INC. OR ANY
AFFILIATE THEREOF............................................................147


SCHEDULE V -- SPECIAL PROVISIONS RELATING TO INDIVIDUALS WHO TRANSFER
EMPLOYMENT TO THE VERIZON WIRELESS JOINT VENTURE.............................149


SCHEDULE VI -- EXCLUSIONS OF BBN CORPORATION, BBN TECHNOLOGIES AND
RELATED EMPLOYEES............................................................150



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                                    ARTICLE I


INTRODUCTION

     1.1 History of Plan. This Plan shall be known as the "Verizon Enterprises Management Pension Plan" effective with the merger of the Products Plan (defined below) with and into the Enterprises Plan (defined below) immediately after the close of business on November 30, 2001.

The Chesapeake Directory Sales Company established the Chesapeake Directory Sales Company Pension Plan (the "Chesapeake Plan") effective January 1, 1989. The Chesapeake Plan was converted effective December 31, 1995 to a cash balance plan and renamed the "Chesapeake Directory Sales Company Cash Balance Plan" and was renamed again on January 1, 2001 as "Verizon's Chesapeake Directory Sales Company Cash Balance Plan." The Chesapeake Plan was amended and restated as of the close of business on May 31, 2001 to reflect the merger with and into the Chesapeake Plan of Verizon's Bell Atlantic Enterprises Cash Balance Plan and the concurrent renaming of the Chesapeake Plan as "Verizon's Bell Atlantic Enterprises Cash Balance Plan" (the "Enterprises Plan").

The Verizon GTE Products Corporation Plan for Employees' Pensions (the "Products Plan") was established as of January 1, 1977, for the purpose of providing retirement benefits for eligible employees and their beneficiaries. The Products Plan was amended and restated effective as of August 7, 1987, principally to incorporate provisions of the GTE benefits protection program designed to secure certain benefit entitlements under the Products Plan in the event of a Change in Control of GTE Corporation and, effective January 1, 1988, to incorporate provisions required by the Omnibus Budget Reconciliation Act of 1986. The Products Plan was amended and restated, effective January 1, 1989, to incorporate miscellaneous intervening amendments to the Products Plan and to add provisions required by the Tax Reform Act of 1986 and other related legislation, and was subsequently amended from time to time to reflect changes to benefit entitlements and to comply with changes in applicable law.

The Products Plan was merged with and into the Enterprises Plan immediately after the close of business on November 30, 2001 and the surviving plan was named the "Verizon Enterprises Management Pension Plan" (the "Plan"). The Plan as amended and restated herein, effective January 1, 2002, (i) incorporates provisions required by the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000, and related guidance, (ii) reflects the merger of the Products Plan into the Enterprises Plan immediately after the close of business on November 30, 2001, and (iii) incorporates the provisions of the new pension formula effective January 1, 2002.

     1.2 Effect of Restatement. The right to a Pension, if any, of an Employee who terminates his employment with the Affiliates on or after January 1, 2002, shall be determined by the terms of the Plan (or, if appropriate, any plan merged into the Plan) in effect on the date of his termination of employment; provided that in no event shall the adoption of this amendment and restatement of the Plan cause any participant's benefits under the Plan that are accrued or treated as accrued under section 411(d)(6) of the Code to be less than such benefits immediately before the adoption of this amendment and restatement; and provided further that


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those provisions of the Plan (or, if appropriate, any plan merged into the Plan)
that are effective as of a date before January 1, 2002, and that were not otherwise in effect under the Plan (or, if appropriate, any Plan merged into the Plan) before the Plan's amendment and restatement by this instrument shall nonetheless be applied to determine the right to a Pension of an Employee who terminates his employment with the Affiliates on or after the effective date of such provision; and provided further that the change in control provisions in effect under the Products Plan as of the change in control that occurred on May 18, 1999 shall continue to apply through May 18, 2004 with respect to individuals who were participants or beneficiaries in the Products Plan on May 18, 1999. The provisions of this restated Plan that are required to comply with the requirements of applicable law referred to in clause (i) in the last sentence of Section 1.1 shall apply to amend the provisions of any plan that has previously been merged into the Plan including, but not limited to, Verizon's Bell Atlantic Enterprises Cash Balance Plan and the Verizon GTE Products Corporation Plan for Employees' Pensions.

     1.3 Effect on Prior Actions and Elections. Unless it is inconsistent with the terms of the Plan, any action taken or election made by the Committee or by an Employee, former or Retired Employee, or Beneficiary under the Plan (or, if appropriate, any plan merged into the Plan) before the Plan's amendment and restatement by this instrument shall be regarded as having been taken or made under the Plan as amended and restated and as in effect hereunder unless and until changed in accordance with the terms of the Plan.

     1.4 Incorporation of Trust Agreement. The Trust Agreement established under the Plan shall be incorporated into, and made a part of, the Plan in accordance with Section 8.2.

     1.5 Schedules to Plan. The provisions of the main text of this Plan, as they relate to the employees of a cosponsor of the Plan, or a category or categories of employees of any cosponsor of the Plan, may be varied by special provisions stated in one or more Schedules attached to the Plan. Any such Schedules are part of the Plan.


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                                   ARTICLE II


DEFINITIONS

     When used in capitalized form in this Plan, the following terms shall have the following meanings, unless the context clearly requires a different meaning:

          "Accredited Service" means the period of employment taken into account as Accredited Service under Article IV or Article IV-A, as appropriate.

          "Accrued Benefit" means:

               (a) For an Excluded Employee, on any given date, the pension (whether or not vested) that would be payable to the Employee in the form of a single life annuity commencing as of the first day of the month next following his Normal Retirement Date in accordance with
          Section 6.1, based on his Accredited Service and Average Annual Compensation as of the date as of which his Accrued Benefit is determined.

               (b) The Accrued Benefit of a Prior Plan participant who does not complete a Paid Hour of Service on or after January 1, 2002 shall be determined as described in Section 6A.11.

               (c) For an Employee who completes a Paid Hour of Service on or after January 1, 2002 (other than an Excluded Employee), on any given date, the pension (whether vested or not vested) that would be payable to the Employee in the form of a single life annuity commencing as of his Pension Commencement Date, determined in accordance with Section 6A.2 as if such date is his Pension Commencement Date, based on his Cash Balance Account, Accredited Service, Average Annual Compensation, Pension Accrual Service and/or Net Monthly Compensation, as appropriate, as of such date.

          "ADEA" means the Age Discrimination in Employment Act of 1967, as amended and in effect from time to time.

          "Affiliate" means:

               (a) the Company;

               (b) any other corporation that is a member of a controlled group of corporations (as defined in section 1563(a) of the Code, without regard to section 1563(a)(4) and (e)(3)(C) of the Code) of which the Company is also a member;

               (c) any unincorporated business under common control with the Company, as determined under section 414(c) of the Code and, to the extent not inconsistent therewith, under such rules as may be adopted by the Board;

               (d) for periods after December 31, 1981, a member of any affiliated service group that includes the Company, as determined under section 414(m) of the Code; or


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               (e) for periods after December 31, 1983, except to the extent otherwise provided in Treasury Regulations, a leasing organization with respect to the periods of service performed by any individual who is a leased employee (within the meaning of section 414(n) of the Code) with respect to an Affiliate (determined without regard to this subsection (e)) or any related person (within the meaning of section 144(a)(3) of the Code).

     A corporation, unincorporated business, or other organization shall qualify as an Affiliate only with respect to the period during which it satisfies one or more of the applicable descriptions in subsections (a) through (e), above. Except as otherwise specifically provided in the Plan, the employment of an individual with an Affiliate for purposes of the Plan shall not include any period with respect to which the corporation, unincorporated business, or other organization constituting the Affiliate fails to satisfy one or more of the applicable descriptions in subsections
     (a) through (e), above, and an individual's employment with an Affiliate shall be considered terminated for purposes of the Plan no later than the date on which the corporation, unincorporated business, or other organization constituting the Affiliate ceases to satisfy any of the applicable descriptions in subsections (a) through (e), above. Subsections
     (d) and (e), above, shall apply solely for purposes of determining an individual's eligibility for participation and his Vesting Service, and shall not apply for any other purpose under the Plan, including, without limitation, for purposes of determining his Accredited Service, Net Credited Service or Pension Accrual Service.

          "Age 65 Normal Retirement Date" means, for any participant, the last day of the month in which he attains age 65, except that, in the case of a participant who was not employed by the Affiliates on or before the last day of the month during which he attained age 60, "Age 65 Normal Retirement Date" means the last day of the month in which occurs the fifth anniversary of the date as of which his participation in the Plan commenced or the last day of the month in which the participant completes five (5) years of Vesting Service, if earlier. Notwithstanding the above, for a former Enterprises Plan participant or a participant for whom assets and liabilities for benefits have been transferred to the Plan from another qualified plan (as a result of a transfer for the individual participant or a merger of such other plan into the Plan), "Age 65 Normal Retirement Date" shall not be later than the last day of the month in which the participant would have attained normal retirement age under such other plan.

          "Annual Compensation Limit" means the annual compensation limit determined under section 401(a)(17) of the Code. Compliance with the Annual Compensation Limit shall be determined in accordance with the following rules:

               (a) For purposes of determining benefit accruals of an Employee under the Plan for any Plan Year beginning after December 31, 2001, the Annual Compensation Limit for calendar year 2002 and all prior calendar years shall be $200,000, and the Annual Compensation Limit for each calendar year after 2002 shall be determined in accordance with section 401(a)(17)(B) of the Code.

               (b) For purposes of this definition, the benefit accruals of an Employee shall consist of accruals of (i) any benefit accrued or treated as accrued under section 411(d)(6) of the Code, and (ii) any ancillary benefit provided under the

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          Plan. In addition, the accrued benefit of an Employee shall consist of all benefits accrued or treated as accrued under section 411(d)(6) of the Code.

               (c) Notwithstanding anything in subsections (a) and (b), above, to the contrary, with respect to benefits accrued under a Prior Plan before January 1, 2002, the Annual Compliance Limit shall be applied as provided by the terms of such Prior Plan as in effect on the relevant date.

          "Article" means an article of this Plan.

          "Authorized Individual" means the Executive Vice President - Human Resources and Administration of Verizon Corporate Services Group Inc. or Verizon, or a direct report of either who is responsible for employee benefit plan design or administration.

          "Average Annual Compensation" means:

               (a) for an Excluded Employee, twelve (12) times the average of an Employee's Monthly Compensation over the sixty (60) consecutive calendar months during which the average of his Monthly Compensation is the highest. For this purpose, calendar months during which the Employee is not employed by a Control Group Affiliate shall be ignored. If an Employee has been employed by the Control Group Affiliates for less than sixty (60) calendar months, his Average Annual Compensation shall be determined over such lesser period of employment; or

               (b) for a participant other than an Excluded Employee who completes a Paid Hour of Service on or after January 1, 2002, twelve
          (12) times the average of an Employee's Monthly Compensation over the sixty (60) consecutive calendar months during which the average of his Monthly Compensation is the highest. For this purpose, calendar months during which the Employee is not credited with Monthly Compensation, including calendar months during a Period of Severance, shall be ignored and calendar months of Monthly Compensation before and after such months shall be treated as consecutive. If an Employee has been credited with Monthly Compensation for less than sixty (60) calendar months, his Average Annual Compensation shall be determined over such lesser period of employment.

          "Bell Atlantic Company" means Bell Atlantic Corporation as it existed before June 30, 2000, and any company which, at the time the Employee rendered service to such company, was an affiliated company that was then directly or indirectly 80% to 100% owned by Bell Atlantic Corporation (or its predecessor corporations), determining "affiliated companies" in accordance with sections 414(b), (c), (m) or (o) of the Code.

          "Beneficiary" means any individual designated or deemed designated by an Employee or former Employee, in accordance with Section 6.4, 6A.4, 6A.5 or 6A.6, to receive a benefit under the Plan after the Employee's or former Employee's death.

          "Board" means the Board of Directors of the Company.


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          "Cash Balance Account" means a recordkeeping account, maintained for an Employee, for the purpose of tracking the Employee's benefit accrued under the Plan's cash balance formula described in Section 6A.1(a), attributable to the Employee's opening balance, any Pay Credits and/or Interest Credits that may be credited under the Plan, and any cash balance account that may have been transferred from a plan maintained by an Affiliate pursuant to Section 13.1 or from an Interchange Company Pension Plan pursuant to Section 13.3.

          "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time.

          "Committee" or "Employee Benefits Committee" or "Verizon Employee Benefits Committee" means the committee appointed pursuant to Article IX.

          "Company" means Chesapeake Directory Sales Company or any successor thereto. Except for purposes of the definitions of "Board" and "Controlled Group Affiliate," exercising the power to amend the Plan, and exercising the power to designate a cosponsor under Section 10.1, the term "Company" also means an Affiliate that cosponsors the Plan.

          "Control Group Affiliate" means the Company and any other corporation that is a member of a controlled group of corporations (as defined in section 1563(a) of the Code, without regard to section 1563(a)(4) and
     (e)(3)(C) of the Code) of which the Company is also a member, but only with respect to the period during which such other corporation is a member of such controlled group of corporations. Except as otherwise specifically provided in the Plan, the employment of an individual with a Control Group Affiliate for purposes of the Plan shall not include any period with respect to which the corporation constituting the Control Group Affiliate is not a member of the controlled group of corporations described in the preceding sentence, and an individual's employment with a Control Group Affiliate shall be considered terminated for purposes of the Plan no later than the date on which the corporation constituting the Control Group Affiliate ceases to be a member of the controlled group of corporations described in the preceding sentence.

          "Customary Work Year" means:

               (a) in the case of the Company, the lesser of (i) 2080 hours or
          (ii) the standard number of hours worked in any calendar year by full-time Employees comparably situated in the Company according to written statements of Company policy in effect from time to time, and

               (b) in the case of an Affiliate (other than the Company) or any other employer, the lesser of (i) the number of hours required for a year of service under any Other Pension Plan sponsored by such Affiliate or employer, or (ii) the standard number of hours worked in any calendar year by full-time employees comparably situated according to written statements of such Affiliate's or employer's policy in effect from time to time.

          "Deferred Vested Pension" means the payments under the Plan to an Employee who is eligible by reason of age and Vesting Service, pursuant to
     Section 5.5 and Section 6.3.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

          "Disability Pension" means the payments under the Plan, by reason of Disability, to a Retired Employee pursuant to Section 5.4 and Section 6.2 or pursuant to Section 5A.4 and Section 6A.3.

          "Disabled" or "Disability" means the total disability of an Employee with respect to which the Employee is eligible to receive benefits under the LTD Plan or would be eligible to receive benefits under the LTD Plan if the Employee had been participating in the LTD Plan.

          "Distribution-Eligible Employee" means an individual (a) who, as of December 31, 1999, is an Employee actively participating in the Products Plan and has attained Normal Retirement Age, and (b) who has not terminated employment with the Affiliates, excluding (i) any Employee whose employment was or will be transferred from a cosponsor of the Products Plan to either General Dynamics Corporation or an affiliate thereof or DynCorp or an affiliate thereof pursuant to either the Stock Purchase Agreement dated as of June 21, 1999 between Contel Federal Systems, Inc. and General Dynamics Corporation or the Purchase Agreement dated as of October 29, 1999 between Contel Federal Systems, Inc. and DynCorp, (ii) any Employee at a property that is to be divested as part of the GTE Corporation's Network Repositioning program, (iii) the Chairman and Chief Executive Officer of GTE Corporation, and (iv) the President of GTE Corporation.

          "Early Retirement Date" means any date before his Normal Retirement Date on which an Employee eligible for the provisions of Article V actually Retires or is Retired pursuant to Section 5.3.

          "Employee" means any individual determined by the Company to be employed in an employer-employee relationship by the Company as a salaried regular full-time or regular part-time employee, whether such employee is then in active service, or is absent from active service by reason of vacation, sickness, short term disability, leave of absence, or the like, or whose Vesting Service, Net Credited Service and Pension Accrual Service have continued to accrue in accordance with Sections 4A.1(d), 4A.2(d) and 4A.3(e). "Employee" shall also mean (I) any individual employed in an employer-employee relationship by the Company in an hourly-rated position in a unit or division of the Company whose hourly-rated employees are specifically authorized by the Company to participate in the Plan pursuant to a collective bargaining agreement or otherwise or (II) a represented employee who has been temporarily promoted to a regular salaried position with the Company and has remained in that position for at least one year. Notwithstanding anything stated previously, an individual shall not be an Employee if he or she is:

               (a) an employee with the status of "Term Employee" (as that term is defined under the human resources guidelines of the Company);

               (b) a "leased employee" within the meaning of section 414(n) or 414(o) of the Code;

               (c) an individual employed in a division or unit designated by the Company to be a non-participating division or unit on the basis of uniform and non-discriminatory rules;

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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

               (d) a represented employee who is included in a unit of employees of the Company covered by a collective bargaining agreement that does not provide for participation in the Plan;

               (e) a represented employee who has been temporarily promoted to a regular salaried position with the Company and has remained in that position for less than one year;

               (f) an individual who is retained by the Company pursuant to a contract or agreement that specifies that the individual is not eligible to participate in the Plan;

               (g) an individual whose basic compensation for services rendered on behalf of the Company is not paid directly by the Company;

               (h) a nonresident alien who receives no earned income (within the meaning of section 911(d)(2) of the Code) from an Affiliate which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) and, for a Former Bell Atlantic Employee, who was not covered by a predecessor plan on September 30, 1980; provided, however, that this provision shall not result in the exclusion from Employee status of any individual described in this subsection (h) who is an employee actively participating in the Products Plan immediately before January 1, 2002, unless and until the individual loses Employee status based on a provision of the Plan other than this subsection (h); or

               (i) an individual who is not classified as a common-law employee by the Company, as evidenced by payroll records or a written agreement with the individual, regardless of any subsequent reclassification of such individual as a "common-law" employee of the Company by the Company, any governmental agency, or any court, provided that, if such an individual is later classified as a common-law employee by the Company, any governmental agency, or any court, such individual shall be treated as an Employee prospectively (and not retroactively) from the date of such reclassification.

          "Employment Commencement Date" means the date on which an employee is first entitled to be credited with a Paid Hour of Service.

          "Enrolled Actuary" means an actuary who is enrolled in accordance with ERISA.

          "Enterprises Plan " means Verizon's Bell Atlantic Enterprises Cash Balance Plan as in effect on November 30, 2001, and as extended through December 31, 2001 pursuant to Section 6A.11.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

          "Excluded Employee" means a participant who is an Employee on or after January 1, 2002 but whose benefits are determined under the provisions of Articles IV,

-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

     V and VI. Excluded Employees include (i) employees of international subsidiaries of the Company, and (ii) any group of Employees advised by the Plan administrator or the Human Resources department of the Company or Verizon before January 1, 2002 that the new pension formula effective in January 2002 will not apply to them.

          "Exhibit" means an exhibit appearing at the end of this Plan.

          "Former Bell Atlantic Employee" means an Employee who has a period of service before January 1, 2002 with a Bell Atlantic Company.

          "Former GTE Employee" means an Employee who has a period of service before January 1, 2002 with a GTE Company.

          "GTE Benefits Programs" means the plans, programs, policies, or contracts designated on Schedule 1 to the GTE Benefits Protection Trust as in effect on the earlier of the day before the Change in Control under
     Article XI-A occurred or the last day on which the GTE Benefits Protection Trust was in effect, provided that if the GTE Benefits Protection Trust is not established before the occurrence of the Change in Control under
     Article XI-A, "GTE Benefits Programs" shall mean the plans, programs, policies, and contracts listed on Schedule 1 to the draft of the GTE Benefits Protection Trust presented to and approved by the Board of Directors of GTE Corporation on August 6, 1987.

          "GTE Benefits Protection Trust" means the GTE Service Corporation Benefits Protection Trust established, as of September 15, 1987, as a grantor trust under a trust agreement by and between GTE Service Corporation (Verizon Corporate Services Group Inc. effective December 11,
     2001) and the trustee thereunder, as amended and in effect from time to time, for the purpose of ensuring that employees and former employees (and their beneficiaries) of Original Verizon Entities who are participants or beneficiaries under one or more of the GTE Benefits Programs will receive the benefits to which they are entitled thereunder.

          "GTE Company" means GTE Corporation as it existed before June 30, 2000, and any company which, at the time the Employee rendered service to the company, was an affiliated company that was then directly or indirectly 80% to 100% owned by GTE Corporation (or its predecessor corporations), determining "affiliated companies" in accordance with sections 414(b), (c),
     (m) or (o) of the Code.

          "Hour of Service" means with respect to an employee (including a leased employee within the meaning of section 414(n) of the Code):

               (a) each hour for which an employee is directly or indirectly paid or entitled to payment by an Affiliate for the performance of duties (such hours to be credited to the employee for the computation period or periods in which the duties are performed);

               (b) each hour for which the employee is directly or indirectly paid or entitled to payment by an Affiliate for reasons other than the performance of duties; and

-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

               (c) each hour for which back pay to the employee, irrespective of mitigation of damages, has been either awarded or agreed to by an Affiliate.

     Hours credited in accordance with subsections (b) and (c), above, shall be credited in accordance with 29 C.F.R. ss. 2530.200b-2(b) & (c), as amended.

     An Employee also shall be credited with one Hour of Service for each hour of excused absence time which has been approved for Vesting Service and Accredited Service purposes in accordance with Company policy in effect from time to time (within the meaning of Sections 4.2(a) and 4.6(a), respectively).

          "Interchange Agreement" means the Mandatory Portability Agreement, made as of January 1, 1985 among NYNEX Corporation, Bell Atlantic Corporation, AT&T and one or more other companies pursuant to P.L. 98-369,
     Section 559, or any similar agreement that provides for the portability of benefits with respect to certain former Employees or Employees who are or were employed by an Interchange Company.

          "Interchange Company" means a company that is a party to an Interchange Agreement, but only so long as such Interchange Agreement is in force and effect. Any Company or other Affiliate that was not an Interchange Company prior to December 1, 2001 shall not become an Interchange Company solely due to the merger of the Products Plan with and into the Enterprises Plan on November 30, 2001.

          "Interchange Company Pension Plan" means a defined benefit pension plan, maintained by an Interchange Company, that is qualified under section 401(a) of the Code, other than the Plan or any other plan of an Affiliate.

          "Interest Credits" means dollar credits, based on the Interest Credit Percentage, that may be credited on a monthly basis to a Participant's Cash Balance Account pursuant to Section 6A.1(a)(iii).

          "Interest Credit Percentage" means, for a given month beginning on or after January 1, 2002, one-twelfth of the lesser of:

               (a) one (1) percentage point plus the average annual yield on U.S. Treasury debt securities with a constant maturity of one year (as published in Federal Reserve Statistical Release H.15) for the second month preceding the first day of the calendar quarter in which the given month occurs; or

               (b) the "applicable interest rate" within the meaning of section 417(e)(3)(A)(ii)(II) of the Code for the second month preceding the first day of the calendar quarter in which the given month occurs.

          "Joint-Survivor Pension" means the joint and survivor annuity form of payment described in Section 6A.6(a).

          "LTD Plan" means the Long-Term Disability Income Protection Plan adopted by the Company (but not the long-term disability plan maintained by Bell Atlantic Corporation as of December 31, 2001, under which a Former Bell Atlantic Employee has elected to remain covered).

-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

          "Monthly Compensation" means:

               (a) Monthly Compensation For Excluded Employees. For purposes of determining Average Annual Compensation as of a date on or after January 1, 2002 for an Excluded Employee, an Employee's monthly base rate of compensation for a calendar month determined in accordance with the following rules:

                    (i) If there is more than one monthly base rate of
               compensation in effect with respect to an Employee for a calendar month, the Employee's Monthly Compensation for the calendar month shall be the highest such monthly base rate of compensation.

                    (ii) Only compensation for services rendered as an employee of a Control Group Affiliate shall be taken into account as Monthly Compensation. During periods when an Employee is scheduled to perform services on less than a full-time basis, the Employee's monthly base rate of compensation shall be reduced to reflect his reduced working schedule.

                    (iii) Monthly Compensation shall include any amount that
               would qualify as such but for the Employee's agreement to defer or forego receipt thereof pursuant to a qualified cash or deferred arrangement described in section 401(k) of the Code or a cafeteria plan described in section 125 of the Code. Effective October 1, 2001, or the first payroll period beginning thereafter, Monthly Compensation shall include pre-tax contributions relating to "qualified transportation fringe" benefits under section 132(f)(4) of the Code.

                    (iv) For calendar years after 1987, Monthly Compensation (A)
               shall include (I) foreign service premium paid as an incentive to accept a foreign assignment, (II) payments made under the Performance Rewards Program and similar team-oriented short-term incentives that are specifically included by the Committee from time to time, and (III) commissions and bonuses on account of sales when received by an Employee pursuant to a written commitment of his employer, but (B) shall not include any (I) Executive Incentive Plan (EIP) payment, (II) Unit Incentive Plan
               (UIP) payment, (III) Distinguished Service Award payment, (IV) overtime, (V) differentials, (VI) premiums, and (VII) other similar types of payment. Monthly Compensation for years beginning on and after January 1, 1995, shall include temporary job reclassification pay adjustments that are paid to the Employee for a period of at least 90 consecutive calendar days. Monthly Compensation for years beginning on and after January 1, 1995, shall include the amount of any single sum merit payment made to an Employee in lieu of an annual salary increase for such year. Monthly Compensation also shall include Executive Incentive Plan (EIP) awards when earned, Management Incentive Plan (MIP) awards when paid, International Team Incentive Program (ITIP) awards when paid, and GTE Investment Management Corporation Incentive Plan awards when

-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II
               paid; provided that, to the extent an Executive Incentive Plan
               (EIP) award is awarded on other than a monthly basis, it shall be attributed to Monthly Compensation ratably over the period for which it is awarded, and the Employee's 2000 EIP payment shall be credited ratably over 2000 and at the rate of 1/12 of such payment per month of employment in 2001.

                    (v) For calendar years before 1988, Monthly Compensation (A)
               shall include (I) foreign service premium paid as an incentive to accept a foreign assignment and (II) commissions and bonuses on account of sales when received by an Employee pursuant to a written commitment of his employer, but (B) shall not include (I) overtime, (II) differentials, (III) premiums, and (IV) other similar types of payment.

                    (vi) In addition to other applicable limitations that may be set forth in the Plan and notwithstanding any other contrary provision of the Plan, the sum of the Monthly Compensation taken into account with respect to an Employee for the twelve calendar months in a determination year shall not exceed the Annual Compensation Limit in effect with respect to the Employee for the calendar year in which the determination year begins. If the sum of the Monthly Compensation with respect to an Employee for a determination year would otherwise exceed such Annual Compensation Limit, the Monthly Compensation for each calendar month in the determination year shall be reduced, beginning with the calendar month in which the Employee has the greatest Monthly Compensation, until such Annual Compensation Limit is no longer exceeded. For purposes of this paragraph, the determination years with respect to an Employee shall consist of the consecutive twelve-calendar-month periods that end with the calendar month in which the Employee's employment with the Affiliates terminates.

          (b) Monthly Compensation After 2001. For purposes of determining Average Annual Compensation, Pay Credits or Net Monthly Compensation as of a date on or after January 1, 2002 for an Employee other than an Excluded Employee, an Employee's monthly base rate of compensation and other compensation for a calendar month determined in accordance with the following rules:

               (i) Credit for Compensation Before 2002. For purposes of determining Average Annual Compensation, an Employee's Monthly Compensation for calendar months beginning before January 1, 2002 will equal the Employee's compensation for pension accrual purposes determined as described in (A) the applicable Prior Plan, or (B) any plan of the Company or another Affiliate or any Interchange Company Pension Plan from which benefit assets and liabilities have been transferred for the Employee, in which the Employee was then an active participant; provided, however, that compensation received by the Employee from a Bell Atlantic Company before 1996 shall not be taken into account and compensation for any period of participation in a plan that does not define compensation for pension accrual purposes
-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II
          shall be determined by applying the definition of Monthly Compensation in effect under the Products Plan during such period to the Employee's compensation from the Company, Affiliate or Interchange Company by which he was then employed.

               (ii) Credit for Compensation After 2001. An Employee's Monthly Compensation for calendar months beginning on or after January 1, 2002 shall be determined as follows:

                    (A) Determining Monthly Base Rate. An Employee's monthly
               base rate of compensation for a calendar month shall be included in his Monthly Compensation for that month. If there is more than one monthly base rate of compensation in effect with respect to an Employee for a calendar month, the Employee's Monthly Compensation for the calendar month shall include only the highest such monthly base rate of compensation.

                    (B) Compensation as an Employee. Only compensation for
               services rendered as an Employee shall be taken into account as Monthly Compensation for purposes of determining the Employee's Pay Credits, Average Annual Compensation or Net Monthly Compensation; provided, however, that:

                         (I) an Employee's compensation from the Company or
                    another Affiliate or from an Interchange Company earned for service other than as an Employee, during which he accrued pension benefits under a plan maintained by such Company or Affiliate or under an Interchange Company Pension Plan the assets and liabilities for which have been transferred to the Plan, shall be taken into account in determining the Employee's Monthly Compensation for purposes of calculating his Average Annual Compensation to the extent such compensation was included in the definition of "compensation" applied under such other plan to determine the Employee's transferred benefit; provided, however, that compensation for any period of participation in a plan that does not define compensation for pension accrual purposes shall be determined by applying the definition of Monthly Compensation in effect under the Plan during such period to the Employee's compensation from the Company, Affiliate or Interchange Company by which he was then employed; and

                         (II) for a Former GTE Employee, compensation for
                    service rendered as an employee of a Control Group Affiliate that occurs after December 31, 2001 and before June 1, 2004 and after his status as an Employee ends shall be taken into account in determining the Employee's Monthly Compensation for purposes of calculating his Average Annual Compensation, to the extent not otherwise credited under this definition.
-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

                    (C) Compensation for Part-Time Employment. For a calendar
               month in which an Employee is scheduled to perform on a part-time basis for the entire month, the Employee's actual base compensation shall be included in Monthly Compensation instead of the amount described in paragraph (A).

                    (D) Base Rate for Less than Full Month. A full-time
               Employee's monthly base rate of compensation shall not be prorated for periods of employment of less than a full calendar month.

                    (E) Imputing Compensation During Disability. An individual who becomes disabled while an Employee and qualifies for and begins to receive benefits under the LTD Plan shall be deemed to receive Monthly Compensation, for the period commencing on the date of the onset of disability and ending on the date benefits under the LTD Plan cease (or his Pension Commencement Date, if earlier), equal to the Employee's monthly base rate of compensation in effect immediately before such period; provided, however, that for an Employee whose compensation is based on commissions, the monthly base rate of compensation for this purpose shall be increased by the monthly average of the Employee's commissions for the 12 months immediately preceding such period.

                    (F) Imputing Compensation During Non-Disability Absences. An
               Employee who is credited with Pension Accrual Service for a period of unpaid absence from employment with the Company shall be deemed to receive Monthly Compensation, for the period of absence for which he is credited with Pension Accrual Service, equal to the Employee's monthly base rate of compensation in effect immediately before such period; provided, however, that for an Employee whose compensation is based on commissions, the monthly base rate of compensation for this purpose shall be increased by the monthly average of the Employee's commissions for the 12 months immediately preceding such period.

                    (G) Other Compensation Included. Monthly Compensation shall include the following types of compensation as paid (or granted as described in (II), below), if paid (or granted) effective during the period for which compensation is taken into account under (B) through (F), above:

                         (I) sales bonuses and commissions paid pursuant to a
                    written commitment of the employer that provides that such amount is included in earnings for pension accrual purposes;
-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

                         (II) short-term individual and team-oriented
                    performance incentives, including incentives granted under the Verizon Incentive Plan starting in 2002 (whether or not deferred to a non-qualified plan of the Company or another Affiliate), but excluding Senior Manager Short-Term Incentives for purposes of determining Pay Credits;

                         (III) the amount of any single sum merit payment made
                    to the Employee in lieu of an annual salary increase;

                         (IV) temporary assignment pay;

                         (V) corporate profit sharing annual awards;

                         (VI) differentials or premiums; and

                         (VII) back pay, designated by the award as
                    benefits-eligible.

               (H) Certain Compensation Credited After Termination. Notwithstanding anything in the foregoing to the contrary, for a participant who is an Employee on the date he terminates employment with all Affiliates, Monthly Compensation shall include amounts paid after the participant's termination of employment if such amounts would otherwise have qualified as Monthly Compensation under this definition had such amounts been paid while the participant was an Employee and such amounts are paid either in the Plan Year in which the participant's termination of employment occurs or in the following Plan Year. For purposes of calculating a participant's Average Annual Compensation, such amounts shall be treated as if paid on the participant's last day as an Employee.

               (I) Inclusion of Amounts Deferred. Monthly Compensation shall include any amount that would qualify as such but for the Employee's agreement to defer or forego receipt thereof pursuant to a qualified cash or deferred arrangement described in section 401(k) of the Code, a cafeteria plan described in section 125 of the Code or, a qualified transportation fringe benefit plan described in section 132(f)(4) of the Code.

               (J) Exclusions. Monthly Compensation shall not include any form of compensation that is not listed in this definition as included. Forms of compensation that are excluded from Monthly Compensation include, but are not limited to, overtime and performance payments or other types of pay that are identified as excluded from pension earnings.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

               (K) Applying Annual Compensation Limit. In addition to other applicable limitations that may be set forth in the Plan and notwithstanding any other contrary provision of the Plan:

                    (I) for purposes of calculating an Employee's Average Annual
               Compensation, the sum of the Monthly Compensation taken into account with respect to an Employee for the twelve calendar months in a determination year shall not exceed the Annual Compensation Limit in effect with respect to the Employee for the calendar year in which the determination year begins. If the sum of the Monthly Compensation with respect to an Employee for a determination year would otherwise exceed such Annual Compensation Limit, the Monthly Compensation for each calendar month in the determination year shall be reduced, beginning with the calendar month in which the Employee has the greatest Monthly Compensation, until such Annual Compensation Limit is no longer exceeded. For purposes of this paragraph, the determination years with respect to an Employee shall consist of the consecutive twelve-calendar-month periods that end with the calendar month in which the Employee's employment with the Affiliates terminates, or with the last calendar month of the period over which his Average Annual Compensation is calculated, if earlier.

                    (II) an Employee's Pay Credits for any Plan Year shall be
               based on the Employee's Monthly Compensation; provided, however, that aggregate Monthly Compensation taken into account for purposes of determining the Employee's Pay Credits for the Plan Year shall not exceed the Annual Compensation Limit for such Plan Year.

                    (III) Aggregate Monthly Compensation credited to an
               Employee's Net Monthly Compensation for any Plan Year shall not exceed the Annual Compensation Limit for such Plan Year.

          "Net Credited Service" means the period of employment taken into account as Net Credited Service under Article IV-A.

          "Net Monthly Compensation" means, for a Transition-Eligible Employee, the aggregate of the Employee's Monthly Compensation credited after December 31, 2007.

          "Normal Retirement Age" means age 65, except that:

               (a) in the case of any Employee who was not employed by the Affiliates on or before the last day of the month during which he attained age 60, "Normal Retirement Age" means the fifth anniversary of the date as of which the Employee's participation in the Plan commenced or, the date on which the Employee completes five (5) years of Vesting Service, if earlier; and


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

               (b) in the case of any Employee who on December 31, 1999, (A) is an Employee actively participating in the Products Plan and has combined age and years of Accredited Service of at least 76 and (B) has at least 15 years of Accredited Service, "Normal Retirement Age" means age 55, provided the Employee has attained at least age 55 on December 31, 1999; and

               (c) for a former Enterprises Plan participant or an Employee or former Employee for whom assets and liabilities for benefits have been transferred to the Plan from another qualified plan (as a result of a transfer for the individual participant or merger of such other plan into the Plan), "Normal Retirement Age" shall not occur later than the date on which the participant would have attained normal retirement age under such other plan.

          "Normal Retirement Date" means the last day of the month during which an Employee or former Employee attains Normal Retirement Age.

          "Original Verizon Entities" means any entities that, on the day before the Change in Control occurred under Article XI-A, constituted Verizon or any corporation or unincorporated entity the majority interest in which was held on that day, directly or indirectly, by Verizon.

          "Other Pension Plan" means:

               (a) any pension plan or any pension system (other than this Plan),

               (b) any payment required to be made by law or regulation on account of termination or separation from employment,

               (c) any other similar program, or

               (d) any similar plan, system, payment, or program, to the extent that it provides benefits that are attributable to service with a Control Group Affiliate, a GTE Company or an Interchange Company and that result from a transfer of liabilities from this Plan (or any predecessor plan) or any other arrangement described in subsection
          (a), (b), or (c),

     to which a Control Group Affiliate, a GTE Company or, in the case of an arrangement described in subsection (d), any other employer has contributed or does contribute during the continuance of the Plan, either directly or indirectly, but in any case only to the extent that amounts paid thereunder are provided by or are attributable to employer contributions. Notwithstanding the foregoing, the term "Other Pension Plan" shall not include:

               (e) a pension paid or payable pursuant to any Federal or State law,

               (f) any amount paid or payable pursuant to any applicable law relating to worker's compensation or occupational diseases,


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

               (g) any deferred compensation or similar payments made directly by the employer on an unfunded basis, or

               (h) any other arrangement to the extent that offsetting the benefits otherwise provided under this Plan by the benefits provided under such other arrangement would result in an impermissible forfeiture within the meaning of section 411(a) of the Code.

     Nothing in this definition, including subsection (d) hereof, or in its application hereunder shall be deemed to reimpose on the Plan any liability with respect to a liability that has been transferred from the Plan in accordance with Section 11.3, 13.1 or 13.3.

          "Paid Hour of Service" means an Hour of Service described in subsection (a) of the definition of Hour of Service in this Article II. For a participant who on December 31, 2001 is (a) a disabled Former GTE Employee earning vesting and accredited service under the Products Plan,
     (b) a Former GTE Employee on excused absence earning vesting and accredited service under the Products Plan, or (c) a Former Bell Atlantic Employee earning vesting and net credited service under the Enterprises Plan during an excused absence, and who on January 1, 2002 is an Employee, a "Paid Hour of Service" shall include service credited to the Employee with respect to such absence for any period after 2001 pursuant to Article IV-A.

          "Pay Credits" means dollar credits, based on the Employee's Monthly Compensation and Pay Credit Percentage, that may be credited on a monthly basis to an Employee's Cash Balance Account as described in Section 6A.1(a)(ii).

          "Pay Credit Percentage" means a percentage of an Employee's Monthly Compensation which an Employee may be entitled to have credited to his Cash Balance Account as described in Section 6A.1(a)(ii).

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "PBGC Immediate Rate" means the interest rate in effect 90 days before the applicable Pension Commencement Date that would be used by the PBGC to value a participant's immediate annuity benefit upon termination of a trusteed single employer plan (or any applicable successor rate designated by the PBGC) or, if the PBGC no longer publishes such a rate and has not designated an applicable successor rate, the successor rate established for similar purposes by the Internal Revenue Service. Notwithstanding the foregoing, if a lump sum amount exceeds $25,000 when determined using the PBGC Immediate Rate as defined in the preceding sentence, the "PBGC Immediate Rate" shall mean 120% of the PBGC Immediate Rate as defined in the preceding sentence, provided that in no event shall the amount of a lump sum determined using the PBGC Immediate Rate as defined in this sentence be less than $25,000.

          "Pension" means a Service Pension, a Disability Pension, a Deferred Vested Pension, a Spouse's Pension, a Vested Pension or a Pre-Retirement Death Benefit. Notwithstanding the preceding sentence, for purposes of Sections 6A.5 and 6A.6, the definitions of "Qualified Joint and Survivor Annuity" and "Retirement," and where otherwise appropriate, the term "Pension" shall not include a Spouse's Pension or a


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

     Pre-Retirement Death Benefit.

          "Pension Accrual Service" means the period of employment taken into account as Pension Accrual Service under Article IV-A.

          "Pension Commencement Date" means the date as of which a Pension is scheduled to commence in accordance with the provisions of the Plan.

          "Pension Fund" means the Trust Fund or Funds, or an arrangement with an insurance company for the funding of Pensions under the Plan, or both.

          "Pension Plan Administrator" means the person or entity designated to process and decide claims for benefits under the Plan pursuant to Section 9.13(a).

          "Period of Severance" means a continuous period of time following a Separation From Service Date during which the former employee does not complete a Paid Hour of Service.

          "Plan" means the Verizon Enterprises Management Pension Plan, as now or previously in effect and as amended from time to time.

          "Plan Year" means the calendar year.

          "Pop-Up Annuity" means a pop-up joint and survivor annuity described in Section 6A.6(d).

          "Post-NRA Distribution" means a Pension payable to a Distribution-Eligible Employee in accordance with Section 5.7 or 5A.3.

          "Pre-Retirement Death Benefit" means the payments under the Plan to the Beneficiary of an Employee or former Employee who dies before his Pension Commencement Date payable pursuant to Section 5A.2 and Section 6A.4.

          "Prior Plan" means the Enterprises Plan or the Products Plan in which the Employee was previously a participant.

          "Products Plan" means the Verizon GTE Products Corporation Plan for Employees' Pensions as in effect on November 30, 2001, and as extended through December 31, 2001 pursuant to Section 6A.11.

          "Qualified Domestic Relations Order" means (a) a "qualified domestic relations order" within the meaning of section 206(d) of ERISA, (b) a domestic relations order entered before January 1, 1985, if payment of benefits pursuant to such order had commenced as of such date, and (c) any other domestic relations order entered before January 1, 1985, that the Committee's delegate elects, in its sole discretion, to treat as a Qualified Domestic Relations Order.

          "Qualified Joint and Survivor Annuity" means a Joint-Survivor Pension, that is actuarially equivalent to the participant's Accrued Benefit, under which a 50-percent survivor annuity is payable to the participant's Spouse as Beneficiary. Notwithstanding the preceding sentence, if the participant elects in accordance with


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

          Section 6A.6(a) to receive his Pension in the form of a Joint-Survivor Pension, that is actuarially equivalent to the participant's Accrued Benefit, under which a 66-2/3 percent or 100-percent survivor annuity is payable to the participant's Spouse as Beneficiary, the Joint-Survivor Pension so elected by the participant shall be the Qualified Joint and Survivor Annuity with respect to the participant.

          "Required Retirement Date" means the later of an Employee's Normal Retirement Date or the last day of the first month in which the conditions in Section 5.2(a)(i) through (iv) or Section 5A.1(b)(i) through (iv) are satisfied with respect to the Employee.

          "Required Starting Date" means April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2.

          "Residual Assets" means the assets, if any, of the Pension Fund that remain after all liabilities of the Plan (other than liabilities created by Section 12.2(h)) have been satisfied after termination of the Plan, excluding any such assets that are attributable to participant contributions in accordance with Section 4044 of ERISA and the regulations promulgated thereunder.

          "Retire," "Retired," or "Retirement" means either (a) the termination of an Employee's employment with the Affiliates under such circumstances that he is entitled to receive a Pension, except that an Employee who defers payment of his Pension shall be deemed to Retire on the last day of the month immediately preceding his Pension Commencement Date, or (b) the circumstances under which an Employee who was enrolled in and met the disability requirements of the LTD Plan in accordance with the provisions of Sections 4.2(d) and 4.6(d) or Sections 4A.1(d), 4A.2(d), and 4A.3(e) is thereafter entitled to receive a Pension; provided that in the case of an Employee who attains Normal Retirement Age on account of subsection (b) of the definition of Normal Retirement Age, "Retire," "Retired," and "Retirement" means the foregoing circumstances determined without regard to whether the Employee has terminated employment with the Affiliates.

          "Retired Employee" means a former Employee who is receiving a Pension under the Plan; provided that in the case of an Employee who becomes entitled to receive a Pension under the Plan on account of attaining Normal Retirement Age as defined in subsection (b) of the definition of Normal Retirement Age, whether an Employee is a "Retired Employee" shall be determined without regard to whether the Employee has terminated employment with the Affiliates.

          "Retirement Date" means the date on which an Employee actually Retires or is Retired pursuant to the terms of the Plan.

          "Schedule" means a schedule appearing at the end of this Plan.

          "Section" means a section of this Plan.

          "Separation From Service Date" means the earlier of:

               (a) the date on which an Employee terminates employment with all Affiliates including, without limitation, by reason of retirement, resignation,


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II
          death or other termination of employment; or

               (b) the first anniversary of the date on which the Employee is absent from the employ, or ceases to render active service as an employee of the Affiliates for any other reason.

     Notwithstanding the above:

                    (i) any period of sickness or accident disability benefits under a short-term disability plan shall, for purposes of this definition, be considered active service and not absence from employment, unless and until the Employee resigns, retires, dies or is otherwise terminated from employment;

                    (ii) any period of disability during which service is
               credited under Section 4A.1(d) shall be considered active service and not absence from employment;

                    (iii) if the Employee is on a military leave of absence
               under leave granted by the Company or another Affiliate or required by law, the Employee shall not be considered to have had a Separation From Service Date to the extent required pursuant to
               Section 14.9; or

                    (iv) if the Employee is on a leave of absence of more than
               12 months under a uniformly available leave of absence program of an Affiliate, the Employee shall not be considered to have had a Separation From Service Date to the extent provided by such leave policy.

          "Service Pension" means the payments under Article VI, by reason of an Employee's age and Accredited Service, to a Retired Employee for life, but does not include a Disability Pension or a Deferred Vested Pension.

          "Social Security Integration Level" means, as to the calendar year in which an Employee Retires or otherwise terminates employment, the average annual wages (rounded to the next lower multiple of $100) with respect to which primary benefits would be provided under the Social Security Act for a male worker attaining age 65 in such calendar year, computed as though for each year before such calendar year the annual wages were equal to the maximum amount of the taxable wages under the Social Security Act; provided that (a) in the case of a participant or Beneficiary who is receiving benefits under the Plan, or (b) in the case of a participant who is separated from service and has nonforfeitable rights to benefits, such benefits are not decreased by reason of any increase in the benefit level payable under Title II of the Social Security Act or any increase in the wage base under such Title II, if such increase takes place after September 2, 1974, or (if later) the earlier of the date of the first receipt of such benefits or the date of such separation, as the case may be.

          "Spouse" means the person to whom an Employee or former Employee is married on his date of death or his Pension Commencement Date, whichever occurs first. The term "Spouse" also shall include a former spouse of an Employee or former Employee to the extent required by a Qualified Domestic Relations Order.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

          "Spouse's Pension" means the payments under the Plan for life to the Spouse of an Employee or former Employee who dies before his Pension Commencement Date payable pursuant to Section 5.6 and Section 6.4.

          "Table" means one of the alphabetically denominated tables set forth in the Compendium of Plan Factors that is maintained by the Employee Benefits Committee and which is hereby incorporated into and made a part of the Plan. Unless otherwise specified, the Tables that apply for purposes of the main text of the Plan and the Schedules hereto shall be determined in accordance with Exhibit A.

          "Transition-Eligible Employee" means an individual who is an Employee (other than an Excluded Employee) at any time on or after January 1, 2002 and who is either (a) a Former GTE Employee who is credited with 10 or more years of Accredited Service under the terms of the Products Plan as of January 1, 2002, or (b) a Former Bell Atlantic Employee who is credited with 10 or more years of Net Credited Service under the terms of the Enterprises Plan as of January 1, 2002. For purposes of determining whether an Employee is a Transition-Eligible Employee, service for periods of employment prior to January 1, 2002 that is added to a participant's Accredited Service or Net Credited Service through a plan amendment that is adopted after January 1, 2002 shall not be taken into account.

          "Trust Agreement" means the trust agreement under the Plan between the Company or any other Affiliate and any Trustee at any time acting thereunder.

          "Trust Fund" means any fund held under a Trust Agreement.

          "Trustee" means the trustee under a Trust Agreement.

          "Verizon" means Verizon Communications Inc. or any successor.

          "Vesting Service" means the period of employment taken into account as Vesting Service under Article IV or Article IV-A, as appropriate.

          "Vested Pension" means the payments under the Plan to an Employee who is eligible by reason of age and/or Vesting Service, pursuant to Sections 5A.1 and 6A.2.

          "Unconverted Annuity Benefit" means a pension benefit that has not been converted to an opening balance in a Cash Balance Account, including:

               (a) an "unconverted annuity pension benefit" (other than the benefit derived from the modified former pension formula) originating in the Enterprises Plan that is held for a participant under the Plan as of December 31, 2001;

               (b) a pension benefit transferred to the Plan pursuant to Section
          13.1 on or after January 1, 2002 in a form other than a cash balance account from another defined benefit plan maintained by an Affiliate;

               (c) a pension benefit that a rehired Former Bell Atlantic Employee or Former GTE Employee accrued under a Prior Plan during one or more periods


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II
          of service that ended before the applicable cash balance conversion date, which has not previously been paid in full to the Employee (including any non-vested benefit deemed to be cashed-out under Section 7.6 but which was restored upon rehire) or, if such benefit was earned under the Enterprises Plan, which has not previously been forfeited under the terms of the Enterprises Plan; or

               (d) a pension benefit transferred to the Plan pursuant to Section
          13.3 on or after January 1, 2002 in a form other than a cash balance account from an Interchange Company Pension Plan.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article II

                                   ARTICLE III

PARTICIPATION

     3.1 General Rule. Any individual who is an Employee on or after January 1, 2002 shall become a participant in the Plan on the first day he qualifies as an Employee under Article II.

     3.2 Participation Required for Pension. Except as otherwise provided in the Plan, no Pension shall be payable under the Plan except with respect to an individual who has become a participant in the Plan pursuant to this Article III.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article III

                                  ARTICLE IV-A

     COMPUTATION OF VESTING SERVICE, NET CREDITED SERVICE, AND PENSION ACCRUAL SERVICE (FOR OTHER THAN EXCLUDED EMPLOYEES)

THE PROVISIONS OF THIS ARTICLE IV-A APPLY FOR PURPOSES OF DETERMINING VESTING SERVICE, NET CREDITED SERVICE, PENSION ACCRUAL SERVICE AND ACCREDITED SERVICE FOR PARTICIPANTS, OTHER THAN EXCLUDED EMPLOYEES, WHO COMPLETE A PAID HOUR OF SERVICE AT ANY TIME AFTER DECEMBER 31, 2001. (FORMER EMPLOYEES WHO ARE CREDITED, PURSUANT TO A SCHEDULE OR OTHER PLAN PROVISION, WITH SERVICE FOR EMPLOYMENT AFTER 2001 WITH A COMPANY THAT IS NOT AN AFFILIATE (E.G., BALTIMORE TECHNOLOGIES EMPLOYMENT DESCRIBED IN SCHEDULE III) SHALL NOT COMPLETE A PAID HOUR OF SERVICE BY REASON OF SUCH CREDIT.)

         4A.1 Vesting Service. Subject to Section 4A.5 and Section 13.1(a)(v), for a participant (other than an Excluded Employee) who completes a Paid Hour of Service after December 31, 2001, including a participant who is not an employee on January 1, 2002 but is rehired thereafter, Vesting Service shall equal the sum of:

          (a) Service Before 2002. The years and partial years of (i) Vesting Service credited to the participant under the Products Plan as of December 31, 2001 (or, for a rehired participant, his earlier termination date), and/or (ii) "ERISA Service" credited to the participant under the Enterprises Plan as of December 31, 2001 (or, for a rehired participant, his earlier termination date) determined, in the case of a participant who is an Employee on January 1, 2002, as if any service bridging waiting period which the Employee was in the process of completing on December 31, 2001 had been completed;

          (b) Service After 2001. The participant's years and partial years of service with the Company or another Affiliate in the period beginning on
     (i) for a Former GTE Employee or a Former Bell Atlantic Employee who is an Employee on January 1, 2002, January 1, 2002, (ii) for a Former GTE Employee or Former Bell Atlantic Employee who is not an Employee on January 1, 2002, the first day he completes a Paid Hour of Service on or after January 1, 2002, or (iii) for any other participant, the participant's Employment Commencement Date, and ending on his most recent Separation From Service Date disregarding any Period of Severance exceeding twelve (12) months;

          (c) Prior Employer Service. The participant's years and partial years of service with any other employer when specifically approved for Vesting Service purposes by the Board or an amendment to the Plan pursuant to
     Section 11.2 or when required to be credited pursuant to the mandatory portability rules described in Section 13.3 or pursuant to any Schedule, to the extent not otherwise credited under this Section; and

          (d) Imputing Service During Disability. In the case of an Employee who was enrolled in and met the eligibility and disability requirements of the LTD Plan and who has not elected a Pension Commencement Date, the period of years and partial years commencing with the beginning of the disability covered by the LTD Plan or January 1, 2002, if later, and ending when benefits under the LTD Plan cease or his Pension Commencement Date, if earlier.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article IV-A

For purposes of subsections (b) through (d), full and partial years of Vesting Service credited for the periods described in those subsections shall be computed under the elapsed time method, based on records maintained by the Company and any other Affiliates, using a uniform and consistent approach that the Committee determines to be appropriate and lawful. Notwithstanding anything in this Section 4A.1 to the contrary, for a Former GTE Employee who on January 1, 2002 both (i) is an employee of the Company or another Affiliate, and (ii) is credited with at least two (2) years of Vesting Service, but less than five (5) years of Vesting Service, under the Products Plan, Vesting Service shall be determined under the rules described in Article IV through December 31, 2004, if the Employee would be credited with more years of Vesting Service as a result.

     4A.2 Net Credited Service. Subject to Section 4A.5 and Section 13.1(a)(v), for a participant (other than an Excluded Employee) who completes a Paid Hour of Service after December 31, 2001, including a participant who is not an employee on January 1, 2002 but is rehired thereafter, Net Credited Service shall equal the sum of:

          (a) Service Before 2002. The years and partial years of (i) Accredited Service credited to the participant under the Products Plan as of December 31, 2001 (or, for a rehired participant, his earlier termination date), including any service credited under any Schedule or other provision for purposes of determining the participant's eligibility for a service pension, and/or (ii) "net credited service" credited to the participant under the Enterprises Plan as of December 31, 2001 (or, for a rehired participant, his earlier termination date), determined, in the case of a participant who is an Employee on January 1, 2002, as if any service bridging waiting period which the Employee was in the process of completing on December 31, 2001 had been completed;

          (b) Service After 2001. The participant's years and partial years of service with the Company or another Affiliate in the period beginning on
     (i) for a Former GTE Employee or a Former Bell Atlantic Employee who is an Employee on January 1, 2002, January 1, 2002, (ii) for a Former GTE Employee or Former Bell Atlantic Employee who is not an Employee on January 1, 2002, the first day he completes a Paid Hour of Service on or after January 1, 2002, or (iii) for any other participant, the participant's Employment Commencement Date, and ending on his most recent Separation From Service Date disregarding any Period of Severance exceeding twelve (12) months;

          (c) Prior Employer Service. The participant's years and partial years of service with any other employer when specifically approved for Net Credited Service purposes by the Board or an amendment to the Plan pursuant to Section 11.2 or when required to be credited pursuant to the mandatory portability rules described in Section 13.3 or pursuant to any Schedule, to the extent not otherwise credited under this Section; and

          (d) Imputing Service During Disability. In the case of an Employee who was enrolled in and met the eligibility and disability requirements of the LTD Plan and who has not elected a Pension Commencement Date, the period of years and partial years commencing with the beginning of the disability covered by the LTD Plan or January 1, 2002, if later, and ending when benefits under the LTD Plan cease or his Pension Commencement Date, if earlier.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article IV-A

For purposes of subsections (b) through (d), full and partial years of Net Credited Service credited for the periods described in those subsections shall be computed under the elapsed time method, based on records maintained by the Company and any other Affiliates, using a uniform and consistent approach that the Committee determines to be appropriate and lawful. Notwithstanding anything in this Section 4A.2 to the contrary, for a Former GTE Employee, years and partial years of Net Credited Service credited to the Employee for any period of service after December 31, 2001 and before June 1, 2004 shall not be less than the years and partial years of Accredited Service that would have been credited to the Employee for such period under Article IV if such rules had been in effect through May 31, 2004.

     4A.3 Pension Accrual Service. Subject to Section 4A.4, Section 4A.5,
Section 5.7, Section 5A.3 and Section 13.1, for a participant who is a Transition-Eligible Employee who completes a Paid Hour of Service after December 31, 2001, including a participant who is not an employee on January 1, 2002 but is rehired thereafter, Pension Accrual Service shall equal the sum of:

          (a) Service with GTE Before 2002. The years and partial years of Accredited Service credited to the participant under the Products Plan as of December 31, 2001 (or, for a rehired participant, his earlier termination date), determined, in the case of a participant who is an Employee on January 1, 2002, as if any service bridging waiting period which the Employee was in the process of completing on December 31, 2001 had been completed, but excluding (i) for any participant who has taken an in-service distribution pursuant to Section 5A.3 or 5.7 (or a similar provision in the Products Plan), Accredited Service earned before the calendar year in which the in-service distribution occurred, and (ii) any Accredited Service credited solely for Pension eligibility purposes;

          (b) Service with Bell Atlantic Before 2002. The years and partial years of "net credited service" credited to the participant under the Enterprises Plan as of December 31, 2001 (or, for a rehired participant, his earlier termination date), determined, in the case of a participant who is an Employee on January 1, 2002, as if any service bridging waiting period which the Employee was in the process of completing on December 31, 2001 had been completed, but excluding (i) the participant's periods of service before January 1, 2002 with a Bell Atlantic Company that did not participate in the company pension plan, and (ii) any Net Credited Service credited solely for purposes of determining retirement eligibility;

          (c) Service After 2001. The participant's years and partial years of service with the Company or another Affiliate in the period beginning on
     (i) for a Former GTE Employee or a Former Bell Atlantic Employee who is an Employee on January 1, 2002, January 1, 2002, (ii) for a Former GTE Employee or Former Bell Atlantic Employee who is not an Employee on January 1, 2002, the first day he completes a Paid Hour of Service on or after January 1, 2002, or (iii) for any other participant, the participant's Employment Commencement Date, and ending on his most recent Separation From Service Date disregarding any Period of Severance (regardless of the length) and any period during which the participant is not an Employee (except as provided in (d), (e), (f) or (g), below);

          (d) Prior Employer Service. The participant's years and partial years of service with any other employer when specifically approved for Pension Accrual Service


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article IV-A
     purposes by the Board or an amendment to the Plan pursuant to Section 11.2 or when required to be credited pursuant to the mandatory portability rules described in Section 13.3 or pursuant to any Schedule, to the extent not otherwise credited under this Section;

          (e) Imputing Service During Disability. In the case of an Employee who was enrolled in and met the eligibility and disability requirements of the LTD Plan and who has not elected a Pension Commencement Date, the period of years and partial years commencing with the beginning of the disability covered by the LTD Plan or January 1, 2002, if later, and ending when benefits under the LTD Plan cease or his Pension Commencement Date, if earlier;

          (f) Service Associated with Transferred Benefit. The participant's years and partial years of service with the Company or another Affiliate when he was not an Employee, during which the participant accrued pension benefits under a plan maintained by such Company or Affiliate the assets and liabilities for which have been transferred to the Plan pursuant to
     Section 13.1; and

          (g) Service Following Transfer to Non-Participating Affiliate. For a Former GTE Employee, the participant's years and partial years of service with a Control Group Affiliate occurring after January 1, 2002 and before June 1, 2004 and after his status as an Employee ends, to the extent not otherwise credited under subsections (a) through (f), above.

For purposes of subsections (c) through (g), full and partial years of Pension Accrual Service credited for the periods described in those subsections shall be computed under the elapsed time method, based on records maintained by the Company and any other Affiliates, using a uniform and consistent approach that the Committee determines to be appropriate and lawful. Notwithstanding anything in this Section 4A.3 to the contrary, (i) for a Transition-Eligible Employee who is a Former GTE Employee, years and partial years of Pension Accrual Service credited to the Employee for any period of service after December 31, 2001 and before June 1, 2004 shall not be less than the years and partial years of Accredited Service that would have been credited to the Employee for benefit accrual purposes for such period under Article IV if such rules had been in effect through May 31, 2004, and (ii) no Pension Accrual Service shall be credited to a participant who is not a Transition-Eligible Employee, except for the purpose described in Section 4A.4.

     4A.4 Accredited Service. Notwithstanding anything in Section 4A.3 to the contrary, for a Former GTE Employee (other than an Excluded Employee) who completes a Paid Hour of Service after December 31, 2001, Pension Accrual Service shall be calculated as described in Section 4A.3, above, and shall be used in place of Accredited Service for purposes of applying the benefit formula described in Section 6A.1(c)(i) through May 31, 2004.

     4A.5 Special Rules. Notwithstanding anything in this Article IV-A to the contrary:

          (a) No Service Credited Due to Reclassification. In no event shall Net Credited Service or Pension Accrual Service as determined under this
     Article include any period of an individual's employment during which the individual is not classified by the Company or another Affiliate as a common-law employee of the Company or Affiliate, regardless of any subsequent reclassification of such individual as a


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article IV-A

     "common-law" employee of the Company or another Affiliate by the Company, Affiliate, any governmental agency, or any court.

          (b) Certain Service Credits Disregarded at Rehire. In no event shall any years added to a participant's service under the terms of an early retirement window or other pension enhancement program under the Plan or a Prior Plan be taken into account in determining the participant's service under this Article IV-A upon the participant's rehire.

          (c) Amendments to Provide Full Vesting. An Authorized Individual, acting in a settlor capacity, is authorized to execute a written amendment to the Plan to provide that certain Employees who terminate employment with the Affiliates on account of a corporate transaction shall be fully vested in their Accrued Benefits under the Plan upon such termination of employment. Such Employees shall be fully vested in their Accrued Benefits under the Plan upon termination of employment without a written Plan amendment, if such vesting is required by the provisions of the sale or other agreement effecting such transaction.

          (d) No Duplication of Service Credits. In no event shall any period of service be credited twice for the same purpose under this Article IV-A.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article IV-A

                                   ARTICLE IV

                         COMPUTATION OF VESTING SERVICE
                 AND ACCREDITED SERVICE (FOR EXCLUDED EMPLOYEES)

THE PROVISIONS OF THIS ARTICLE IV APPLY FOR PURPOSES OF DETERMINING VESTING SERVICE AND ACCREDITED SERVICE FOR PARTICIPANTS WHO ARE EXCLUDED EMPLOYEES.

     4.1 Pre-2002 Vesting Service. For an Excluded Employee, Vesting Service, with respect to any period of employment with an Affiliate prior to January 1, 2002, shall equal the Vesting Service credited to such Employee for such period under the Products Plan.

     4.2 Post-2001 Vesting Service. For an Excluded Employee, Vesting Service, in respect of any period of employment with an Affiliate after December 31, 2001, shall consist, without duplication, of the aggregate of the following:

          (a) active employment with the Company and any excused absence time specifically approved for Vesting Service purposes in accordance with Company policy in effect from time to time;

          (b) active employment with any other Affiliate;

          (c) active employment with any other employer when specifically approved for Vesting Service purposes by the Board or an amendment to the Plan pursuant to Section 11.2; and

          (d) in the case of an Employee who was enrolled in and met the eligibility and disability requirements of the LTD Plan and who has not been Retired on a Disability Pension, the period of time (i) commencing with the beginning of the Disability covered by the LTD Plan and (ii) ending when the benefits under the LTD Plan cease, with his rate of compensation immediately prior to his Disability being deemed to continue during such period for the purpose of computing Average Annual Compensation.

Except as provided in subsection (d) of this Section 4.2, a full year of Vesting Service shall be included in the employee's aggregate of Vesting Service with respect to any calendar year in which he has been credited with not less than 1000 Hours of Service. In the case of an Employee who, in a calendar year, is credited with less than 1000 Hours of Service, the Employee shall accrue a fraction of a year of Vesting Service (not in excess of one (1)), where the numerator of the fraction is the number of Hours of Service credited to the Employee during such year and the denominator is the Customary Work Year. An employee shall be credited, in accordance with 29 C.F.R. ss. 2530.200b-3(e)(1)(ii) & (e)(4), with 45 Hours of Service for each week for which he would be required to be credited with at least one "hour of service" under 29 C.F.R. ss. 2530.200b-2. In the case of a week that begins in one computation period and ends in a second computation period, all Hours of Service credited for such week shall be credited to both computation periods. In the case of payments to an employee calculated on the basis of a unit of time greater than one week, the employee shall be credited, in accordance with 29 C.F.R. ss. 2530.200b-3(e)(6), with 45 Hours of Service for each week that, in the course of the employee's regular work schedule, would be included in such greater unit of time.


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          4.3 Break in Vesting Service. For an Excluded Employee:

                    (a) Except as provided in Section 4.2(d), Vesting Service
               shall be broken in any calendar year in which an employee who has not been credited with more than 500 Hours of Service ceases to be an employee of the Affiliates.

                    (b) Solely for purposes of determining under subsection (a), above, whether an employee has been credited with more than 500 Hours of Service during a calendar year, up to 501 of the Hours of Service that would otherwise normally have been credited to the employee during the calendar year but for the fact that the employee was absent from work (i) by reason of the employee's pregnancy, (ii) by reason of the birth of the employee's child,
               (iii) by reason of the placement of a child with such employee in connection with an adoption of such child by the employee, or
               (iv) for purposes of caring for a child for a period beginning immediately following birth or placement, shall be credited as Hours of Service. If the employee would have been credited with more than 500 Hours of Service during the calendar year notwithstanding the immediately preceding sentence, such Hours of Service shall be credited to the succeeding calendar year. Notwithstanding Section 4.7, this subsection (b) shall not apply for purposes of determining whether an employee's Accredited Service has been broken.

     4.4 Reemployment After Break in Vesting Service. For an Excluded Employee, when an employee's Vesting Service is broken, and he thereafter is reemployed by an employer described in Section 4.2 and accumulates 1000 Hours of Service constituting Vesting Service during the period that begins on the date he is reemployed and that ends on the date his Vesting Service is next broken, then the break in the employee's employment shall be bridged, and there shall be added to the Vesting Service that has accumulated since his reemployment the aggregate of all previous periods of Vesting Service that the employee had prior to the break, provided that the employee had at least one year of Vesting Service preceding the break in service. If the Employee accumulates 1000 Hours of Service constituting Vesting Service during the period that begins on the date he is reemployed and that ends on the date his Vesting Service is next broken, that fact shall be taken into account as provided in the preceding sentence solely for purposes of bridging the break in his employment.

     4.5 Pre-2002 Accredited Service. For an Excluded Employee, Accredited Service, in respect of any period of employment with an Affiliate prior to January 1, 2002, shall be determined under the terms of the Products Plan.

     4.6 Post-2001 Accredited Service. For an Excluded Employee, Accredited Service, in respect of any period of employment after December 31, 2001, shall consist, without duplication, of the aggregate of the following:

          (a) active employment with the Company and any excused absence time specifically approved for Accredited Service purposes in accordance with Company policy in effect from time to time;

          (b) active employment with a Control Group Affiliate other than the Company;

          (c) active employment with any other employer when specifically approved for


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


     Accredited Service purposes by the Board or an amendment to the Plan pursuant to Section 11.2; and

          (d) in the case of an Employee who was enrolled in and met the eligibility and disability requirements of the LTD Plan and who has not been Retired on a Disability Pension, the period of time (i) commencing with the beginning of the Disability covered by the LTD Plan and (ii) ending when the benefits under the LTD Plan cease, with his rate of compensation immediately prior to his Disability being deemed to continue during such period for the purpose of computing Average Annual Compensation.

Except as provided in subsection (d) of this Section 4.6, a full year of Accredited Service shall be added to the Employee's aggregate Accredited Service for any calendar year in which he has been credited with not less than the Customary Work Year. In the case of an Employee who, in a calendar year, is credited with less than the Customary Work Year, the Employee shall accrue a fraction of a year of Accredited Service (not in excess of one (1)), where the numerator of the fraction is the number of Hours of Service credited to the Employee during such year and the denominator is the Customary Work Year. An employee shall be credited, in accordance with 29 C.F.R. ss. 2530.200b-3(e)(1)(ii) & (e)(4), with 45 Hours of Service for each week for which he would be required to be credited with at least one "hour of service" under 29 C.F.R. ss. 2530.200b-2. In the case of a week that begins in one computation period and ends in a second computation period, all Hours of Service credited for such week shall be credited to both computation periods. In the case of payments to an employee calculated on the basis of a unit of time greater than one week, the employee shall be credited, in accordance with 29 C.F.R. ss. 2530.200b-3(e)(6), with 45 Hours of Service for each week that, in the course of the employee's regular work schedule, would be included in such greater unit of time. If the compensation (if any) used to determine an Employee's accrued benefit under any benefit formula in the Plan is so defined as to cause application of the preceding sentence otherwise to violate the prohibition against double proration in 29 C.F.R. ss. 2530.204-2(d), then the Employee's compensation under such definition for any calendar year during which he is credited with less than the Customary Work Year shall be adjusted by multiplying his compensation under such definition for the calendar year by a fraction, the numerator of which is the Customary Work Year, and the denominator of which is the number of Hours of Service credited to the Employee during such year. Notwithstanding the foregoing, Accredited Service shall not include any period of an individual's employment during which the individual is not classified by the Company or an Affiliate as a common-law employee of the Company or an Affiliate, regardless of any subsequent reclassification of such individual as a "common-law" employee of the Company or an Affiliate by the Company, an Affiliate, any governmental agency, or any court.

     4.7 Break in Accredited Service. For an Excluded Employee, Accredited Service shall be broken in any calendar year in which the Employee has a break in Vesting Service pursuant to Section 4.3(a).

     4.8 Reemployment After Break in Accredited Service. For an Excluded
Employee:

          (a) When an employee's Accredited Service is broken, and he thereafter is reemployed by an employer described in Section 4.2 and accumulates 1000 Hours of Service constituting Vesting Service during the period that begins on the date he is reemployed and that ends on the date his Vesting and Accredited Service are next


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     broken, then the break in the employee's employment shall be bridged, and he shall be credited with the aggregate of all periods of Accredited Service that he had prior to the break, provided that the employee had at least one year of Vesting Service preceding the break in service. If the Employee accumulates 1000 Hours of Service constituting Vesting Service during the period that begins on the date he is reemployed and that ends on the date his Vesting Service is next broken, that fact shall be taken into account as provided in the preceding sentence solely for purposes of bridging the break in his employment.

          (b) Notwithstanding subsection (a), above, if the Employee is a "Special Retiree" as that term is defined in an enhanced (or incentive) early retirement program under a Prior Plan, the Plan, or any other pension plan sponsored by an Affiliate (a "Program"), and he is reemployed by an employer described in Section 4.2 after his "Qualified Retirement Date" (as that term is defined in the Program), then the Accredited Service with which he is credited under this Article IV in respect of the period preceding his Qualified Retirement Date shall be the Accredited Service with which he would have been credited pursuant to this Article IV excluding the provisions of the Program, as if he had terminated his employment on his Qualified Retirement Date but had not elected to Retire under the Program; provided that, upon his Retirement following his reemployment, the periodic amount of his Pension shall be not less than the periodic amount of the Pension payable in the same form to which he was entitled in accordance with the provisions of the Plan, including the provisions of the Program, when he Retired under the Program.

     4.9 Calculation of Benefits Following Bridging of Accredited Service. For an Excluded Employee, upon Retirement or separation from service following the bridging of a break in Accredited Service pursuant to Section 4.8, the Employee's Pension shall be based on his Average Annual Compensation and Accredited Service before and after the break.

     4.10 Special Vesting for Certain Divestitures. The Executive Vice-President--Human Resources & Administration of Verizon Corporate Services Group Inc. or his delegate, acting in a settlor capacity, is authorized to execute a written amendment to the Plan to provide that certain Employees who terminate employment with the Affiliates on account of a corporate transaction shall be fully vested in their Accrued Benefits under the Plan upon such termination of employment.


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                                                                      Article IV
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


                                   ARTICLE V-A

ELIGIBILITY FOR PENSION (FOR OTHER THAN EXCLUDED EMPLOYEES)

THE PROVISIONS OF THIS ARTICLE V-A APPLY FOR PURPOSES OF DETERMINING PENSION ELIGIBILITY FOR PARTICIPANTS, OTHER THAN EXCLUDED EMPLOYEES, WHO COMPLETE A PAID HOUR OF SERVICE AT ANY TIME ON OR AFTER JANUARY 1, 2002. (FORMER EMPLOYEES WHO ARE CREDITED, PURSUANT TO A SCHEDULE OR OTHER PLAN PROVISION, WITH SERVICE FOR EMPLOYMENT AFTER 2001 WITH A COMPANY THAT IS NOT AN AFFILIATE (E.G., BALTIMORE TECHNOLOGIES EMPLOYMENT DESCRIBED IN SCHEDULE III) SHALL NOT COMPLETE A PAID HOUR OF SERVICE BY REASON OF SUCH CREDIT.)

     5A.1 Vested Pension. With respect to participants, other than Excluded Employees, who complete a Paid Hour of Service at any time on or after January 1, 2002:

          (a) Eligibility for Vested Pension. Any Employee who attains Normal Retirement Age while employed by the Affiliates or who is credited with 5 or more years of Vesting Service shall have the right to payment of a fully vested and nonforfeitable Vested Pension. The normal commencement date of the Vested Pension shall be the first day of the month next following the Employee's Normal Retirement Date, or the first day of the month following his termination of employment with all Affiliates, if later. However, such former Employee may elect, in accordance with and subject to Section 7.8, to have his Vested Pension commence prior to his Normal Retirement Date on the first day of any month following the date of his termination of employment.

          (b) Required Retirement. An Employee to whom this subsection (b) applies shall be required by the Company to terminate his employment with the Company on his Required Retirement Date and shall be entitled on such date to a fully vested and nonforfeitable Vested Pension. This subsection
     (b) shall apply to any Employee who:

               (i) is a participant in the Plan;

               (ii) has attained Normal Retirement Age (determined without regard to subsection (b) of the definition of Normal Retirement Age);

               (iii) for the 2-year period immediately before his Retirement pursuant to this Section 5A.1(b), is employed in a bona-fide executive or a high policymaking position; and

               (iv) is entitled to an immediate nonforfeitable annual retirement benefit of at least $44,000, when calculated as a straight life annuity with no ancillary benefits.

     Section 12(c) of ADEA and the regulations thereunder shall apply in determining whether the foregoing conditions are satisfied. For purposes of paragraph (iv), above, there shall be taken into account retirement benefits from pension, profit-sharing, savings, or deferred compensation plans, or any combination of such plans, sponsored by one or more Affiliates, including, without limitation, any lump sum payments from such plans with which it is possible to purchase a straight life annuity and the Employee's Accrued Benefit under this Plan. For purposes of paragraph (iv), above,


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                                                                     Article V-A
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


     there shall not be taken into account retirement benefits derived from employee contributions or retirement benefits derived from rollover contributions from retirement arrangements not sponsored by an Affiliate.

          (c) Certain Written Agreements. Notwithstanding subsection (b), above, to the extent that the terms of a written agreement between an Employee and the Company entered into on or before March 14, 1991, expressly permit the Employee to remain employed by the Company after the Employee's Required Retirement Date, the Employee shall not be required to terminate his employment with the Company on the Employee's Required Retirement Date, but such Employee shall be required to terminate his employment with the Company on the earliest date, following the Employee's Required Retirement Date, provided for under such agreement.

          (d) Crediting of Service for Required Retirements. The requirement that an Employee terminate his employment with the Company in accordance with subsection (b) or (c), above, whichever is applicable, shall not deprive the Employee of any Accredited Service, Net Credited Service or Pension Accrual Service to which the Employee is otherwise entitled under the Plan, regardless of whether such service extends beyond the Employee's Required Retirement Date (or such later date as may apply to the Employee in accordance with subsection (c)).

     5A.2 Pre-Retirement Death Benefits. A Pre-Retirement Death Benefit shall be payable to the Beneficiary of a participant (other than an Excluded Employee) who completes a Paid Hour of Service at any time after December 31, 2001 and who dies before his Pension Commencement Date without having in effect a valid waiver of the Pre-Retirement Death Benefit under Section 6A.5(b), if the participant had earned a nonforfeitable right to a Pension. No Pre-Retirement Death Benefit shall be payable to the Beneficiary of a participant who dies before his Pension Commencement Date either without having earned a nonforfeitable right to a Pension or while having in effect a valid waiver of the Pre-Retirement Death Benefit under Section 6A.5(b). Except as otherwise provided in the Plan, whether a participant has earned a nonforfeitable right to a Pension shall be determined in accordance with Section 5A.1(a).

     5A.3 Post-NRA Distribution.

          (a) Subject to the provisions of subsections (b), (c), and (d), below, each Distribution-Eligible Employee (other than an Excluded Employee) who completes a Paid Hour of Service after December 31, 2001 may elect to receive a Vested Pension commencing as of any March 1, based on the terms of the Plan or the Products Plan, as appropriate, and the Distribution-Eligible Employee's Accredited Service, Net Credited Service, Pension Accrual Service, Average Annual Compensation, and Cash Balance Account, as appropriate, as of the immediately preceding December 31; provided that a Distribution-Eligible Employee may receive no more than one Post-NRA Distribution pursuant to this Section 5A.3 and Section 5.7 (and any similar provision in the Products Plan).

          (b) If a Distribution-Eligible Employee receives a Post-NRA Distribution pursuant to this Section 5A.3, the amount of any additional Pension payable upon the Distribution-Eligible Employee's subsequent termination of employment with the Affiliates shall be determined in accordance with the following rules:


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                                                                     Article V-A
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


               (i) Subject to paragraph (ii), below, the amount of the additional Pension shall be determined under the generally applicable provisions of the Plan (determined without regard to this Section 5A.3).

               (ii) For purposes of paragraph (i), above, (A) the Distribution-Eligible Employee's Accredited Service or Pension Accrual Service, as applicable, shall be determined solely by reference to such service earned after the December 31 as of which his service is determined for purposes of subsection (a), above, (B) the Distribution-Eligible Employee's Average Annual Compensation shall be determined by reference to all of the Distribution-Eligible Employee's Monthly Compensation, regardless of whether it was paid for the period before or after the December 31 as of which his Average Annual Compensation was determined for purposes of subsection (a), above, and
          (C) the Distribution-Eligible Employee's Cash Balance Account shall be determined based on Pay Credits and Interest Credits made after the December 31 as of which his Cash Balance Account was determined for purposes of subsection (a), above.

          (c) A Distribution-Eligible Employee who wishes to elect a Post-NRA Distribution must elect such a distribution, in a form and manner acceptable to the Committee, during the period established by the Committee for this purpose from time to time in its sole discretion.

          (d) Subject to the requirements of Section 6A.5, a Distribution-Eligible Employee may elect to receive his distribution pursuant to this Section 5A.3 in either the automatic form of payment described in Section 6A.5 or in any of the optional forms of payment described in Section 6A.6; provided that in determining the amount of any lump-sum distribution under Section 6A.6(b)(i) for purposes of this subsection (d), the applicable interest rate assumption applied to determine the lump sum value of the Employee's benefit derived from any non-cash balance formula shall be based on the otherwise applicable rate that is effective for a Pension Commencement Date of January 1 or March 1 of the year in which the distribution is made, whichever produces the larger lump-sum distribution. If a Distribution-Eligible Employee who receives a distribution pursuant to this Section 5A.3 subsequently becomes entitled to receive an additional Pension upon termination of employment with the Affiliates in accordance with subsection (b), above, the form of such additional Pension shall be governed by the generally applicable provisions of the Plan, as if the Distribution-Eligible Employee were then first Retiring.

     5A.4 Disability Pension. Any Employee (other than an Excluded Employee) who completes a Paid Hour of Service after December 31, 2001 and who has 15 or more years of Net Credited Service shall be entitled to a Disability Pension if he becomes Disabled. The normal Pension Commencement Date of the Disability Pension shall be the first day of the month next following the Employee's Normal Retirement Date. However, the Employee may elect, in accordance with Section 7.8, to have the Disability Pension commence as of the first day of any month preceding his Normal Retirement Date.

     5A.5 Eligibility for Retiree Medical and Welfare Benefits. To the extent that eligibility for benefits under the Company's management retiree medical and welfare benefits plan on or after January 1, 2002 is based on "service


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Restated January 1, 2002
                                                                     Article V-A
pension" eligibility, an Employee who terminates employment with all Affiliates on or after January 1, 2002 shall be "service pension" eligible if he satisfies one of the following:

          (a) The Employee terminates employment with all Affiliates on or after the date he attains Normal Retirement Age;

          (b) The Employee has at least 15 years of Net Credited Service and the Employee's combined years and completed months of age and years and partial years of Net Credited Service, as determined based on records maintained by the Company and its Affiliates, total 75 or more years as of the date the Employee terminates employment with all Affiliates.

          (c) The Employee has 15 or more years of Net Credited Service, his employment with all Affiliates was terminated by his employer for any reason other than age or cause before he attained Normal Retirement Age and his years and completed months of age combined with his years and partial years of Net Credited Service, as determined based on records maintained by the Company and any other Affiliates, on the date of his termination of employment equals at least 73.


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Restated January 1, 2002
                                                                     Article V-A

                                    ARTICLE V

                ELIGIBILITY FOR PENSION (FOR EXCLUDED EMPLOYEES)

THE PROVISIONS OF THIS ARTICLE V APPLY FOR PURPOSES OF DETERMINING PENSION ELIGIBILITY FOR PARTICIPANTS WHO ARE EXCLUDED EMPLOYEES.

     5.1 Normal Retirement. Any Excluded Employee who attains Normal Retirement Age shall have the right to Retire with a fully vested and nonforfeitable Service Pension commencing as of the first day of the month next following his Retirement.

     5.2 Required Retirement. This Section applies to Excluded Employees:

          (a) An Employee to whom this subsection (a) applies shall be required by the Company to terminate his employment with the Company on his Required Retirement Date and shall be entitled on such date to a fully vested and nonforfeitable Service Pension. This subsection (a) shall apply to any Employee who:

               (i) is a participant in the Plan;

               (ii) has attained Normal Retirement Age (determined without regard to subsection (b) of the definition of Normal Retirement Age);

               (iii) for the 2-year period immediately before his Retirement pursuant to this Section 5.2, is employed in a bona-fide executive or a high policymaking position; and

               (iv) is entitled to an immediate nonforfeitable annual retirement benefit of at least $44,000, when calculated as a straight life annuity with no ancillary benefits.

     Section 12(c) of ADEA and the regulations thereunder shall apply in determining whether the foregoing conditions are satisfied. For purposes of paragraph (iv), above, there shall be taken into account retirement benefits from pension, profit-sharing, savings, or deferred compensation plans, or any combination of such plans, sponsored by one or more Affiliates, including, without limitation, any lump sum payments from such plans with which it is possible to purchase a straight life annuity and the Employee's Accrued Benefit under this Plan. For purposes of paragraph (iv), above, there shall not be taken into account retirement benefits derived from employee contributions or retirement benefits derived from rollover contributions from retirement arrangements not sponsored by an Affiliate.

          (b) Notwithstanding subsection (a), above, to the extent that the terms of a written agreement between an Employee and the Company entered into on or before March 14, 1991, expressly permit the Employee to remain employed by the Company after the Employee's Required Retirement Date, the Employee shall not be required to terminate his employment with the Company on the Employee's Required Retirement Date, but such Employee shall be required to terminate his employment with the Company on the earliest date, following the Employee's Required Retirement Date, provided for under such agreement.


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                                                                       Article V
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


          (c) The requirement that an Employee terminate his employment with the Company in accordance with subsection (a) or (b), above, whichever is applicable, shall not deprive the Employee of any Accredited Service to which the Employee is otherwise entitled under the Plan, regardless of whether such service extends beyond the Employee's Required Retirement Date (or such later date as may apply to the Employee in accordance with subsection (b)).

     5.3 Early Retirement. This Section applies to Excluded Employees:

          (a) An Employee whose combined age and Accredited Service (of not less than 15 years) total 76 or more years, may Retire before attaining Normal Retirement Age and shall be entitled to a Service Pension. Credit for fractional parts of a year, with respect to both age and Accredited Service in excess of 15 years, shall be recognized for each full month of age in excess of the Employee's full years of age and for each full week of Accredited Service in excess of the Employee's full years of Accredited Service.

          (b) Any salaried Employee with 15 or more years of Accredited Service whose employment is terminated by his employer for any reason other than age or cause before attaining Normal Retirement Age and whose employment is terminated either

               (i) within 24 months of the date on which his age combined with his years of Accredited Service on the date of his termination of employment would equal 76, or

               (ii) within 24 months of the date of his 55th birthday, if his combined age and years of Accredited Service equal or exceed 76 on the date of his termination of employment,

     shall be eligible to be Retired on a Service Pension computed under Section
     6.1 as of the last day of the month in which, if paragraph (i) applies, his age combined with his previously accrued years of Accredited Service equal 76 or, if paragraph (ii) applies, he attains age 55. However, in no event shall an Employee Retiring under this subsection (b) accrue Accredited Service for benefit computation purposes for any period after the date of his termination of employment.

          (c) The normal Pension Commencement Date of the Service Pension shall be the first day of the month next following the Employee's Normal Retirement Date. However, the Employee may elect, in accordance with
     Section 7.8, to have his Service Pension commence as of the first day of any month following his Early Retirement Date and preceding his Normal Retirement Date. The Service Pension of any Employee whose Pension Commencement Date occurs prior to attaining age 55 shall be reduced pursuant to the schedule set forth in Section 6.1(b).

     5.4 Disability Retirement. Any Excluded Employee with 15 or more years of Accredited Service shall be entitled to a Disability Pension if he becomes Disabled and is receiving disability benefits under the Social Security Act. The normal Pension Commencement Date of the Disability Pension shall be the first day of the month next following the Employee's Normal Retirement Date. However, the Employee may elect, in accordance with Section 7.8, to have his Disability Pension commence as of the first day of


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                                                                       Article V
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


any month preceding his Normal Retirement Date.

     5.5 Deferred Vested Pension. Any Excluded Employee with 5 or more years of Vesting Service whose employment with the Affiliates terminates other than by death, but who does not qualify for a Service Pension or Disability Pension, shall be entitled to a Deferred Vested Pension. The Pension Commencement Date of the Deferred Vested Pension shall be determined as follows:

          (a) In general, the Pension Commencement Date shall be the first day of the month next following the former Employee's Normal Retirement Date.

          (b) However, if such former Employee has 15 or more years of Accredited Service, he may elect, in accordance with and subject to Section 7.8, to have his Deferred Vested Pension commence prior to his Normal Retirement Date on the first day of any month following the date on which his combined Accredited Service and age equal 76 years. Credit for fractional parts of a year, with respect to both Accredited Service in excess of 15 years and age, shall be recognized for each full month of age in excess of the Employee's full years of age and for each full week of Accredited Service in excess of the Employee's full years of Accredited Service.

          (c) If a former Employee covered by this Section has 10 or more years of Accredited Service, he may elect, in accordance with and subject to
     Section 7.8, to have his Deferred Vested Pension commence prior to his Normal Retirement Date on the first day of any month following the date on which he attains age 55. The Deferred Vested Pension of any former Employee whose Pension Commencement Date occurs prior to his Normal Retirement Date shall be reduced in accordance with Section 6.3.

     5.6 Spouse's Pension. This Section applies with respect to Excluded
Employees:

          (a) A Spouse's Pension shall be payable to the Spouse of a participant who dies before his Pension Commencement Date without having in effect a valid waiver of the Spouse's Pension under Section 6.4(e) or 6A.5(b), if the participant:

               (i) had not terminated his employment with the Affiliates but had earned a nonforfeitable right to a Pension;

               (ii) had terminated his employment with the Affiliates after (A) attaining Normal Retirement Age, (B) meeting the age and Accredited Service requirements prescribed by Section 5.3, or (C) meeting the requirements prescribed by Section 5.4; or

               (iii) had terminated his employment with the Affiliates after acquiring a nonforfeitable right to a Pension but before (A) attaining Normal Retirement Age, (B) meeting the age and Accredited Service requirements prescribed by Section 5.3, or (C) meeting the requirements prescribed by Section 5.4.

     No Spouse's Pension shall be payable to the Spouse of a participant who dies before his Pension Commencement Date either without having earned a nonforfeitable right to a Pension or while having in effect a valid waiver of the Spouse's Pension under


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                       Article V

     Section 6.4(e) or 6A.5(b). Except as otherwise provided in the Plan, whether a participant has earned a nonforfeitable right to a Pension shall be determined in accordance with Section 5.5.

     5.7 Post-NRA Distribution. This Section applies to Excluded Employees:

          (a) Subject to the provisions of subsections (b), (c), and (d), below, each Distribution-Eligible Employee may elect to receive a Service Pension commencing as of any March 1, based on the terms of the Plan or the Products Plan, as appropriate, and the Distribution-Eligible Employee's Accredited Service and Average Annual Compensation as of the immediately preceding December 31; provided that a Distribution-Eligible Employee may receive no more than one Post-NRA Distribution pursuant to this Section 5.7 and Section 5A.3 (and any similar provision in the Products Plan).

          (b) If a Distribution-Eligible Employee receives a Post-NRA Distribution pursuant to this Section 5.7, the amount of any additional Pension payable upon the Distribution-Eligible Employee's subsequent termination of employment with the Affiliates shall be determined in accordance with the following rules:

               (i) Subject to clause (ii), below, the amount of the additional Pension shall be determined under the generally applicable provisions of the Plan (determined without regard to this Section 5.7).

               (ii) For purposes of clause (i), above, (A) the Distribution-Eligible Employee's Accredited Service shall be determined solely by reference to Accredited Service earned after the December 31 as of which his Accredited Service is determined for purposes of subsection (a), above, and (B) the Distribution-Eligible Employee's Average Annual Compensation shall be determined by reference to all of the Distribution-Eligible Employee's Monthly Compensation, regardless of whether it was paid for the period before or after the December 31 as of which his Average Annual Compensation was determined for purposes of subsection (a), above.

          (c) A Distribution-Eligible Employee who wishes to elect a Post-NRA Distribution must elect such a distribution, in a form and manner acceptable to the Committee, during the period established by the Committee for this purpose from time to time in its sole discretion.

          (d) Subject to the requirements of Section 6A.5, a Distribution-Eligible Employee may elect to receive his distribution pursuant to this Section 5.7 in either the automatic form of payment described in Section 6A.5 or in any of the optional forms of payment described in Section 6A.6; provided that in determining the amount of any lump-sum distribution under Section 6A.6(b)(i) for purposes of this subsection (d), the applicable interest rate assumption shall be based on the otherwise applicable rate that is effective for a Pension Commencement Date of January 1 or March 1 of the year in which the distribution is made, whichever produces the larger lump-sum distribution. If a Distribution-Eligible Employee who receives a distribution pursuant to this Section 5.7 subsequently becomes entitled to receive an additional Pension upon termination of employment with the Affiliates in accordance with subsection
     (b), above, the form of such additional Pension shall be governed by the generally


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                       Article V
applicable provisions of the Plan, as if the Distribution-Eligible Employee were then first Retiring.



























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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                       Article V

                                  ARTICLE VI-A

COMPUTATION OF PENSIONS (FOR OTHER THAN EXCLUDED EMPLOYEES) AND FORM OF PAYMENT

THE PROVISIONS OF THIS ARTICLE VI-A APPLY FOR PURPOSES OF COMPUTING PENSIONS FOR PARTICIPANTS, OTHER THAN EXCLUDED EMPLOYEES, WHO COMPLETE A PAID HOUR OF SERVICE AT ANY TIME ON OR AFTER JANUARY 1, 2002 AND FOR DETERMINING THE FORM OF PAYMENT FOR ANY PENSION WITH A PENSION COMMENCEMENT DATE ON OR AFTER JANUARY 1, 2002. (FORMER EMPLOYEES WHO ARE CREDITED, PURSUANT TO A SCHEDULE OR OTHER PLAN PROVISION, WITH SERVICE FOR EMPLOYMENT AFTER 2001 WITH A COMPANY THAT IS NOT AN AFFILIATE (E.G., BALTIMORE TECHNOLOGIES EMPLOYMENT DESCRIBED IN SCHEDULE III) SHALL NOT COMPLETE A PAID HOUR OF SERVICE BY REASON OF SUCH CREDIT.)

     6A.1 Plan Benefit Formulas. Each Employee (other than an Excluded Employee) who completes a Paid Hour of Service at any time on or after January 1, 2002, shall accrue benefits under one or more benefit formulas set forth in this
Section 6A.1. Benefits under the Plan are also subject to the adjustments described in subsection (e), below, for Other Pension Plan benefits, subsection
(f), below, for Unconverted Annuity Benefits, Section 7.3 relating to benefits paid prior to reemployment or to suspended benefits, Article XIII relating to transferred employees, and any other adjustments that may apply pursuant to any other provision or Schedule of the Plan (including any adjustment for Monthly Compensation that may be credited after the Employee's termination of employment pursuant to subsection (b)(ii)(H) of the definition of "Monthly Compensation" in
Article II). The Employee's Accrued Benefit shall be the Pension determined under Section 6A.2.

          (a) Cash Balance Formula. For an Employee described in this Section 6A.1, the benefits accrued under the Plan's cash balance formula shall equal the Employee's Cash Balance Account, if any, accruals under which are determined by the increase in such Cash Balance Account from year to year. An Employee's Cash Balance Account shall equal the sum of (i), (ii) and
     (iii), below:

               (i) Opening Balance. The opening balance credited to the Employee, if any:

                    (A) As of January 1, 2002, the Cash Balance Account of a
               Former Bell Atlantic Employee shall be credited with the Employee's cash balance account determined as of December 31, 2001 under the Enterprises Plan, if any, after the crediting of pay credits and/or interest credits for the month of December 31, 2001;

                    (B) As of January 1, 2002, the Cash Balance Account of a
               Former GTE Employee who was actively participating in the Products Plan on December 31, 2001 and who is an Employee on January 1, 2002 shall be credited with an opening balance equal to the greater of (I) or (II), below:

                         (I) the product determined by multiplying the factor
                    from the Table referred to in Exhibit A based on the Employee's age and Accredited Service under the Products Plan, both determined in


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A
                    completed years and months as of December 31, 2001 (but excluding Accredited Service that was earned before the distribution date for any Employee paid an in-service distribution under Section 5A.3 (or any similar provision of the Products Plan) or before a prior termination of employment by a rehired participant who previously received a lump sum payment of his entire accrued benefit from the Plan, or any Accredited Service that is credited solely for Pension eligibility purposes), by the Employee's "rate of annual compensation" as of December 31, 2001. For purposes of this calculation, the Employee's "rate of annual compensation" shall equal the sum of:

                              (a) The greater of the Employee's annual base pay
                    rate as of October 1, 2001 or as of January 1, 2002; plus

                              (b) Compensation, other than base pay (or imputed
                    base pay), taken into account from October 1, 2000 through September 30, 2001 for purposes of determining the Employee's Monthly Compensation under the Products Plan, but excluding Senior Manager Short-Term Incentives; plus

                              (c) The Employee's bonus under the GTE Executive
                    Incentive Plan for 2000, if any;

                    provided, however, that the Employee's annual rate of compensation shall not exceed $200,000.

                         (II) the actuarial equivalent of the accrued benefit
                    the Employee had earned under the Products Plan as of December 31, 2001 determined using the assumptions described in Exhibit A (adjusted to reflect any prior lump sum distribution in accordance with the provisions of the Products Plan).

                    (C) As of the date on or after January 1, 2002 that benefits and liabilities are transferred for the Employee from another cash balance plan maintained by an Affiliate pursuant to Section
               13.1 or from an Interchange Company Pension Plan pursuant to
               Section 13.3, the participant's Cash Balance Account shall be credited with the amount, if any, credited to his cash balance account under the Affiliate plan or Interchange Company Pension Plan as of the date of the transfer.

               (ii) Pay Credits. Pay Credits shall be added to an Employee's Cash Balance Account as of the end of each calendar month beginning on or after January 1, 2002 in which the Employee has Monthly Compensation. The Pay Credit for a given month equals the applicable Pay Credit Percentage determined under the table below multiplied by the Employee's Monthly Compensation for such month. For these purposes, an Employee's points for any month during a calendar year shall equal the sum of (A) the Employee's age (determined without regard to any years previously added to the Employee's age under the terms of the Plan or a Prior Plan in connection with an early retirement window or any other pension enhancement), as of January 1 of such year, expressed in whole and fractional years, with any additional


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A
          fraction of a year calculated in days divided by 365, plus (B) the Employee's Net Credited Service as of January 1 of such year, expressed in whole and fractional years, with any additional fraction of a year calculated in days divided by 365, and the sum shall be truncated to delete less than whole points.

          --------------------------------- -------------------------
                                     Points     Pay Credit Percentage
          --------------------------------- -------------------------
                               Less than 35              4%
          --------------------------------- -------------------------
          At least 35, but not more than 49              5%
         ---------------------------------- -------------------------
          At least 50, but not more than 64              6%
          --------------------------------- -------------------------
                                 65 or more              7%
          --------------------------------- -------------------------

               (iii) Interest Credits. Interest Credits shall be added to an Employee's or former Employee's Cash Balance Account as of the end of each calendar month beginning on or after January 1, 2002 and ending before the Pension Commencement Date. In addition, Interest Credits shall be applied to Pay Credits made after the Employee's termination of employment and after the Pension Commencement Date, pursuant to subsection (b)(ii)(H) of the definition of "Monthly Compensation" in
          Article II, from the month in which the Pay Credit is made until the end of the last calendar month ending before the date such amounts are paid to the former Employee or his Beneficiary or applied to increase monthly payments to such individual. Except as provided under Section 13.3(b)(ii) for a cash balance account transferred from an Interchange Company Pension Plan, the dollar value of Interest Credits added to an Employee's or former Employee's Cash Balance Account as of the end of a calendar month shall be equal to the product of the balance of the Cash Balance Account as of the end of the prior month (after adding Pay Credits and Interest Credits for the prior month) to the extent not previously paid to the Employee or his Beneficiary, times the Interest Credit Percentage.

          (b) Highest Average Pay Formula. An Employee who is described in this
     Section 6A.1 who is a Transition-Eligible Employee shall be eligible to accrue benefits under the Plan's highest average pay formula. For a Transition-Eligible Employee, the benefits accrued under the Plan's highest average pay formula shall be an annual pension payable to the Employee in the form of a single life annuity commencing on the first day of the month next following his Normal Retirement Date that is equal to the sum of (i) and (ii), below:

               (i) the product determined by multiplying the Employee's years of Pension Accrual Service for eligible service through December 31, 2007 by 1.35 percent of his Average Annual Compensation determined as of the earlier of December 31, 2007 or the date the Employee terminates employment with all Affiliates; plus

               (ii) the product determined by multiplying the Employee's Net Monthly Compensation by 1.35 percent.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A

               (c) Grandfathered GTE Benefit Formula. A Former GTE Employee who is an Employee described in this Section 6A.1 and who had an accrued benefit under the terms of the Products Plan as of December 31, 2001 (or, for an Employee whose benefits were transferred from the Verizon Management Pension Plan to the Plan pursuant to Section 13.1, under the terms of the Verizon GTE Service Corporation Plan for Employees' Pensions) shall be eligible for benefits under the Plan's grandfathered GTE benefit formula. For the Former GTE Employee, the benefits accrued under the Plan's grandfathered GTE benefit formula shall be an annual pension payable to the Employee in the form of a single life annuity commencing on the first day of the month next following his Normal Retirement Date that is equal to the sum of (i),
          (ii) and (iii), below:

                    (i) the amount determined under the formula described in
               Section 6.1 (and Section 6.3, if appropriate), as if such formula had been in effect through the earlier of May 31, 2004, or the date the Employee terminates employment with all Affiliates; plus

                    (ii) if the Employee is also a Former Bell Atlantic Employee due to a period of employment with a Bell Atlantic Company before his employment with any GTE Company, the single life annuity amount, if any, payable commencing on the first day of the month next following the Employee's Normal Retirement Date determined under the terms of the Enterprises Plan (or, for an Employee whose benefits were transferred from the Verizon Management Pension Plan to the Plan pursuant to Section 13.1, under the terms of Verizon's Bell Atlantic Cash Balance Plan) based on the accrued benefit derived from a non-cash balance formula that the Employee had earned under such plan as of December 31, 2001; plus

                    (iii) if the Employee is a Transition-Eligible Employee and
               is an Employee after May 31, 2004, the benefit calculated under the highest average pay formula described in subsection (b), above, but using only Pension Accrual Service earned for employment after May 31, 2004.

          (d) Grandfathered Bell Atlantic Benefit Formula. A Former Bell Atlantic Employee who is an Employee described in this Section 6A.1 and who had an accrued benefit under the terms of the Enterprises Plan as of December 31, 2001 (or, for an Employee whose benefits were transferred from the Verizon Management Pension Plan to the Plan pursuant to Section 13.1, under the terms of Verizon's Bell Atlantic Cash Balance Plan) shall be eligible for benefits under the Plan's grandfathered Bell Atlantic benefit formula. For the Former Bell Atlantic Employee, the benefits accrued under the Plan's grandfathered Bell Atlantic benefit formula shall be an annual pension payable to the Employee in the form of a single life annuity commencing on the first day of the month next following his Normal Retirement Date that is equal to the sum of (i), (ii) and (iii), below:

               (i) the single life annuity amount, if any, payable commencing on the first day of the month next following the Employee's Normal Retirement Date determined under the terms of the Enterprises Plan (or, for an Employee whose benefits were transferred from the Verizon Management Pension Plan to the


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A

          Plan pursuant to Section 13.1, under the terms of Verizon's Bell Atlantic Cash Balance Plan) based on the accrued benefit derived from a non-cash balance formula that the Employee had earned under such plan as of December 31, 2001 and determined, in the case of a participant who is an Employee on January 1, 2002, as if any service bridging waiting period that the Employee was in the process of completing on December 31, 2001 had been completed; plus

               (ii) if the Employee is also a Former GTE Employee due to a period of employment with a GTE Company before his employment with any Bell Atlantic Company, the single life annuity amount, if any, payable commencing on the first day of the month next following the Employee's Normal Retirement Date determined under the terms of the Products Plan (or, for an Employee whose benefits were transferred from the Verizon Management Pension Plan to the Plan pursuant to Section 13.1, under the terms of the Verizon GTE Service Corporation Plan for Employees' Pensions) as in effect on the date prior to January 1, 2002 that the Employee's accruals under the Plan ceased; plus

               (iii) if the Employee is a Transition-Eligible Employee, the benefit calculated under the highest average pay formula described in subsection (b), above, but using only Pension Accrual Service earned for employment after December 31, 2001.

          (e) Offsets for Benefits Under Other Pension Plans. The amounts determined under subsections (a) through (d), above, shall be reduced by:

               (i) the amount (if any) payable from any Other Pension Plan; and

               (ii) the amount required to be paid by the Company or another Affiliate pursuant to any foreign law or regulation on account of termination or separation from employment, expressed in United States currency.

     For purposes of paragraph (i), above, the amount (if any) payable from any Other Pension Plan shall be the amount of a benefit payable in the form of a single life annuity (or other form of payment elected under the Plan) commencing on the participant's or Beneficiary's actual or assumed Pension Commencement Date that is the actuarial equivalent of the same or similar benefit payable commencing on the same date under the Other Pension Plan. For this purpose, actuarial equivalence shall be determined based on an interest rate of 7 percent per annum and the TPF&C 1971 Forecast Mortality Table for Males (with ages set back 2 years in the case of Employees and 4 years in the case of Spouses and Beneficiaries), except that the actuarial assumptions described in Attachment 1 to Exhibit A shall be applied in the event payment of Plan benefits is to be made in the form of a lump sum. The reduction required pursuant to paragraph (ii) above shall be applied directly against the amounts otherwise payable under the Plan; and in the case of a participant whose Pension Commencement Date occurs after the date of any payment described in paragraph (ii), the amount of the reduction shall be adjusted to an amount equal to the amount of the payment described in paragraph (ii), compounded at an interest rate of 7% per annum from the time of payment until such amount has been completely offset against the participant's pension payments.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A

          (f) Unconverted Annuity Benefits. In the event an Employee described in this Section 6A.1 has an Unconverted Annuity Benefit under the Plan, the Employee's benefit derived from such Unconverted Annuity Benefit shall equal such Unconverted Annuity Benefit expressed in the form of a single life annuity commencing on the first day of the month next following his Normal Retirement Date, as determined under the terms of the Plan under which such benefit was accrued, as in effect on the last day of the Employee's active participation in such plan. An Employee's Unconverted Annuity Benefit shall be combined with his cash balance formula benefit for purposes of calculating benefits payable to the Employee from the Plan.

     6A.2 Vested Pension at Pension Commencement Date. For a former Employee (other than an Excluded Employee) who completes a Paid Hour of Service at any time on or after January 1, 2002, subject to the adjustments described in
Section 7.3 relating to benefits paid prior to reemployment or to suspended benefits, Article XIII relating to transferred employees, and any other adjustments that may apply pursuant to any other provision or Schedule of the Plan (including any adjustment for Monthly Compensation that may be credited after the former Employee's termination of employment pursuant to subsection
(b)(ii)(H) of the definition of "Monthly Compensation" in Article II), the annual Vested Pension payable to the former Employee in the form of a single life annuity commencing on the Employee's Pension Commencement Date shall equal the greatest of the amounts determined under subsections (a) through (d), below, as applicable to the former Employee:

          (a) Cash Balance Formula Benefit Plus Unconverted Annuity Benefit. The sum of (i) the former Employee's Cash Balance Account, if any, as of the Pension Commencement Date, converted, using the assumptions described in Attachment 2 to Exhibit A, to an actuarially equivalent single life annuity benefit payable commencing on the former Employee's Pension Commencement Date, and reduced as described in Section 6A.1(e), plus (ii) the former Employee's benefit derived from his Unconverted Annuity Benefit described in Section 6A.1(f), if any, reduced for early commencement under the terms of the plan under which such benefit was accrued, as in effect on the last day of the Employee's active participation in such plan, but subject to any adjustment more favorable to the Employee as may be provided in Exhibit A for a deferred vested pension;

          (b) Highest Average Pay Formula Benefit. The former Employee's benefit amount determined under Section 6A.1(b), if any, determined after the reduction described in Section 6A.1(e), and multiplied by the appropriate factor determined under (i), (ii), or (iii), below, if the former Employee's Pension Commencement Date occurs before the first day of the month next following the former Employee's Normal Retirement Date:

               (i) Rule of 75. If the former Employee has at least 15 years of Net Credited Service, and the Employee's combined years and completed months of age and years and partial years of Net Credited Service, as determined based on records maintained by the Company and any other Affiliates, total 75 or more years as of the date the Employee terminates employment with all Affiliates ("rule of 75"), the appropriate factor shall be determined from the table below:


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A

          ===================================== ===================
          Pension Commencing At Age                  Percentage

          ------------------------------------- -------------------
                 55 and over                           100%
          ------------------------------------- -------------------
                      54                               97%
          ------------------------------------- -------------------
                      53                               94%
          ------------------------------------- -------------------
                      52                               91%
          ------------------------------------- -------------------
                      51                               88%
          ------------------------------------- -------------------
                      50                               85%
          ------------------------------------- -------------------
                 49 and under                          82%
          ===================================== ===================

          In the case of a fractional part of a year, the above percentages shall be adjusted at the rate of 1/4 of 1 percent (0.25%) for each full month by which the Pension Commencement Date follows the first day of the month after the attainment of age 49 through age 54. For the purpose of this calculation, the Pension Commencement Date shall be deemed to occur not earlier than the first day of the month following the Employee's 49th birthday.

               (ii) Rule of 73. If the former Employee has 15 or more years of Net Credited Service, his employment with all Affiliates was terminated by his employer for any reason other than age or cause before he attained Normal Retirement Age, his years and completed months of age combined with his years and partial years of Net Credited Service, as determined based on records maintained by the Company and any other Affiliates, on the date of his termination of employment equals at least 73 ("rule of 73"), and his Pension Commencement Date occurs as of the first day of the month following the month in which his age combined with his previously accrued years of Net Credited Service equal 75, the appropriate factor shall be determined from the table in (i), above. If the Employee's Pension Commencement Date should occur on a date earlier than the date described in the preceding sentence, an additional reduction of 0.6% per month shall be applied for each month the Pension Commencement Date occurs before the date described in the preceding sentence.

               (iii) Deferred Vested Reductions. If the former Employee is not described in paragraph (i) or (ii) of this Section 6A.2(b), the appropriate factor shall be determined from the Table referred to in Exhibit A.

          (c) Grandfathered GTE Benefit. The sum, after the reduction described in Section 6A.1(e), of (i) the aggregate of the benefit amounts described under Section 6A.1(c)(i) and (iii), if any, multiplied by the appropriate factor determined under Section 6A.2(b)(i) through (iii), above, if the former Employee's Pension Commencement Date occurs before the first day of the month next following the former Employee's Normal Retirement Date, plus
     (ii) the benefit amount described in Section 6A.1(c)(ii), if any, adjusted for early commencement, if appropriate, as prescribed by the terms of the Enterprises Plan (or Verizon's Bell Atlantic Cash Balance Plan, if applicable) as in effect on December 31, 2001, except that the unreduced pension age for the modified former pension formula service pension shall be age 59 for a qualifying Employee, even if the Employee terminates employment with the Affiliates after 2001, and such adjustment shall be subject to any adjustment more favorable to the Employee, as may be provided in Exhibit A for a deferred vested pension.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A

          (d) Grandfathered Bell Atlantic Benefit. The sum, after the adjustment described in Section 6A.1(e), of:

               (i) the benefit amount described under Section 6A.1(d)(i), if any, adjusted for early commencement, if appropriate, as prescribed by the terms of the Enterprises Plan (or Verizon's Bell Atlantic Cash Balance Plan, if applicable) as in effect on December 31, 2001, except that the unreduced pension age for the modified former pension formula service pension shall be age 59 for a qualifying Employee, even if the Employee terminates employment with the Affiliates after 2001, and such adjustment shall be subject to any adjustment more favorable to the Employee as may be provided in Exhibit A for a deferred vested pension; and

               (ii) the aggregate of the benefit amounts described under Section 6A.1(d)(ii) and (iii), if any, multiplied by the appropriate factor determined under Section 6A.2(b)(i) through (iii), above, if the former Employee's Pension Commencement Date occurs before the first day of the month next following the former Employee's Normal Retirement Date.

     6A.3 Disability Pension. Subject to the adjustments described in Section
7.3 relating to benefits paid prior to reemployment, Article XIII relating to transferred employees, and any other adjustments that may apply pursuant to any other provision or Schedule of the Plan (including any adjustment for Monthly Compensation that may be credited after the former Employee's termination of employment pursuant to subsection (b)(ii)(H) of the definition of "Monthly Compensation" in Article II), the annual Disability Pension payable to a Retired Employee (other than an Excluded Employee) who completes a Paid Hour of Service at any time on or after January 1, 2002, in the form of a single life annuity commencing on his Pension Commencement Date, shall equal the greatest of:

          (a) Cash Balance Benefit Plus Unconverted Annuity Benefit. The amount described for the Employee in Section 6A.2(a);

          (b) Highest Average Pay Formula Benefit. The amount described for the Employee in Section 6A.2(b), if any, with no reduction for early commencement;

          (c) Grandfathered GTE Benefit. The amount described for the Employee in Section 6A.2(c), if any, with no reduction for early commencement for the amounts described in Section 6A.2(c)(i); or

          (d) Grandfathered Bell Atlantic Benefit. The amount described for the Employee in Section 6A.2(d), if any, with no reduction for early commencement for the amounts described in Section 6A.2(d)(ii).

     6A.4 Pre-Retirement Death Benefits. The following provisions apply with respect to an Employee (other than an Excluded Employee) who completes a Paid Hour of Service at any time on or after January 1, 2002. The Pre-Retirement Death Benefit payable to a Beneficiary who qualifies for a Pre-Retirement Death Benefit under Section 5A.2 shall be determined as follows:


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                                                                    Article VI-A

          (a) Amount of Pre-Retirement Death Benefit. Subject to the adjustments described in Section 7.3 relating to benefits paid prior to reemployment or to suspended benefits, Article XIII relating to transferred employees, and any other adjustments that may apply pursuant to any other provision or Schedule of the Plan (including any adjustment for Monthly Compensation that may be credited after the former Employee's termination of employment pursuant to subsection (b)(ii)(H) of the definition of "Monthly Compensation" in Article II), the amount of the Pre-Retirement Death Benefit payable to the Beneficiary shall equal the greater of:

               (i) the actuarial equivalent of the balance of the participant's Cash Balance Account plus the actuarial equivalent of the participant's Unconverted Annuity Benefit, if any, payable on the Beneficiary's Pension Commencement Date, both expressed in the form of payment applicable to the Beneficiary under subsection (c), as determined using the Tables or other factors referenced in Exhibit A; or

               (ii) based on the greatest of the benefits described in Sections 6A.2(b), (c) or (d), as applicable, the actuarial equivalent in the form of payment applicable to the Beneficiary under subsection (c), below, determined using the Tables or other factors referenced in Exhibit A, of the survivor annuity benefit that would have been payable to the Beneficiary under the 50% Joint-Survivor Pension (Qualified Joint and Survivor Annuity, if the Spouse is the only Beneficiary) if the participant had:

                    (A) terminated employment with the Affiliates on the date of his death (or, if earlier, on the date of his actual termination of employment with the Affiliates);

                    (B) elected as his Pension Commencement Date for a benefit in the form of a 50% Joint-Survivor Pension (or a Qualified Joint and Survivor Annuity) the commencement date applicable to the Beneficiary in accordance with subsection (d); and

                    (C) died on the Pension Commencement Date;

          provided, however, that no early commencement reduction shall be applied in determining the survivor annuity payable to a Spouse Beneficiary of an Employee who dies before his Normal Retirement Date, while in the service of a Control Group Affiliate (including a period of service described in Section 4A.1(d)).

     If the Beneficiary of a Pre-Retirement Death Benefit is one individual, the Beneficiary's age in years and completed months shall be used to determine the amount of the Pre-Retirement Death Benefit. If there is more than one Beneficiary, the age of the oldest Beneficiary shall be used to determine the amount of the Pre-Retirement Death Benefit. If the Beneficiary is not an individual, the Beneficiary will be assumed to be the same age as the participant.

          (b) Notice to Participants and Beneficiary Designations. A participant may designate one or more Beneficiaries (natural or otherwise) to receive any Pre-Retirement Death Benefit that may be payable in the event of his death, as described below:


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                                                                    Article VI-A

               (i) The Plan shall deliver, to each participant:

                         (A) a general description of the Pre-Retirement Death
                    Benefit that may be payable in the event of the participant's death before his Pension Commencement Date;

                         (B) notice of the participant's right to designate a
                    Beneficiary, and the right to revoke a prior designation;
                    and

                         (C) a general explanation of the rights of the
                    participant's Spouse.

          The foregoing information shall be delivered in a manner which will reasonably assure that it will be received: (I) as soon as practicable after an individual becomes a participant; and also (II) within the period beginning with the first day of the Plan Year in which the participant reaches age 32 and ending with the close of the Plan Year in which the participant reaches age 35. In the case of a participant who accrues a nonforfeitable interest in his Accrued Benefit, terminates employment with all Affiliates before he reaches age 35, and does not promptly receive a distribution of his entire Accrued Benefit in a lump sum, the Plan shall deliver to the participant the said information within the two-year period beginning one year before the participant's termination of employment with all Affiliates and ending one year after such date, with respect to benefits accrued before termination of employment. The Committee shall also provide each participant eligible to waive Pre-Retirement Death Benefit coverage pursuant to Section 6A.5(b) with the written explanation described in this paragraph (i). The Committee shall provide such written explanation at the same time as it provides the written explanation described in Section 6A.5(e).

               (ii) A participant who is unmarried may, at any time before the earlier of his death or Pension Commencement Date designate one or more Beneficiaries for the Pre-Retirement Death Benefit in the form and manner prescribed by the Committee. If the participant is unmarried on the date of his death and has no valid Beneficiary designation in effect, the Pre-Retirement Death Benefit shall be payable to the participant's estate.

               (iii) For a participant who is married, in the absence of any action to designate a Beneficiary, the participant's Spouse as of the date of his death shall be the sole Beneficiary of any Pre-Retirement Death Benefit that may become payable under the Plan. A participant may waive his Spouse's eligibility for the Pre-Retirement Death Benefit and may designate one or more alternate Beneficiaries at any time after he becomes married and before the earlier of his death or Pension Commencement Date, as described below:

                    (A) Any election to waive the Spouse's eligibility for the
               Pre-Retirement Death Benefit shall not take effect unless (I) the Spouse consents irrevocably to such election, (II) the Spouse's consent acknowledges the designation of one or more other Beneficiaries, and


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                                                                    Article VI-A

               (III) the Spouse's consent is witnessed by a notary public or authorized plan representative. Any consent of a Spouse shall be valid only with respect to the Spouse who signs the consent, and the designated Beneficiary(ies) acknowledged by the Spouse. Any subsequent change of Beneficiary designation will require a new spousal consent. The requirements of this paragraph (A) may be waived if it is established to the satisfaction of the Committee that the consent cannot be obtained because there is no Spouse, or because the Spouse cannot be located, or because of such other circumstances as may be prescribed by applicable regulations, in which case a Beneficiary designation may be delivered without a spousal consent and will be deemed to be a valid election.

                    (B) Any election to waive the Spouse's eligibility for the
               Pre-Retirement Death Benefit may be revoked by the participant, without the consent of the Spouse, at any time before his death or Pension Commencement Date in the form and manner prescribed by the Committee. Any actual or constructive election which purports to make a Spouse eligible for the Pre-Retirement Death Benefit will automatically be revoked, and the Spouse shall cease to be eligible to receive the Pre-Retirement Death Benefit, if and when that Spouse is divorced from the participant, except to the extent ordered to the contrary by a Qualified Domestic Relations Order. However, if the participant subsequently remarries, the new Spouse will automatically be treated as the sole designated Beneficiary for the Pre-Retirement Death Benefit unless and until a waiver and designation of an alternate beneficiary are thereafter delivered in accordance with the terms of the Plan.

                    (C) Notwithstanding anything in this paragraph (iii) to the contrary, if a participant waives his Spouse's eligibility for the Pre-Retirement Death Benefit and/or designates one or more persons other than the Spouse as Beneficiary for the Pre-Retirement Death Benefit before January 1st of the Plan Year in which the participant is to reach age 35, such waiver and/or designation shall become invalid on said January 1st. After such date, the participant, with the consent of his Spouse, may make a new waiver and election in accordance with paragraphs (A) and
               (B), above. If no new waiver is delivered after such January 1st, the participant's Spouse shall be the sole person eligible to receive any Pre-Retirement Death Benefit which may thereafter become payable.

          (c) Form of Payment. If the participant's Beneficiary is his Spouse, such Spouse may elect to receive the Pre-Retirement Death Benefit either in the form of a single life annuity or in the form of a lump sum. If the Beneficiary is an individual other than the participant's Spouse, the participant's estate, two or more designated Beneficiaries or a trust, the Pre-Retirement Death Benefit shall be payable solely in the form of a lump sum (partitioned in equal fractions, in the case of multiple designated Beneficiaries). An election by a Spouse to receive a lump sum must be made within 90 days before the Pension Commencement Date.


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Restated January 1, 2002
                                                                    Article VI-A

          (d) Pre-Retirement Death Benefit Commencement Date. The Pension Commencement Date for the Pre-Retirement Death Benefit shall be the latest to occur of:

               (i) the first day following the participant's death;

               (ii) the date on which the Committee receives an application for the benefit, in the form and manner prescribed by the Committee, from all surviving designated Beneficiaries; or

               (iii) if the Spouse is the only Beneficiary, the deferred Pension Commencement Date elected by the Spouse, provided that the Spouse may not defer commencement to a date later than the first day of the month next following the participant's Normal Retirement Date.

     If the Spouse is not the sole Beneficiary, payment of the Pre-Retirement Death Benefit must occur as soon as administratively practicable following the participant's death.

          (e) Pre-Retirement Death Benefit Not Payable if Waived. No Pre-Retirement Death Benefit shall be payable to the Beneficiary of a participant who dies before his Pension Commencement Date either without having earned a nonforfeitable right to a Pension or while having in effect a valid waiver of the Pre-Retirement Death Benefit under Section 6A.5(b).

     6A.5 Automatic Forms of Payment.

          (a) Automatic Form. Unless he elects another form of payment in accordance with the provisions of this Section 6A.5:

               (i) a participant who is married on his Pension Commencement Date shall receive his Pension in the form of a Qualified Joint and Survivor Annuity, and

               (ii) a participant who is not married on his Pension Commencement Date shall receive his Pension in the form of a single life annuity.

          (b) Waiver of Automatic Form. A participant may elect to waive the default form of Pension otherwise payable to him under subsection (a), above, and to receive his Pension in another form of benefit pursuant to the following terms and conditions:

               (i) The Qualified Joint and Survivor Annuity payable by default under subsection (a)(i), above, shall be a Joint-Survivor Pension under which a 50-percent survivor annuity is payable to the participant's Spouse as Beneficiary. A participant who is married on his Pension Commencement Date may elect to waive the default Qualified Joint and Survivor Annuity in favor of an alternative form of Qualified Joint and Survivor Annuity, which shall be a Joint-Survivor Pension under which either a 66-2/3 percent or a 100-percent survivor annuity is payable to the participant's Spouse as Beneficiary. In addition, a participant who is married on his Pension Commencement Date may elect to waive the default Qualified Joint and Survivor Annuity in favor of a single life annuity or any optional form of benefit described in Section 6A.6.


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Restated January 1, 2002
                                                                    Article VI-A

               (ii) A participant who is not married on his Pension Commencement Date may elect to waive the single life annuity payable by default under subsection (a)(ii), above, in favor of any optional form of benefit described in Section 6A.6.

               (iii) A participant who makes an election under this subsection
          (b) shall designate the alternative form of benefit in which he wishes to receive his Pension. Any election of a Joint-Survivor Pension or a Pop-Up Annuity must be accompanied by proof of the Beneficiary's age satisfactory to the Committee.

               (iv) During the 90-day period that ends on his Pension Commencement Date, a married participant who elects to receive his Pension in any form other than a Qualified Joint and Survivor Annuity also may waive the Spouse's Pension or Pre-Retirement Death Benefit, which would be provided pursuant to Section 5.6 or 5A.2, as applicable, if the participant's death were to occur after termination of employment and before his Pension Commencement Date. In no event may the participant waive the Spouse's Pension benefit or Pre-Retirement Death Benefit, that would be provided pursuant to
          Section 5.6 or 5A.2, as applicable, if the participant's death were to occur on or before the date of termination of employment, and, in the event of the participant's death before termination of employment, the only benefit payable with respect to such participant shall be the Spouse's Pension or Pre-Retirement Death Benefit described in Section
          5.6 or 5A.2, as applicable. The waiver of such Spouse's Pension coverage or Pre-Retirement Death Benefit coverage pursuant to this paragraph (iv) shall be subject to the terms and conditions in Section 6.4(d)(i) through (iv) or Section 6A.4(b)(i) through (iii), as applicable, and shall be effective for the period beginning on the later of (A) the day after the participant's final day of employment with the Affiliates or (B) the date on which the Committee receives the participant's waiver, and ending on the earlier of (x) the participant's Pension Commencement Date, or (y) the date on which the waiver is revoked. This provision shall apply only to a Former GTE Employee and only if such waiver is effective before May 31, 2004.

               (v) A married participant who elects to receive his Pension in any form of Qualified Joint and Survivor Annuity shall not be entitled to waive the Spouse's Pension coverage or Pre-Retirement Death Benefit coverage for which he otherwise is eligible at any time during the 90-day period that ends on his Pension Commencement Date.

               (vi) Any waiver of Spouse's Pension coverage previously in effect with respect to a participant shall be revoked automatically at the beginning of the 90-day period that ends on his Pension Commencement Date, unless the participant elects to receive his Pension in a form other than a Qualified Joint and Survivor Annuity.

          (c) Revoking Waiver of Automatic Form. An election under subsection
     (b), above, may be revoked either automatically in the circumstances described in subsection (f), below, or by filing a written revocation with the Committee in a form and in a manner acceptable to the Committee. After any such revocation, a new


-------------------------------------------
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Restated January 1, 2002
                                                                    Article VI-A
     election under subsection (b), above, may be made at any time before the participant's Pension Commencement Date (or during such other period permitted or required by law). However, except as provided in Section 7.3 or as the Committee may otherwise provide on the basis of uniform and nondiscriminatory rules, any election under subsection (b), above, shall be irrevocable after the participant's Pension Commencement Date.

          (d) Conditions for Elections. An election or revocation of an election under subsections (b) and (c), above, shall be subject to the following terms and conditions:

               (i) Any election or revocation shall be made within the 90-day period ending on the participant's Pension Commencement Date (or during such other period permitted or required by law) by giving written notice in such form and manner as may be required by the Committee.

               (ii) If a participant who is married on his Pension Commencement Date elects to receive his Pension in any form other than a Qualified Joint and Survivor Annuity, the election shall be ineffective unless the participant's Spouse consents in writing to the election, the consent acknowledges the effect of the election, and the consent is witnessed by a notary public or authorized plan representative. The Spouse's consent must acknowledge the effect of the form of benefit that the participant has elected, as well as the effect of any Beneficiary or Beneficiaries (including any class of Beneficiaries and any contingent Beneficiaries) that the participant has designated. Any consent by a Spouse shall be irrevocable unless the participant agrees to a revocation.

               (iii) Subsection (d)(ii), above, shall not apply if the Committee determines that the consent required therein cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of any other circumstances that are specified by regulation, revenue ruling, notice, or other guidance of general applicability issued by the Department of the Treasury.

               (iv) Any consent by a Spouse pursuant to subsection (d)(ii), above, shall be effective only with respect to that Spouse. Similarly, any establishment that the consent of a Spouse cannot be obtained for any of the reasons described in subsection (d)(iii), above, shall be effective only with respect to that Spouse.

               (v) Any consent by a Spouse pursuant to subsection (d)(ii), above, shall be effective only as long as the participant makes no change in the designated Beneficiary or class of Beneficiaries.

          (e) Notices to Participants. The Committee shall provide to each participant, not less than 30 days nor more than 90 days before his Pension Commencement Date (or during such other period permitted or required by law), a written explanation of:

               (i) The material features and relative financial values of the forms of benefit, to which the participant is entitled, or that he could elect to receive, under the Plan;

               (ii) In the case of a married participant, his right to elect to waive, the


-------------------------------------------
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Restated January 1, 2002
                                                                    Article VI-A
          effect of his electing to waive, and the requirements (including any spousal consent requirements) applicable to his electing to waive, the Qualified Joint and Survivor Annuity payable by default under subsection (a)(i), above, in favor of any other form of payment to which he is otherwise entitled under the Plan;

               (iii) In the case of a participant other than a married participant, his right to elect to receive, and the effect of his electing to receive, any other form of benefit to which he is entitled under the Plan in lieu of the single life annuity specified in subsection (a)(ii), above;

               (iv) In the case of a participant who is entitled to elect commencement of a form of payment before his Normal Retirement Date, his right not to elect such early commencement; and

               (v) The terms and conditions (if any) under which an election by a participant, or a consent by the Spouse of a married participant, may be revoked, and the effect of such revocation.

     Notwithstanding the foregoing, no notice pursuant to this subsection (e) shall be required in the case of a participant who is required to receive his Pension in the form of a lump sum payment pursuant to Section 7.6. In addition, a participant's Pension Commencement Date may be less than 30 days after the foregoing information is received by the participant if:

                    (A) the participant is given notice of his right to a 30-day election period in which to consider whether (I) to waive the automatic form of payment and elect an optional form, and (II) to the extent applicable, consent to the distribution;

                    (B) the participant affirmatively elects a distribution and form of payment and the Spouse, if necessary, consents to the form of payment elected;

                    (C) the participant is permitted to revoke his affirmative election at any time prior to the Pension Commencement Date or, if later, the expiration of a 7-day period beginning on the day after the explanation described in this Section is provided to the participant; and

                    (D) distribution to the participant does not commence before the expiration of the 7-day period described in (C), above.

          (f) Death of Participant or Beneficiary.

               (i) If the designated Beneficiary with respect to a Joint-Survivor Pension or a Pop-Up Annuity dies before the participant's Pension Commencement Date, the election (including, if applicable, any election pursuant to subsection (b), above, to waive Spouse's Pension or Pre-Retirement Death Benefit coverage) shall be void, and the participant shall be deemed not to have previously elected a Joint-Survivor Pension or Pop-Up Annuity. If the designated Beneficiary with respect to a Joint-Survivor Pension dies before the


-------------------------------------------
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Restated January 1, 2002
                                                                    Article VI-A
          participant, but after the Pension Commencement Date, the amount of the Pension thereafter payable to the participant shall not be affected in any way as a result thereof. If the designated Beneficiary with respect to a Pop-Up Annuity dies before the participant, but after the Pension Commencement Date, the amount of the Pension thereafter payable to the participant shall be adjusted as described in Section 6A.6(d).

               (ii) If a participant whose pre-retirement death benefit is determined under Section 6.4 dies before his Pension Commencement Date without having made a valid election of an optional form of payment described in Section 6A.6, no individual shall have a right to any payment under the Plan with respect to the participant, unless the participant is survived by a Spouse who is entitled to a Spouse's Pension.

               (iii) If a participant dies before his Pension Commencement Date after terminating employment with the Affiliates and after having made (and not revoked) a valid election of a Joint-Survivor Pension (and after having made (and not revoked) a valid waiver of the Spouse's Pension or the Pre-Retirement Death Benefit, whichever applies), leaving the designated Beneficiary with respect to the Joint-Survivor Pension surviving him, the Beneficiary shall be eligible to receive the survivor annuity payable under such Joint-Survivor Pension as if the Employee had died on the day following his Pension Commencement Date. This provision shall apply only to a Former GTE Employee and only if the waiver is effective before May 31, 2004.

               (iv) If a participant dies before his Pension Commencement Date after terminating employment with the Affiliates and after having made (and not revoked) a valid election of a lump sum distribution described in Section 6A.6(b) (and after having made (and not revoked) a valid waiver of the Spouse's Pension or the Pre-Retirement Death Benefit, whichever applies), the lump sum distribution shall be paid to the participant's designated Beneficiary (or, if the participant has not designated a Beneficiary, or if none of his designated Beneficiaries survives him, the lump sum distribution shall be paid to the executor of the participant's will or the administrator of his estate). This provision shall apply only to a Former GTE Employee and only if the waiver is effective before May 31, 2004.

               (v) If a participant dies before his Pension Commencement Date after terminating employment with the Affiliates and after having made (and not revoked) a valid election of a Five-Year Certain and Life Annuity Option described in Section 6A.6(c) (and after having made (and not revoked) a valid waiver of the Spouse's Pension or the Pre-Retirement Death Benefit, whichever applies), the participant's designated Beneficiary shall be eligible to receive the five-year certain payments pursuant to such option as if the Employee had died on the day following his Pension Commencement Date (or, if the participant has not designated a Beneficiary, or if none of his designated Beneficiaries survives him, the five-year certain payments pursuant to such option shall be paid to the executor of his will or the administrator of his estate). This provision shall apply only to a Former GTE Employee and only if the waiver is effective before May 31, 2004.


-------------------------------------------
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Restated January 1, 2002
                                                                    Article VI-A

               (vi) If a participant dies on or after his Pension Commencement Date, any distribution that was scheduled to be paid to him on or before his date of death but that was not paid to him on or before his date of death due to administrative or other delay shall be paid instead to the executor of his will or the administrator of his estate.

          (g) Applicability. This Section 6A.5 shall apply to any participant who completed at least one Hour of Service with an Affiliate on or after August 23, 1984 and whose Pension Commencement Date occurs on or after January 1, 2002.

          (h) Transition Rules. Notwithstanding subsection (g), above, if

               (i) a participant completed at least one Hour of Service under a predecessor to the Plan (from which assets were transferred directly to the Plan) on or after September 2, 1974,

               (ii) section 401(a)(11) of the Code, as in effect on August 22, 1984, would not otherwise apply to the participant,

               (iii) Section 6.4, 6A.4 or 6A.5 does not otherwise apply to the participant, and

               (iv) as of August 23, 1984, the participant was alive and had not reached his Pension Commencement Date,

     unless the participant declines the annuity in writing, any Pension payable to or on behalf of the participant shall be paid as a joint and survivor annuity, within the meaning of section 401(a)(11) of the Code (as in effect on August 22, 1984), with a 50-percent survivor annuity, for the benefit of the participant and his Spouse (if any); provided, that this subsection (h) shall not apply to the extent that equivalent benefits would otherwise be provided by the Plan.

     6A.6 Optional Forms of Payment.

          (a) Joint-Survivor Pension.

               (i) A Retired Employee shall be eligible to elect to receive benefits in the form of a Joint-Survivor Pension that is actuarially equivalent to the Plan's single life annuity. Under the Joint-Survivor Pension, a reduced amount shall be payable to the Retired Employee for his lifetime. The Beneficiary, if surviving at the Retired Employee's death, shall be entitled to receive thereafter a lifetime survivor benefit in an amount equal to 100 percent, 66-2/3 percent, 50 percent, or 33-1/3 percent, as elected by the Employee, of the reduced amount that had been payable to the Retired Employee.

               (ii) The reduced amount payable to the Retired Employee shall be determined as prescribed by Section 6.1, 6.2, 6.3, 6A.2 or 6A.3 as the case may be, except that the amount obtained shall be multiplied by the appropriate actuarial factor in the Table referred to in Exhibit
          A. The appropriate actuarial factor shall be determined for any Employee and his Beneficiary as of the Employee's Pension Commencement Date.


-------------------------------------------
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Restated January 1, 2002
                                                                    Article VI-A

               (iii) If an Employee designates any individual other than his Spouse as his Beneficiary, the 100% Joint-Survivor Pension will only be available if the designated Beneficiary is not more than 10 years younger than the Employee and the 66-2/3% Joint-Survivor Pension will only be available if the designated Beneficiary is not more than 24 years younger than the Employee.

          (b) Lump Sum Distribution Option.

               (i) Except as provided otherwise in a Schedule, any Retired Employee who will qualify for a Pension under Section 5.1, 5.2, 5.3,
          5.5 or 5A.1 may elect to receive his Pension in the form of a lump sum distribution. The amount of any such lump sum distribution shall be determined as described in Exhibit A.

               (ii) Except as provided otherwise in a Schedule, any Retired Employee who will qualify for a Disability Pension under Section 5.4 or 5A.4 may elect to receive his Disability Pension in the form of a lump sum distribution. The amount of any such lump sum distribution shall be determined as described in Exhibit A.

               (iii) Notwithstanding anything to the contrary in Section 7.1, the payment of a Pension in the form of a lump sum distribution shall be made in a single taxable year of the recipient and shall be made on or as soon as practicable after an Employee's Pension Commencement Date.

          (c) Five-Year or Ten-Year Certain and Life Annuity Option. A Retired Employee shall be eligible to elect to receive his benefits in the form of an annuity that is actuarially equivalent to the Plan's single life annuity and that provides equal monthly payments for the life of the Retired Employee, with the condition that if the Retired Employee dies before he has received 60 or 120 monthly payments, the Employee's designated Beneficiary shall receive monthly payments in the same amount as the Retired Employee until a total of 60 or 120 monthly payments have been made to the Retired Employee and his Beneficiary combined. For purposes of the preceding sentence, actuarial equivalence shall be determined based on the appropriate factor from the Table referred to in Exhibit A. A Retired Employee shall be eligible to elect the form of payment described in this subsection (c) with a total of 60 or 120 monthly payments guaranteed, as elected by the Retired Employee.

          (d) Pop-Up Annuity.

               (i) A Retired Employee shall be eligible to elect to receive benefits in the form of a Pop-Up Annuity that is actuarially equivalent to the Plan's single life annuity. Under the Pop-Up Annuity, a reduced amount shall be payable to the Retired Employee for his lifetime. The Beneficiary, if surviving at the Retired Employee's death, shall be entitled to receive thereafter a lifetime survivor benefit in an amount equal to 100 percent, 75 percent, or 50 percent, as elected by the Employee, of the reduced amount that had been payable to the Retired Employee. If the Beneficiary predeceases the Retired Employee, upon written notice of the Beneficiary's death delivered to the Committee by the Retired Employee, the benefit shall be converted to a single life annuity


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A
          payable for the life of the Retired Employee and the amount of the monthly benefit shall be increased effective with the payment for the month following the month in which the Beneficiary's death occurs, so that each subsequent pension payment is equal to 100% of the monthly pension to which the Employee was entitled if payment had originally commenced in the form of a single life annuity; provided, however, that in the event notice of the Beneficiary's death is provided to the Committee after the first anniversary of the Beneficiary's death, the adjustment described in this sentence shall not be effective for any payment made before the payment for the month following the month in which the Committee receives such notice.

               (ii) The reduced amount payable to the Retired Employee shall be determined as prescribed by Section 6.1, 6.2, 6.3, 6A.2 or 6A.3, as the case may be, except that the amount obtained shall be multiplied by the appropriate actuarial factor from the Table referred to in Exhibit A.

               (iii) If an Employee designates any individual other than his Spouse as his Beneficiary, and (A) the Employee is more than 19 years older than the Beneficiary, neither a 75% nor a 100% Pop-Up Annuity may be elected, and (B) the Employee is more than 10 but not more than 19 years older than the Beneficiary, a 100% Pop-Up Annuity may not be elected.

          (e) Combination Annuity and Lump-Sum. A Retired Employee may choose to receive a specified portion (in increments of 10% and not to exceed 50%) of his Accrued Benefit under the lump-sum option described in Section 6A.6(b), with the remaining percentage of his Accrued Benefit payable as an annuity under Section 6A.6(a), (c) or (d). Both the lump-sum portion and the annuity portion of the Accrued Benefit must have the same Pension Commencement Date.

          (f) Forms of Payment for Transferred Benefits. An accrued benefit that is transferred to the Plan under Section 13.1 from a plan of the Company or another Affiliate or under Section 13.3 from an Interchange Company Pension Plan shall be distributed in the automatic form described in Section 6A.5 unless, subject to the spousal consent requirements of Section 6A.5(d), the Retired Employee elects to receive such benefit in one of the optional payment forms described in this Section 6A.6 (subject to this subsection
     (f)) or, to the extent required by the anti-cutback rules set forth in section 411(d)(6) of the Code and Treasury Regulations issued thereunder, in one of the optional payment forms described in the plan from which such benefit was transferred. Optional payment forms which are not otherwise available under the Plan and are required to be grandfathered for a transferred accrued benefit, shall be available only with respect to such transferred benefit (which shall be converted to such optional form following the terms of the plan from which the benefit was transferred). If a Retired Employee elects a grandfathered optional form for his transferred accrued benefit, he must make a separate form of payment election for the remainder of his or her Accrued Benefit from among the forms of payment otherwise available under the Plan. If a particular form of payment is available both under the Plan and the transferor plan, the amount payable from the Plan to the Retired Employee in such optional form shall in no event be less than the transferred accrued benefit adjusted for early payment and payment form under the terms of the transferor plan.


-------------------------------------------
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Restated January 1, 2002
                                                                    Article VI-A

          (g) Applicability. Except as provided otherwise in any Schedule, this
     Section 6A.6 shall apply to all Plan participants with Pension Commencement Dates on or after January 1, 2002 regardless of the date the participant terminated employment with all Affiliates.

     6A.7 Limitations on Pensions.

          (a) In addition to any other limits set forth in the Plan, and notwithstanding any other provision of the Plan, in no event shall the annual amount of any retirement benefit payable with respect to a participant under the Plan exceed the maximum annual amount permitted by section 415 of the Code at benefit commencement for a retirement benefit payable in the form and commencing at the age provided for with respect to the participant. The determination in the preceding sentence shall be made after taking into account the retirement benefits payable with respect to the participant under all other defined benefit plans required to be aggregated with this Plan under section 415(f)(1)(A) of the Code and, for limitation years beginning before January 1, 2000, after taking into account the annual additions with respect to the participant under all defined contribution plans required to be aggregated under section 415(f)(1)(B) of the Code.

          (b) If the limits imposed by subsection (a), above, with respect to a participant would otherwise be exceeded, the retirement benefits and, for limitation years beginning before January 1, 2000, annual additions with respect to the participant under the plans described in subsection (a), above, shall be reduced until those limits are satisfied. For purposes of applying the preceding sentence, the retirement benefits payable with respect to the participant under the defined benefit plans described in subsection (a), above, shall be reduced before the annual additions with respect to the participant are reduced under the defined contribution plans described in subsection (a), above. Among plans of the same type (defined benefit or defined contribution), reductions shall be made in reverse chronological order, that is, on a plan-by-plan basis, beginning with the plan under which the participant most recently accrued a benefit or was allocated an annual addition, and ending with the plan under which the participant least recently accrued a benefit or was allocated an annual addition.

          (c) The limits imposed by subsection (a), above, shall be applied on the basis of:

               (i) subject to subsection (d), for limitation years beginning before January 1, 1995, an interest rate assumption of 5 percent per annum, compounded annually, and for limitation years beginning on or after January 1, 1995, in accordance with section 415(b)(2)(E) of the Code, as amended by section 767 of the Uruguay Round Agreements Act (as subsequently amended by section 1449 of the Small Business Job Protection Act of 1996),

               (ii) the definition of compensation in Treas. Reg.ss. 1.415-2(d)(11)(i), adjusted for limitation years beginning after December 31, 1997 to include deferrals described in Code section 415(c)(3)(D),

               (iii) any cost-of-living increase that the Plan is permitted to take into account under section 415(d) of the Code,


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A

               (iv) any applicable transition rule prescribed in section 1106(i) of the Tax Reform Act of 1986, and

               (v) any other applicable transition rule that preserves a participant's accrued benefit under the Plan as of the effective date of the enactment or amendment of section 415 of the Code.

     Notwithstanding any provision in this Section 6A.7 to the contrary, for each participant who was previously a participant in a Prior Plan and who does not complete a Paid Hour of Service on or after January 1, 2002, the limits described in this Section shall be applied in accordance with the terms of such Prior Plan as set forth in Section 6A.11. For each participant who was previously a participant in the Enterprises Plan and who completes a Paid Hour of Service on or after January 1, 2002, the Pension paid to such participant (or his Beneficiary) shall be automatically adjusted at the beginning of each limitation year to reflect the maximum amount allowable under section 415 of the Code for such limitation year; provided, however, that such adjustment shall not apply to a benefit paid to a participant or his Beneficiary that has previously started on a Pension Commencement Date on or after January 1, 2002 under the Plan (other than pursuant to Section 7.7(i)) if:

                    (A) the participant's or Beneficiary's benefit was paid from the Plan in the form of a lump sum; or

                    (B) as of such Pension Commencement Date the participant or
               Beneficiary had a Code section 415 excess benefit provided through a non-qualified plan maintained by the Company.

          (d) Notwithstanding the foregoing, application of the amendments described in subsection (c)(i) of this Section 6A.7 shall not cause a participant's accrued benefit (including any optional benefit) determined under the provisions of the Plan to be less than the greater of:

               (i) the participant's accrued benefit based on all service credited under the Plan taking into account the limitations of section 415 of the Code in effect as of the date of the determination; or

               (ii) the sum of

                    (A) the participant's accrued benefit under the terms of the applicable Prior Plan in effect as of December 31, 1999, determined using the limitations of section 415 of the Code in effect as of December 7, 1994 (the "old-law limits"), but disregarding any change in the Prior Plan adopted after December 31, 1999 (unless relevant to the application of the "old-law limits") and any cost of living adjustment under Code section 415(d) effective after December 31, 1999, and

                    (B) the participant's accrued benefit based solely on
               service after December 31, 1999, taking into account the limitations of section 415 of the Code in effect as of the date of the determination;


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A
               provided, however, that this provision shall be applied to benefits accrued under the Enterprises Plan by substituting "December 31, 1994" for "December 31, 1999" wherever it appears in (ii)(A), above, and by disregarding (ii)(B), above.

          (e) This Section 6A.7 is intended to satisfy the requirements imposed by section 415 of the Code and shall be construed in a manner that will effectuate this intent. This Section 6A.7 shall not be construed in a manner that would impose limitations that are more stringent than those required by section 415 of the Code.

     6A.8 Eligible Rollover Distributions.

          (a) Right to Elect Rollover. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 6A.8, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (b) Definitions.

               (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for eligible rollover distributions or the exclusion for net unrealized appreciation with respect to employer securities).

               (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (iii) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

               (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A

     6A.9 Increases After Pension Commencement Date Due to Additional Compensation. To the extent that a Pension payable to a Retired Employee or Beneficiary increases after the Pension Commencement Date due to the crediting of additional Monthly Compensation under subsection (b)(ii)(H) of the definition of "Monthly Compensation" in Article II, the Retired Employee's or Beneficiary's benefit payments shall automatically be adjusted to reflect such increase on a prospective basis as soon as administratively practicable following the date such compensation is paid. The increase in the Retired Employee's or Beneficiary's benefit shall be paid in the same form of payment as applied to the Retired Employee's or Beneficiary's benefit on the original Pension Commencement Date.

     6A.10 No Other Ancillary Benefits. No ancillary benefit, including but not limited to the "1991 Death Benefit" previously provided under the Enterprises Plan, shall be payable to, or on behalf of, a participant who completes a Paid Hour of Service at any time on or after January 1, 2002, unless payment of such benefit is specifically provided for in Articles V-A and VI-A of this Plan.

     6A.11 Merger of Products Plan into Plan as of November 30, 2001. Effective immediately after the close of business on November 30, 2001, all assets held under the Products Plan were transferred to, and merged with the assets of, the Enterprises Plan, which is the predecessor to this Plan. All employees of the Company who were active participants in the Products Plan immediately prior to the merger became participants in the Plan as of the merger date, and through December 31, 2001, together with any eligible employees of co-sponsors of the Products Plan who would have become participants in the Products Plan had the merger not occurred, continued to participate in the Plan under the terms and conditions set forth in the Products Plan immediately prior to the merger. All employees of the Company who were active participants in the Enterprises Plan immediately prior to the merger continued to be participants in the Plan as of the merger date, and through December 31, 2001, together with any eligible employees of participating employers in the Enterprises Plan who would have become participants in the Enterprises Plan had the merger not occurred, continued to participate in the Plan under the terms and conditions set forth in the Enterprises Plan immediately prior to the merger. Notwithstanding any provision in the Plan to the contrary except Section 6A.12, all benefits payable on or after December 31, 2001 to persons entitled to benefits from the Products Plan portion of the Plan or the Enterprises Plan portion of the Plan as of December 31, 2001 who do not complete a Paid Hour of Service after December 31, 2001 shall be determined and paid as follows:

          (a) Benefits in pay status to participants as of December 31, 2001 shall continue to be paid in accordance with the provisions of the applicable Prior Plan.

          (b) Retirement benefits for which payments have not begun by December 31, 2001, that are payable to participants in a Prior Plan who do not complete a Paid Hour of Service after December 31, 2001, shall be determined (with respect to eligibility and amount) and shall be distributed (with respect to timing) in accordance with the provisions of the applicable Prior Plan as in effect as of such person's Separation From Service Date (except to the extent provided otherwise by a subsequent amendment to the Prior Plan); provided, however, that (i) the forms of payment available to the participant shall be determined under Sections 6A.5 and 6A.6, (ii) conversion of the single life annuity benefit payable to the participant to a benefit payable in the form elected by the participant shall be determined using the factors described in Exhibit A,
     (iii) monthly payments of accrued benefits from the Enterprises Plan shall be made as


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A
     of the first of each month (instead of in arrears), (iv) the reduction for payment prior to normal retirement age of a deferred vested pension shall be determined using the factors described in Exhibit A, and (v) the reduction for payment prior to normal retirement age of a deferred vested pension that is derived from an unconverted annuity pension benefit under the Enterprises Plan shall be determined using the factors described in Exhibit A to the extent such factors provide a higher benefit than the similar factors provided for in the plan under which such benefit was accrued.

          (c) Pre-retirement death benefits and/or ancillary death benefits payable with respect to a former participant in a Prior Plan that have not been paid (or commenced to be paid) by December 31, 2001 shall be determined (with respect to eligibility and amount) and shall be distributed (with respect to timing and form of payment) in accordance with the provisions of the applicable Prior Plan as in effect as of such participant's Separation From Service Date (except to the extent provided otherwise by a subsequent amendment to the Prior Plan); provided, however, that (i) monthly payments of accrued benefits from the Enterprises Plan shall be made as of the first of each month (instead of in arrears), (ii) the joint and survivor annuity conversion factors described in Exhibit A shall be used to convert a single life annuity to a joint and survivor annuity form of payment to the extent required to calculate the survivor benefit, (iii) the reduction for payment prior to normal retirement age of a deferred vested pension shall be determined using the factors described in Exhibit A, to the extent required to calculate the survivor benefit, and
     (iv) the reduction for payment prior to normal retirement age of a deferred vested pension that is derived from an unconverted annuity pension benefit under the Enterprises Plan shall be determined using the factors described in Exhibit A if such factors provide a higher benefit than the similar factors provided for in the plan under which such benefit was accrued, to the extent required to calculate the survivor benefit.

     6A.12 Option for Certain Participants Terminating Employment in 2001. Any participant in a Prior Plan whose last day (i) of active employment with the Affiliates, and (ii) of active participation in the applicable Prior Plan is a day on or after April 1, 2001 and before January 1, 2002 may elect, in the time and manner prescribed by the Committee, to receive a pension that is equal to the Pension determined for the participant under Articles V-A and VI-A. A participant described in the preceding sentence who is not eligible for Company retiree medical and welfare benefits, or who is otherwise determined by the Committee to have no reason to forego the election, shall be deemed to make the election described in this Section 6A.12. The following rules shall apply with respect to such elections:

          (a) A participant's last day of active employment shall include the last day of vacation actually taken, but shall be determined without regard to a participant's accrued and unused vacation or banked vacation.

          (b) If the participant elects to have his Pension determined under Articles V-A and VI-A, such Pension shall be paid in lieu of the pension benefit otherwise payable under the terms of the applicable Prior Plan in which he was a participant at termination of employment, but only to the extent a higher benefit payment will result.

          (c) If the participant makes an election under this Section 6A.12 and is eligible for retiree medical and welfare benefits, he shall receive retiree medical and welfare benefits under the new Verizon retiree medical and welfare benefits program effective January 1, 2002, in lieu of the retiree benefits to which he would have been eligible


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A
     under the retiree benefit program in effect at his employment termination.

          (d) If the participant dies while an employee actively participating in a Prior Plan on or after April 1, 2001 and prior to January 1, 2002, he shall be deemed to have made the election described in this Section 6A.12 unless the participant would have been eligible for retiree medical and welfare benefits and is married on the date of his death, in which case the election shall be made (or not made) by the participant's Spouse.

          (e) The Pension determined under Article VI-A for a participant making the election described in this Section 6A.12 shall be based on:

               (i) Monthly Compensation, determined as described in subsection
          (b)(i) of the definition of "Monthly Compensation" in Article II based on the participant's compensation through his termination date;

               (ii) Accredited Service, Net Credited Service and Pension Accrual Service, determined as described in the applicable Prior Plan or
          Article IV-A based on service through his termination date; and

               (iii) for a Former GTE Employee who is an active participant in the Products Plan at the time he terminates employment, an opening cash balance account, determined using a "rate of annual compensation" equal to the sum of:

                    (A) the participant's annual base pay rate as of the date
               the participant terminates employment with all Affiliates;

                    (B) Compensation, other than base pay (or imputed base pay), taken into account for purposes of determining the participant's Monthly Compensation under the Products Plan for the twelve-consecutive-month period immediately preceding the date the participant terminates employment with all Affiliates, but excluding Senior Manager Short-Term Incentives; and

                    (C) The participant's bonus under the GTE Executive
               Incentive Plan for 2000, if any;

          provided, however, that the participant's annual rate of compensation shall not exceed $170,000.

          (f) For a Former GTE Employee who is eligible to make an election under this Section 6A.12, eligibility for an immediate Service Pension shall be determined under the "rule of 75" or "rule of 73" described in
     Section 6A.2(b), in lieu of under the rules described in the Products Plan.

          (g) If a participant who makes an election under this Section 6A.12 is not eligible to start pension payments immediately at employment termination under the terms of the applicable Prior Plan in which he is then a participant, the participant may start his pension on or after January 1, 2002 as described in Articles V-A and VI-A, notwithstanding any provision in the Plan to the contrary.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A

          (h) Optional forms of payment that are available under Section 6A.6 only for Pension Commencement Dates occurring on or after January 1, 2002 shall not be available to a participant described in this Section unless he delays his Pension Commencement Date to a date on or after January 1, 2002.

          (i) During 2002, the benefit of each participant (or Beneficiary of a participant) who makes an election under this Section 6A.12 and begins to receive his pension benefit prior to January 1, 2002 shall be recalculated as of his Pension Commencement Date (in the form of payment in effect as of the Pension Commencement Date) taking into account the provisions of Articles V-A, VI-A (including any optional form conversion factors first effective in 2002) and this Section 6A.12. Any such participant (or Beneficiary) who is receiving monthly benefits from the Plan and for whom the recalculated monthly payment is greater than the original monthly payment shall receive a lump-sum true-up payment equal to the aggregate underpayments for each month for which payment was made prior to true-up, including interest at the lump sum conversion rate in effect for the participant (or Beneficiary) at his pension commencement, and thereafter monthly payments from the Plan shall be increased to the recalculated monthly amount. In the event such participant (or Beneficiary) received payment in the form of a lump sum and the recalculated lump sum amount is larger than the lump sum previously paid, the participant (or Beneficiary) shall receive a lump sum true-up payment equal to the difference between the two amounts, including interest at the lump sum conversion rate in effect for the participant (or Beneficiary) at his pension commencement.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article VI-A

                                   ARTICLE VI

                COMPUTATION OF PENSIONS (FOR EXCLUDED EMPLOYEES)

THE PROVISIONS OF THIS ARTICLE VI APPLY FOR PURPOSES OF COMPUTING PENSIONS FOR PARTICIPANTS WHO ARE EXCLUDED EMPLOYEES.

     6.1 Service Pension. This Section applies to Excluded Employees:

          (a) Subject to subsections (b) through (d), below, the annual Service Pension payable to a Retired Employee in the form of a single life annuity commencing on the first day of the month next following his Normal Retirement Date shall equal the greater of the amounts determined under paragraphs (i) and (ii), below.

               (i) The amount determined under this paragraph (i) is the product determined by multiplying the Retired Employee's years of Accredited Service by the sum of (1) 1.15 percent of his Average Annual Compensation not in excess of the Social Security Integration Level, and (2) 1.45 percent of his Average Annual Compensation in excess of the Social Security Integration Level.

               (ii) The amount determined under this paragraph (ii) is the product determined by multiplying the Retired Employee's years of Accredited Service by 1.35 percent of his Average Annual Compensation.

          (b) If an Employee begins receiving his Service Pension as of any date that precedes his Normal Retirement Date, the amount determined under subsection (a), above, shall be multiplied by the appropriate percentage indicated below:

            =============================================== ============
            Pension Commencing At Age                    Percentage
            ---------------------------------------- -----------------
                      55 and over                           100%
            ---------------------------------------- -----------------
                           54                               97%
            ---------------------------------------- -----------------
                           53                               94%
            ---------------------------------------- -----------------
                           52                               91%
            ---------------------------------------- -----------------
                           51                               88%
            ---------------------------------------- -----------------
                           50                               85%
            ---------------------------------------- -----------------
                      49 and under                          82%
            ======================================== =================

     In the case of a fractional part of a year, the above percentages shall be adjusted at the rate of 1/4 of 1 percent (0.25%) for each full month by which the Pension Commencement Date follows the first day of the month after the attainment of age 49 through age 54. For the purpose of this calculation, the Pension Commencement Date shall be deemed to occur not earlier than the first day of the month following the Employee's 49th birthday.

          (c) The amount determined in subsections (a) and (b), above, shall not be less than the applicable amount according to the Employee's years of Accredited Service as determined in accordance with the following table:


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article V1

               ======================================  ===================
                     Years of Accredited Service        Applicable Amount
               ---------------- ---------------------  -------------------
                At least               But less than
               ================ =====================  ===================
                   15                       20                $4,700
               ---------------- ---------------------  -------------------
                   20                       25                $6,100
               ---------------- ---------------------  -------------------
                   25                       30                $7,500
               ---------------- ---------------------  -------------------
                   30                       35                $8,900
               ---------------- ---------------------  -------------------
                   35                       40               $10,300
               ---------------- ---------------------  -------------------
                   40                       N/A              $11,700
               ================ =====================  ===================

          (d) The amount determined under subsections (a), and (c), above, shall be reduced by:

               (i) the annual amount (if any) payable from any Other Pension
          Plan;

               (ii) the amount required to be paid by the Company or another Affiliate pursuant to any foreign law or regulation on account of termination or separation from employment, expressed in United States currency; and

               (iii) the amount (if any) prescribed by Section 6.4(d);

     and the amount determined under subsection (b) above shall be determined after the reduction in the amount determined under subsection (a) described above in this subsection (d).

     For purposes of paragraph (i), above, the annual amount (if any) payable from any Other Pension Plan shall be the annual amount of a benefit that is payable in the form of a single life annuity commencing on the first day of the month next following the Employee's Normal Retirement Date, and that is the actuarial equivalent of the same or similar benefit payable at normal retirement age under the Other Pension Plan. For this purpose, actuarial equivalence shall be determined based on an interest rate of 7 percent per annum and the TPF&C 1971 Forecast Mortality Table for Males (with ages set back 2 years in the case of Employees and 4 years in the case of Spouses and Beneficiaries). The reduction required pursuant to paragraph (ii) above shall be applied directly against the amounts otherwise payable under the Plan; and in the case of a participant whose Pension Commencement Date occurs after the date of any payment described in paragraph (ii), the amount of the reduction shall be adjusted to amount equal to the amount of the payment described in paragraph (ii), compounded at an interest rate of 7% per annum from the time of payment until such amount has been completely offset against the participant's pension payments.

     6.2 Disability Pension. For an Excluded Employee, the annual Disability Pension payable to a Retired Employee shall be computed in the same manner prescribed in Section 6.1, but without applying any reduction otherwise required under Section 6.1(b).

     6.3 Deferred Vested Pension. For an Excluded Employee, the annual Deferred Vested Pension payable after reaching Normal Retirement Age to a former Employee who qualifies for such a Pension shall be computed in the same manner prescribed in Section 6.1, except that the amount determined under Section 6.1(c) shall be:

          (a) based on the Accredited Service the former Employee would have had at


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     his Normal Retirement Date if his employment with the Affiliates had not been terminated until his Normal Retirement Date, and

          (b) then multiplied by the ratio of the Employee's actual Vesting Service to the Vesting Service he would have had at his Normal Retirement Date if his employment with the Affiliates had not been terminated until his Normal Retirement Date.

If such former Employee is eligible, in accordance with Section 5.5, to elect to have his Deferred Vested Pension commence prior to his Normal Retirement Date, and he so elects in accordance with Section 7.8, the amount of such Deferred Vested Pension shall be reduced by multiplying his Deferred Vested Pension at his Normal Retirement Date by the appropriate factor in the Table referenced in Exhibit A.

     6.4 Spouse's Pension. This Section applies with respect to Excluded
Employees:

          (a) The annual Spouse's Pension payable to a Spouse who qualifies for a Spouse's Pension under Section 5.6 shall be the annual amount payable to the Spouse as Beneficiary under the survivor annuity portion of the Qualified Joint and Survivor Annuity with respect to the participant, computed as if the participant had:

               (i) terminated employment with the Affiliates on the date of his death (or, if earlier, on the date of his actual termination of employment with the Affiliates),

               (ii) elected the first day of the month next following his Normal Retirement Date (or, if later, the first day of the month next following the date of his death) as his Pension Commencement Date, and

               (iii) died on his Pension Commencement Date.

     Except as provided in subsections (b) and (c), below, the normal Pension Commencement Date of a Spouse's Pension shall be the first day of the month next following the later of the deceased participant's Normal Retirement Date or the date of his death.

          (b) In the case of a participant who dies before his Normal Retirement Date while in the service of a Control Group Affiliate (even if his death occurs during the period of Accredited Service described in Section 4.6(d)), the Spouse may elect, in accordance with Section 7.8, that the Pension Commencement Date of the Spouse's Pension shall be the first day of any month before the participant's Normal Retirement Date and after the month of the participant's death. The annual amount of a Spouse's Pension that commences before the participant's Normal Retirement Date in accordance with this subsection (b) shall not be reduced on account of such early commencement.

          (c) In the case of a participant who dies before his Normal Retirement Date other than in circumstances described in subsection (b), above, the Spouse may elect, in accordance with Section 7.8, that the Pension Commencement Date of the Spouse's Pension shall be the first day of any month before the participant's Normal Retirement Date and after the month of the participant's death, provided that such first day is on or after the earliest date the participant could have elected as his Pension Commencement


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     Date had he survived and terminated employment with the Affiliates on the date of his death (or, if earlier, on the date of his actual termination of employment with the Affiliates). The annual amount of a Spouse's Pension that commences before the participant's Normal Retirement Date in accordance with this subsection (c) shall equal the annual amount payable to the Spouse as Beneficiary under the survivor annuity portion of the Qualified Joint and Survivor Annuity that would have been payable with respect to the participant, computed as if the participant had:

               (i) terminated employment with the Affiliates on the date of his death (or, if earlier, on the date of his actual termination of employment with the Affiliates),

               (ii) elected as his Pension Commencement Date the date elected by the Spouse in accordance with this subsection (c), and

               (iii) died on his Pension Commencement Date.

          (d) An Employee may elect to waive, or revoke a prior election to waive, Spouse's Pension coverage in accordance with Section 6A.5(b). Such election or revocation shall be subject to the following terms and conditions:

               (i) Any election or revocation shall be made by giving written notice in such form and manner as may be required by the Committee.

               (ii) An election or revocation shall be ineffective unless the participant's Spouse consents in writing to such election or revocation. The Spouse's consent must acknowledge the effect of such election and must be witnessed by a notary public or authorized plan representative. The Spouse's consent must acknowledge the effect of the Beneficiary or Beneficiaries (including any class of Beneficiaries and any contingent Beneficiaries) that the participant has designated, if any. Any consent by a Spouse shall be irrevocable unless the participant agrees to a revocation.

               (iii) Subsection (d)(ii), above, shall not apply if the Committee determines that the consent required therein cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of any other circumstances that are specified by regulation, revenue ruling, notice, or other guidance of general applicability issued by the Department of the Treasury.

               (iv) Any consent by a Spouse pursuant to subsection (d)(ii), above, shall be effective only with respect to that Spouse. Similarly, any establishment that the consent of a Spouse cannot be obtained for any of the reasons described in subsection (d)(iii), above, shall be effective only with respect to that Spouse.

     Spouse's Pension coverage shall be automatic and without charge, and a participant's waiver of Spouse's Pension coverage shall be ineffective, except to the extent that such coverage is waived in accordance with
     Section 6A.5(b) during the 90-day period ending on the participant's Pension Commencement Date.

          (e) The Committee shall provide to each participant eligible to waive Spouse's


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     Pension coverage pursuant to subsection (d) hereof, within a reasonable period before or after the date as of which he becomes eligible to waive Spouse's Pension coverage, a written explanation of:

               (i) the terms and conditions of the Spouse's Pension;

               (ii) the participant's right to elect, and the effect of electing, to waive Spouse's Pension coverage;

               (iii) the rights of a married participant's Spouse with respect to that election; and

               (iv) the right of the participant to revoke, and the effect of revoking, an election to waive Spouse's Pension coverage.

     The Committee shall provide each participant eligible to waive Spouse's Pension coverage pursuant to Section 6A.5(b) with the written explanation described in this subsection (e) at the same time as it provides the written explanation described in Section 6A.5(e) hereof.

     6.5 Limitations on Pensions. For an Excluded Employee, the provisions of
Section 6A.7 shall apply to limit benefits described in Sections 6.1 through 6.4 of this Article VI.


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                                   ARTICLE VII

                       PAYMENT OF PENSIONS AND CONDITIONS
                                RELATED THERETO

     7.1 Annuity Forms of Payments. All Pensions, except those Pensions paid in a lump sum distribution pursuant to Section 6A.6(b) or 7.6, shall be payable in monthly installments as follows:

          (a) The first installment shall be paid to the Retired Employee (or Beneficiary, in the case of a Spouse's Pension or Pre-Retirement Death Benefit) as of the Pension Commencement Date determined in accordance with Articles V, V-A, VI, VI-A and VII;

          (b) Where installments are to be paid to a Beneficiary under a Joint-Survivor Pension, the first installment to the Beneficiary shall be paid as of the beginning of the first month following the death of the participant; and

          (c) The final installment shall be paid as of the beginning of the month during which the death of the Retired Employee or Beneficiary, as the case may be, occurs, except that Disability Pension installments paid pursuant to Sections 5.4 and 6.2 (but not pursuant to Sections 5A.4 and 6A.3) shall cease before the death of the Retired Employee if and when he ceases to satisfy the disability conditions of Section 5.4 before his Normal Retirement Date. In the event a Retired Employee's Disability Pension (which was paid in other than a lump sum) stops prior to his Normal Retirement Date for a reason other than the Employee's death, the Retired Employee shall be entitled to receive the Service Pension or Deferred Vested Pension to which he is otherwise entitled under Articles V and VI.

          (d) A check in payment of a monthly installment may be mailed, in the discretion of the Committee, before the date as of which the payment is made.

     7.2 Prohibition Against Alienation of Benefits. The benefits under the Plan may not be anticipated, assigned (either at law or in equity), alienated, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process, provided that:

          (a) an arrangement whereby benefit payments are paid to a participant's savings or checking account in a financial institution is not prohibited;

          (b) once a participant begins receiving benefits under the Plan, such participant may assign or alienate the right to future payments if such transaction is limited to assignments or alienations that:

               (i) are voluntary and revocable,

               (ii) with respect to a particular benefit payment, do not in the aggregate exceed 10 percent of such payment, and

               (iii) neither are for the purpose, nor have the effect, of defraying administrative costs of the Plan;


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          (c) payments made in accordance with a Qualified Domestic Relations
     Order are not prohibited; and

          (d) offsets of a participant's benefit in accordance with section 401(a)(13)(C) of the Code are not prohibited.

For the purposes of subsection (b), above, except as otherwise permitted pursuant to subsection (d), above, an attachment, garnishment, levy, execution or other legal or equitable process is not considered a voluntary assignment or alienation.

     7.3 Suspension of Benefits and Calculation of Benefits After Reemployment. The following provisions apply with respect to participants who complete a Paid Hour of Service on or after January 1, 2002, for the period of employment after 2001:

          (a) Suspension of Pension During Employment After Normal Retirement Age. Except as otherwise provided in Section 5A.3, Section 5.7 or in a Schedule, no Pension shall be paid or payable to any participant (including a Retired Employee) in any month after his Normal Retirement Age during which he is credited with Suspension Service as described in subsection
     (a)(ii). Notwithstanding the foregoing, benefits shall be paid to any such participant in any month after his Normal Retirement Age during which he is not credited with Suspension Service, unless the participant has not previously had a Pension Commencement Date and the participant elects, in the manner prescribed by the Committee, to defer his or her Pension Commencement Date until he terminates employment with all Affiliates. This provision shall not apply to any Former Bell Atlantic Employee who was rehired before January 1, 2002 after a benefit commencement date under the Enterprises Plan (or, for an Employee whose benefits were transferred from the Verizon Management Pension Plan to the Plan pursuant to Section 13.1, under the terms of Verizon's Bell Atlantic Cash Balance Plan) and whose benefit was in pay status under the latter plan as of December 31, 2001, unless such Employee terminates and is again rehired on or after January 1, 2002.

               (i) Commencement of Payment Following Suspension. Pensions suspended under this subsection (a) shall commence or recommence no later than the earliest of:

                    (A) the first day of the month next following the date the participant terminates employment with all Affiliates;

                    (B) the participant's Required Starting Date; or

                    (C) the first day of the month following the month in which he first fails to have Suspension Service as described in subsection (a)(ii).

          Except as provided in Section 5.7 or Section 5A.3, and subject to subsection (e), the participant's Pension shall be calculated under
          Article VI or VI-A, as appropriate, taking into account Monthly Compensation earned and years of Pension Accrual Service or Accredited Service (if any) credited during such period of Suspension Service, and no actuarial or other adjustment shall be made to the participant's benefit so as to reflect payments suspended with respect to those months during which such participant was credited with


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          Suspension Service or with respect to those months in which the participant was not credited with Suspension Service but for which the participant elected to defer payment commencement; provided, however, that such resumed payment shall be offset by any benefit paid with respect to a month in which the participant had Suspension Service where the amount so paid has not been returned or repaid to the Trust Fund by the participant as described in subsection (a)(iii). Notwithstanding anything in this subsection (a) to the contrary, if the Pension of a Former GTE Employee is suspended under this subsection (a) during any period after his Age 65 Normal Retirement Date and prior to June 1, 2004, the amount of his Pension determined under this subsection (a)(i), when applying the formulas described in
          Article VI or Sections 6A.1(b), (c)(i) and (d)(ii), as applicable, shall not be less than the actuarial equivalent as of May 31, 2004 or the date the suspension ends, if earlier, of the single life annuity that would have been payable to him (or that he could have elected to receive) commencing on the day after his Age 65 Normal Retirement Date (or, if later, the day his benefits were suspended) had his Pension not been suspended. For this purpose, actuarial equivalence shall be determined using an interest rate of 7 percent per annum and the TPF&C 1971 Forecast Mortality Table for Males (with ages set back 2 years).

               (ii) Suspension Service. A participant shall be deemed to have Suspension Service in any month which month is after his Normal Retirement Date, but prior to his Required Starting Date, and in which month:

                    (A) he completes 40 or more Hours of Service for the Company or another Affiliate, if the Plan has for any purpose with respect to the participant used or determined the actual number of Hours of Service completed by the participant for the purpose of crediting Hours of Service, or

                    (B) he receives payment from the Company or another
               Affiliate for any Hours of Service (including service described in Section 4A.1(d)) performed on each of 8 or more days (or separate work shifts), if the Plan has not for any purposes with respect to the participant used or determined the number of Hours of Service creditable to the participant by an actual counting of such Hours of Service.

               (iii) Offset. To the extent that the Plan has paid benefits to a participant with respect to any month in which he has Suspension Service which amounts have not previously been recovered by the Plan, the Plan shall defer commencement or recommencement of benefits under subsection (a)(i) hereof for a period of 2 calendar months, or until the amounts paid with respect to months in which the participant has Suspension Service have been recovered (without interest), whichever is the first to occur. If, at the end of the said 2-month period there remains an unrecovered amount which was paid to the participant during or with respect to a period of Suspension Service, such amount shall be recovered (without interest) by the Plan by reducing each benefit payment due the participant or the participant's Beneficiary after benefit commencement or recommencement by the lesser of:


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                    (A) the excess of the amount of the benefits paid to the
               participant with respect to months in which the participant had Suspension Service over the amount of such benefits which have been restored to, or recovered by, the Plan, or

                    (B) 25% of the participant's monthly (or periodic) benefit payments.

               (iv) Notifications. No payment shall be withheld or suspended by the Plan pursuant to this subsection (a) until the Plan has notified the participant by personal delivery or first class mail of the fact that such withholding or suspension is occurring or will occur. Such notification will contain a detailed description of the specific reasons why benefit payments are being suspended or withheld, a general description of the Plan provisions relating to the suspension of benefit payments, a copy of such provisions, and a statement that the applicable Department of Labor regulations governing suspensions of benefits may be found at Title 29, Code of Federal Regulations, ss.2530.203-3. The notification shall also advise the participant to whom directed of the Plan's procedure for affording a review of the suspension of benefits.

          (b) Suspension of Payment Following Rehire Prior to Normal Retirement Age. If a participant is reemployed by an Affiliate after his Pension Commencement Date and prior to his Normal Retirement Age, benefits otherwise payable to the participant shall be suspended under this subsection (b) during the participant's period of reemployment prior to his Normal Retirement Age. If the reemployed participant continues in employment beyond his Normal Retirement Age, such participant's benefits shall continue to be suspended in accordance with subsection (a) and shall recommence as described in that subsection. If the reemployed participant again terminates employment with all Affiliates prior to his Normal Retirement Age, the participant's benefits, recalculated, subject to subsection (e), taking into account Monthly Compensation and years of Pension Accrual Service or Accredited Service (if any) earned during the period of suspension, shall commence to be paid pursuant to Articles V, V-A, VI and VI-A, as applicable, as if the participant had not previously elected a Pension Commencement Date. In either event, the participant's benefits upon recommencement shall not be reduced to reflect monthly benefits paid before the participant's Normal Retirement Age. This provision shall not apply to any Former Bell Atlantic Employee who was rehired before January 1, 2002 after a benefit commencement date under the Enterprises Plan (or, for an Employee whose benefits were transferred from the Verizon Management Pension Plan to the Plan pursuant to Section 13.1, under the terms of Verizon's Bell Atlantic Cash Balance Plan) and whose benefit was in pay status under the latter plan as of December 31, 2001, unless such Employee terminates and is again rehired on or after January 1, 2002.

               (c) Form of Payment of Recommenced Benefits. A participant whose benefits have been suspended during a period of reemployment shall be entitled to elect the form of payment for his entire benefit, including amounts accrued both before and during reemployment, in accordance with Article VI or VI-A, as applicable. Any Former Bell Atlantic Employee for whom benefits have not been suspended shall be entitled, upon his subsequent termination of employment with all Affiliates, to elect the form of payment only with respect to the portion of his benefit earned during his reemployment, if any.


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          (d) Social Security Supplements. Social security supplement payments shall be suspended under this Section 7.3 as described in subsections (a) and (b), above. However, social security supplement payments will not resume when the reemployed participant again terminates employment with all Affiliates, unless such termination occurs prior to the date the social security supplement payments were originally scheduled to end. If suspended pension payments resume under this Section 7.3 before the social security supplement payments were scheduled to end, social security supplement payments shall also resume at the same monthly rate in effect prior to the suspension. There shall be no increase in the amount of the participant's monthly social security supplement payment and no extension of the period over which the social security supplement payments are payable by reason of the period of suspension.

          (e) Calculation of Benefits for Reemployed Participants. Notwithstanding anything in subsections (a) through (d), above, or any other provision of the Plan to the contrary other than Section 5A.3 or 5.7, the following rules shall apply for purposes of calculating the Pension payable under Article VI or VI-A, as applicable, to a rehired participant on a Pension Commencement Date following his subsequent termination of employment with all Affiliates:

               (i) Prior Lump Sum Based on Annuity. If the participant previously received a lump sum payment of all or any portion of his Pension, and the lump sum was determined based on the present value of a benefit under an annuity-based formula (and not on the basis of his cash balance account under the Plan or a Prior Plan):

                    (A) the benefit payable to the participant in the form of a single life annuity following his subsequent termination of employment with all Affiliates, under any annuity-based formula described in Article VI or VI-A that is applicable to the participant, shall be reduced by the amount of the single life annuity on which the prior lump sum payment was based; and

                    (B) the benefit payable to the participant in the form of a single life annuity following his subsequent termination of employment with all Affiliates, from the participant's Cash Balance Account described in Article VI-A, shall equal:

                         (I) if the participant previously received a lump sum
                    distribution of his entire accrued benefit that was paid under the Plan or a Prior Plan, the single-life actuarial equivalent as of the Pension Commencement Date of the sum of the Pay Credits and Interest Credits that have been credited to the participant's Cash Balance Account under the Plan or a Prior Plan since his rehire date;

                         (II) if the participant previously received a lump sum
                    distribution of part of his accrued benefit under the Plan or under a Prior Plan, the single-life actuarial equivalent as of the Pension Commencement Date of the sum of (a) the percentage


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                    of the participant's accrued benefit that was not previously cashed-out multiplied by the participant's Cash Balance Account under the Plan or the Prior Plan at the prior
                    Pension Commencement Date, increased with Interest Credits (but not Pay Credits) since the prior distribution, plus (b) the sum of the Pay Credits and Interest Credits that have been credited to the participant's Cash Balance Account under the Plan or the Prior Plan since the participant's rehire date.

               (ii) Prior Lump Sum Based on Cash Balance Account. If the participant previously received a lump sum payment of all or any portion of his Pension, and the lump sum was determined based on the balance of the participant's Cash Balance Account under the Plan or a Prior Plan:

                    (A) the benefit payable to the participant in the form of a single life annuity following his subsequent termination of employment with all Affiliates, under any annuity-based formula described in Article VI-A that is applicable to the participant, shall be reduced by the single-life actuarial equivalent as of the Pension Commencement Date of the participant's cash balance account under the relevant plan as of his prior Pension Commencement Date increased for Interest Credits (but not Pay Credits) since the prior distribution.

                    (B) the benefit payable to the participant in the form of a single life annuity following his subsequent termination of employment with all Affiliates, from the participant's Cash Balance Account described in Article VI-A, shall equal:

                         (I) if the participant previously received a lump sum
                    distribution of his entire accrued benefit, the single-life actuarial equivalent as of the Pension Commencement Date of the sum of the Pay Credits and Interest Credits that have been credited to the participant's Cash Balance Account under the Plan or the Prior Plan since his rehire date; or

                         (II) if the participant previously received a lump sum
                    distribution of part of his accrued benefit, the single-life actuarial equivalent as of the Pension Commencement Date of the sum of (a) the percentage of the participant's accrued benefit that was not previously cashed-out multiplied by the participant's Cash Balance Account under the Plan or the Prior Plan at the prior Pension Commencement Date, increased with Interest Credits (but not Pay Credits) since the prior distribution, plus (b) the sum of the Pay Credits and Interest Credits that have been credited to the participant's Cash Balance Account under the Plan or the Prior Plan since the participant's rehire date.

               (iii) If the participant is a Former Bell Atlantic Employee who has continued to receive annuity payments during his period of reemployment, the benefit payable to the participant in the form of a single life annuity following


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          his subsequent termination of employment with all Affiliates, under any annuity-based formula described in Article VI-A that is applicable to the participant, shall be reduced by the amount of the single life annuity on which the annuity payments are based.

               (iv) In a case in which a participant has a series of events involving terminations and reemployments or changes in coverage among this Plan, a Prior Plan or any other defined benefit pension plan maintained by an Affiliate, and the effect of such series of events is not specifically covered under this subsection (e), the Pension of such participant shall be determined in a manner consistent with the provisions of this subsection (e).

               (v) Notwithstanding the adjustments described in this subsection
          (e), the periodic amount of a rehired Employee's Pension payable on a Pension Commencement Date following his subsequent termination of employment shall not be less than the periodic amount of the Pension payable in the same form to which he was entitled under the Plan or a Prior Plan, as applicable, including the provisions of any enhanced retirement program, when he initially Retired.

     7.4 Provision of Necessary Information. The Committee may request an Employee, former Employee, Retired Employee, or Beneficiary to furnish it with such information as it considers reasonably necessary or appropriate for the proper administration of the Plan or the payment of a Pension. In the event that an Employee, former Employee, Retired Employee, or Beneficiary fails to furnish any such information that is necessary to the calculation or payment of a Pension and that is not reasonably available from alternative sources, the Committee shall withhold payment of the Pension until the information is provided.

     7.5 Transfer Between Affiliates. Any Employee whose employment is transferred from one Affiliate to another Affiliate shall not by reason of such transfer be eligible for Early Retirement or a Deferred Vested Pension or Vested Pension under this Plan. However, upon the conclusion of the Employee's employment with the Affiliates, he shall be entitled to the Pension, if any, for which he is eligible on the basis of his Average Annual Compensation, Vesting Service, Accredited Service, Net Credited Service and Pension Accrual Service at that time, calculated in accordance with the provisions of this Plan.

     7.6 Mandatory Lump Sum Distribution of Small Benefits.

          (a) If a former Employee is entitled to a Deferred Vested Pension or a Vested Pension and the actuarial present value of such Pension does not exceed $3,500 the former Employee shall receive such Pension as soon as administratively practicable in the form of a lump sum payment equal to the actuarial present value of the Pension otherwise payable to him under the Plan. If a Spouse is entitled to a Spouse's Pension, or a Beneficiary is entitled to a Pre-Retirement Death Benefit, and the actuarial present value of such Spouse's Pension or Pre-Retirement Death Benefit does not exceed $3,500, the Spouse shall receive such Spouse's Pension, or the Beneficiary shall receive such Pre-Retirement Death Benefit in the form of a lump sum payment equal to the actuarial present value of the Spouse's Pension otherwise payable to the Spouse, or the Pre-Retirement Death Benefit otherwise payable to the Beneficiary, under the Plan.


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          (b) For purposes of subsection (a), above, the actuarial present value of a Deferred Vested Pension, Vested Pension, Spouse's Pension or Pre-Retirement Death Benefit shall be determined as described in Exhibit A.

          (c) If a participant has a Separation From Service Date before the participant has earned a nonforfeitable right to a Pension, the participant shall be deemed to have received a distribution of his entire nonforfeitable accrued benefit of zero dollars as of his Separation From Service Date, and the accrued benefit shall be cancelled. If a participant described in the immediately preceding sentence resumes employment with an Affiliate at a later date, he shall be deemed to have repaid to the Plan the prior payment of zero dollars and his accrued benefit shall be restored on the date he resumes employment.

     7.7 Minimum Distributions Required Under Code Section 401(a)(9). The following subsections limit the timing of Pension distributions under the Plan:

          (a) Any Pension that is payable to a participant hereunder shall be distributed or commence not later than the participant's Required Starting Date. The Pension shall be distributed, in accordance with section 401(a)(9) of the Code (including the incidental benefit rules applicable thereunder),

               (i) in a lump sum (to the extent otherwise permitted under the Plan, including, without limitation, under Section 6A.6(b) or 7.6),

               (ii) over the life of the participant,

               (iii) over the lives of the participant and the participant's Beneficiary,

               (iv) over a period not extending beyond the participant's life expectancy, or

               (v) over a period not extending beyond the joint and last survivor expectancy of the participant and the participant's Beneficiary.

     If the participant's entire interest is to be distributed over a period of more than one year, then the amount to be distributed each year shall be no less than the amount prescribed under section 401(a)(9) of the Code.

          (b) If the distribution of the participant's Pension has commenced in conformity with subsection (a), above, and the participant dies before his entire Pension has been distributed to him, the remaining portion of his Pension shall be distributed to his Beneficiary at least as rapidly as under the method of distribution that was in effect as of the date of the participant's death.

          (c) Subject to subsection (d), below, if the participant dies before distribution of his Pension has commenced, any Pension that is payable under the terms of the Plan shall be distributed within five years after the participant's death.

          (d) Subsection (c), above, shall not apply to:


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               (i) any portion of the participant's Pension payable to (or for the benefit of) a Beneficiary that is distributed (in accordance with section 401(a)(9) of the Code) over the Beneficiary's life (or a period not extending beyond his life expectancy) commencing within one year after the date of the participant's death (or such later date as may be prescribed under section 401(a)(9) of the Code), or

               (ii) any portion of the participant's Pension payable to his Spouse that is distributed over the Spouse's life (or a period not extending beyond the Spouse's life expectancy) commencing no later than the date on which the participant would have attained age 70 1/2; provided that if the Spouse dies before payments to such Spouse begin, subsections (c) and (d) shall apply as if the Spouse were the participant; and further provided that any amount paid to the child of the participant shall be treated as if it had been paid to the Spouse of the participant if such amount is payable to the Spouse upon such child's reaching majority (or such other event as may be prescribed by the regulations under section 401(a)(9) of the Code).

          (e) For purposes of this Section 7.7, the life expectancy of the participant and his Spouse shall be recomputed on an annual basis, but the life expectancy of any non-spouse Beneficiary shall be computed only on the date as of which the distribution commences.

          (f) This Section 7.7 shall apply notwithstanding any other provision of the Plan. The sole purpose of this Section 7.7 is to limit the manner in which the benefit payments may be made under the Plan in accordance with section 401(a)(9) of the Code. This Section 7.7 does not confer any rights or benefits upon any participant, Spouse, Beneficiary, or any other person.

          (g) This Section 7.7 shall not apply to any method of distribution designated in writing by a participant under the terms of the Plan or a Prior Plan before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (as in effect before the amendments made by the Tax Reform Act of 1984).

          (h) Any participant who does not elect a form of distribution before his distribution is required to commence under this Section 7.7 shall receive the distribution in the form provided for under Section 6A.5(a).

          (i) Notwithstanding anything in subsection (a) through (h) to the contrary, the following rules shall apply to participants who reach age 70-1/2 in 2001 or later while employed by an Affiliate:

               (i) Pension Commencement Date. Distribution of the Pension of a participant described in this subsection (i) shall begin with a Pension Commencement Date no later than January 1 of the calendar year following the calendar year in which the participant attains age 70-1/2, or acquires a nonforfeitable right to Pension, if later, and the balance of the participant's Cash Balance Account, if any, shall be set to zero as of such Pension Commencement Date.


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               (ii) Form of Payment. A Participant may elect to have payment made in any payment form available to the participant under Section 6A.5 or 6A.6 as of his Pension Commencement Date. If the Participant fails to elect to receive payment in a particular payment form, the participant shall receive distribution in the form provided for under
          Section 6A.5(a).

               (iii) Amount of Payment and Adjustment for Additional Accruals. The benefit paid to the participant as of the Pension Commencement Date described in paragraph (i) shall be determined based on the participant's accrued benefit under the Plan or the applicable Prior Plan as of the December 31 immediately prior to such Pension Commencement Date. If, as of any subsequent January 1, the participant is still an employee of an Affiliate, the Plan administrator shall commence a distribution, as of such January 1, of any additional amounts accrued by the participant after the preceding January 1, in the same optional payment form applicable to prior distributions. An adjustment similar to that described in the preceding sentence shall be made as of the day following the participant's termination of employment with all Affiliates.

     7.8 Early Commencement Election. Notwithstanding any other provision in the Plan, and subject to the provisions of Section 6A.5 and Section 7.6, the participant (or his Spouse, in the case of a Spouse's Pension or a Pre-Retirement Death Benefit) may elect a Pension Commencement Date that precedes the normal Pension Commencement Date if he is otherwise eligible to do so under the terms of the Plan. The election shall be in writing, in a form acceptable to the Committee, and executed and filed with the Committee during the 90-day period ending on the Pension Commencement Date (or during such other period permitted or required by law).

     7.9 Required Commencement. Subject to Plan provisions which require an earlier distribution, unless the participant elects a later date (by failing to make application for benefits or otherwise), payment of a participant's Pension under the Plan shall commence no later than sixty (60) days after the close of the Plan Year in which the latest of the following events occurs: (a) the participant attains the earlier of age 65 or Normal Retirement Age, (b) the 10th anniversary of the year in which the participant commenced participation in the Plan occurs, or (c) the participant terminates employment with all Affiliates.

     7.10 Settlement of Claims or Litigation. Benefits payable from the Plan shall include benefits required to be paid pursuant to the terms of an agreement relating to settlement of a claim or lawsuit with respect to a participant's or beneficiary's entitlement to benefits under the Plan. Such benefits shall be paid at such time and in such form, and shall be subject to such limits, as apply to other similar benefits provided by the Plan.


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                                                                     Article V1I
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


                                  ARTICLE VIII

                                     FUNDING

     8.1 Establishment of Pension Fund. The Company, with the approval of the Board, shall establish a Pension Fund for the purpose of funding the Pensions under the Plan. The Pension Fund shall consist of one or more Trust Funds and/or one or more arrangements with insurance companies for the funding of Pensions.

     8.2 Trust Agreement. Each Trust Fund shall be established and maintained pursuant to a Trust Agreement that contains such provisions as the Company shall determine. The terms of each Trust Agreement are hereby incorporated into and made a part of the Plan.

     8.3 Insurance Arrangements. Each arrangement with an insurance company shall be established and maintained pursuant to a written contract or policy between the Company and an insurance company qualified to do business in a State, which shall contain such provisions as the Company shall determine.

     8.4 Contributions. The Company intends to make contributions to the Pension Fund sufficient to comply with the minimum funding standards imposed by the Code. The Company's contributions shall be determined annually, or more frequently, by the Board. Each contribution made to the Plan shall be made on the condition that it is currently deductible under section 404 of the Code for the taxable year with respect to which the contribution is made and without regard to any subsequent amendment improving benefits under the Plan.

     8.5 Exclusive Benefit. Except as provided in this Section 8.5 and in Sections 8.6 and 9.6, all Company contributions to the Pension Fund and all property of the Pension Fund, including income from investments and other sources, shall be used for the exclusive benefit of Employees, Retired Employees, former Employees, and Beneficiaries and shall be used to provide benefits under the Plan and to pay the reasonable expenses of administering the Plan and the Pension Fund, except to the extent that such expenses are paid by the Company. Any forfeitures arising under the Plan shall be applied to reduce the Company's contributions to the Pension Fund and shall not be used to increase the Pension or other benefit that any Employee, Retired Employee, former Employee, or Beneficiary would otherwise be entitled to receive under the Plan. Except as provided in Section 8.6, it shall be impossible at any time before the satisfaction of all liabilities under the Plan for any portion of the Pension Fund to be used for, or diverted to, purposes other than the exclusive benefit of Employees, Retired Employees, former Employees, and Beneficiaries; provided, however, that after all liabilities under the Plan have been satisfied, any assets remaining in the Pension Fund that are attributable to erroneous actuarial computations shall be distributed to the Company, except as otherwise required by section 4044(d)(3)(A) of ERISA.

     8.6 Return of Contributions. Notwithstanding any other provisions of the Plan, the Company shall be entitled upon request to the return of any contribution made to the Pension Fund (adjusted, in the case of any contribution described in subsection (a) or (c), below, to reflect any investment losses allocable thereto, but not to reflect any investment gains allocable thereto):

          (a) within one year after the payment of the contribution, in the case of a contribution made by mistake of fact;


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                                                                     Article V1I
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


          (b) within one year after the date of denial of the Plan's initial qualification, if the contribution is conditioned on initial qualification of the Plan under section 401(a) of the Code; or

          (c) within one year after the disallowance of the deduction, to the extent the deduction is disallowed, if the contribution is conditioned on the deductibility of the contribution under section 404 of the Code.

     8.7 Post-Retirement Health Benefits. Post-retirement health benefits previously funded under the Enterprises Plan may be paid under this Section, in the manner provided under Code section 401(h), to any former Enterprises Plan participant who is receiving benefits under this Plan, and, if applicable, to the spouse and dependents of such participant. This provision does not obligate the Company to maintain its post-retirement health plans, and the Company shall retain the same ability to amend or terminate such post-retirement health plans as if this Section 8.7 did not exist.

          (a) Terms of Health Plans Are Applicable. Any person claiming post-retirement health benefits under this Plan must meet all requirements imposed in the post-retirement health plans maintained by the applicable Company. All determinations of benefit levels and eligibility for benefits shall be made pursuant to the terms of such post-retirement health plans.

          (b) Benefits Provided.

               (i) Funds May Be Used for Any Medical Benefits. Benefits under this Section shall initially be limited to premium payments for Medicare Part B coverage; provided, however, that at the election of the Committee, payment of any sickness, accident, hospitalization, or other medical expense (as defined for purposes of section 213 of the Code) of eligible employees, spouses and dependents shall be permitted. Benefits under this Section may, in the discretion of the Treasurer of Verizon, include any covered benefit under any post-retirement health benefit plan of the Company which constitutes a "medical expense" (within the meaning of Code section 213) for eligible employees or their covered dependents.

               (ii) Benefits May Be Self-Insured or Insured. Benefits under this Section shall be provided using any method or combination of methods as the Committee shall deem appropriate, including, but not limited to, purchase of insurance and the payment of premiums for such insurance, direct reimbursement of costs incurred by the person providing such benefits or reimbursement to the individual to whom such benefits were provided.

               (iii) No Discrimination in Favor of Officers or
          Highly-Compensated Employees. Benefits and coverage under this Section shall not be discriminatory in favor of officers, shareholders, supervisory employees or highly compensated employees.


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                                                                     Article V1I

          (c) Establishment of Accounts.

               (i) Separate Account. A separate account shall be maintained with respect to contributions to fund benefits under this Section. This account is to be maintained for accounting purposes only. Funds accounted for in such account may be invested on a commingled basis with pension benefit contributions under this Plan without identification of which investments are allocable to each account, provided that earnings on all Plan assets are allocated in a reasonable manner.

               (ii) If Top Heavy Rules Apply. With respect to each Key Employee, as defined in Article XV of the Plan, a separate account shall be maintained for post-retirement health benefits payable to such Key Employee and, if applicable, the Key Employee's spouse and dependents. Benefits under this Section (to the extent attributable to Plan Years for which the individual is a Key Employee) shall be payable to such Key Employee, spouse and dependents only from such account. The separate account maintained under this paragraph shall be a true separate account, and not maintained merely for accounting purposes. Commingling of assets held in such account with any other Plan assets is not permitted. For purposes of section 415 of the Code, contributions allocated to any separate account under this paragraph shall be treated as an annual addition to a defined contribution plan.

          (d) Funding.

               (i) May Be Contributory or Non-Contributory. Contributions to provide benefits under this Section shall be non-contributory, but the Committee has the discretion to amend this Plan at any time to provide that any such contributions may be contributory, in accordance with the terms of the post-retirement health plan maintained by the Company.

               (ii) Reasonable and Ascertainable. Amounts contributed to fund post-retirement health benefits shall be reasonable and ascertainable. The total amount contributed to fund post-retirement health benefits under this Section shall not exceed the cost of providing such benefits. The total cost of providing such benefits shall be determined in accordance with a generally accepted actuarial method selected by the Committee which is reasonable in view of the provisions and coverage of the Plan, the funding medium and other relevant considerations, including, but not limited to, applicable Treasury regulations. For purposes of determining the cost of provided post-retirement health benefits, the actuarial method may take into account reasonable projected increases in the cost of providing health benefits.

               (iii) Incidental and Subordinate to Pension Benefits. Post-retirement health benefits provided under this Section, when added to life insurance protection provided under the Plan, shall be incidental and subordinate to pension benefits provided under the Plan. For purposes of this Section, post-retirement health benefits shall be considered incidental and subordinate if the aggregate of the actual contributions for post-retirement health benefits provided under this Section and under the Enterprises Plan plus the actual contributions for life insurance protection under the Enterprises Plan prior to



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                                                                     Article V1I
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


          December 1, 2001 and under this Plan on or after December 1, 2001 does not exceed 25 percent of the total contributions (other than for past service credit) made to the Enterprises Plan after 1989 and before December 1, 2001 and the Plan after November 30, 2001 (other than for past service credit).

               (iv) No Diversion to Other Purposes. Until the satisfaction of all liabilities to be provided under this Section, neither amounts contributed to fund post-retirement health benefits under this Section nor earnings thereon shall be used for or diverted to any purpose other than providing such benefits or payment of necessary or appropriate expenses attributable to the administration of post-retirement health accounts under this Section. Any amounts contributed to fund health benefits under this Section 8.7 remaining in a post-retirement health account after the satisfaction of all liabilities arising under this Section 8.7 must be returned to the appropriate Company.

               (v) No Obligation to Pay Benefits in Excess of Funded Assets. Nothing in this Section shall obligate the Company to pay benefits described in this Section to the extent those benefits exceed assets contributed to the Trust Fund to provide post-retirement health benefits under this Section 8.7. Furthermore, nothing in this Section
          8.7 shall imply that amounts contributed to the Trust Fund to provide pension or other benefits (other than post-retirement health benefits) available under the Plan will be used to provide post-retirement health benefits under this Section.

               (vi) Forfeitures. In the event an individual's interest in the account maintained under this Section is forfeited prior to termination of the Plan, an amount equal to the forfeiture must be applied to reduce Company contributions to fund the benefits described in this Section.

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Restated January 1, 2002
                                                                     Article V1I

                                   ARTICLE IX

                           FIDUCIARY RESPONSIBILITIES
                            AND PLAN ADMINISTRATION

     9.1 Allocation of Fiduciary Responsibilities. Fiduciary responsibilities in connection with the Plan shall be allocated in accordance with the provisions of this Article IX and shall be carried out in accordance with the Plan and applicable law. It is intended that, to the extent permitted by applicable law, each fiduciary shall be obligated to discharge only the responsibilities assigned to him and that he shall not be charged with the responsibilities assigned to any other fiduciary.

     9.2 Employee Benefits Committee.

          (a) Effective April 2, 2001, the Bell Atlantic Corporate Employees' Benefits Committee ("CEBC") and the GTE Employee Benefits Committee ("EBC") were merged to form the Verizon Employee Benefits Committee ("VEBC"). The powers, authority, responsibilities and discretion of the Chairperson of the VEBC shall include those previously held by the Chairperson of the CEBC and EBC.

          (b) The most senior Human Resources officer of Verizon shall serve as the Chairperson of the VEBC. The VEBC shall consist of not less than three or more than 11 persons to be appointed by and serve at the pleasure of the Board of Directors of Verizon Corporate Services Group Inc. or the Chairperson of the VEBC.

     9.3 Committee Action by Majority Vote. The Employee Benefits Committee may act, with or without a meeting, by a vote of a majority of its members then in office. In addition, the chairperson of the Employee Benefits Committee has full authority to act on behalf of the Committee.

     9.4 Plan Administrator. The Employee Benefits Committee shall be the Plan administrator and shall be responsible for the administration of the Plan. In addition to any implied powers that may be necessary or appropriate to the conduct of its affairs, the Committee shall have the following powers, including the discretionary power:

          (a) to make and enforce such rules and regulations as it shall determine to be necessary or proper for the administration of the Plan;

          (b) to interpret the Plan and to decide all matters arising thereunder, including the right to remedy possible ambiguities, inconsistencies, and omissions;

          (c) to determine the right of any person to benefits under the Plan and the amount of such benefits;

          (d) to issue instructions to a Trustee or insurance company to make disbursements from the Pension Fund, and to make any other arrangement necessary or appropriate to provide for the orderly payment and delivery of disbursements from the Pension Fund;

          (e) to delegate to other persons (including relevant persons on the Company's or Verizon's Human Resources staff) such of its responsibilities as it may determine;


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


          (f) to retain an Enrolled Actuary;

          (g) to employ suitable agents, actuaries, auditors, legal counsel, and other advisers as it may determine;

          (h) to allocate among its members such of its responsibilities as it may determine; and

          (i) to prepare, file, and distribute such forms, statements, descriptions, returns, and reports relating to the Plan as may be required by law.

(The chairperson of the Employee Benefits Committee shall have the authority to (i) designate a chairperson of an appeals committee to hear ERISA benefit appeals and to define the scope of that chairperson's responsibilities and authority with respect to such committee and benefit claims in general and (ii) designate various employees within the Company and its Affiliates to carry out the administrative responsibilities relating to the Plan. The chairperson of the Employee Benefits Committee has delegated ERISA claims and appeals responsibility to the Verizon Claims Review Committee. The chairperson of the Verizon Claims Review Committee has, in turn, delegated initial claims responsibility to the Pension Plan Administrator, which consists of the Benefits Center Claims Review Unit and/or certain subject matter experts within Verizon's Human Resources Department, but only to the extent that the Verizon Claims Review Committee has determined it will not decide the initial claim itself.)

     9.5 Committee Reliance on Professional Advice. The Committee is authorized to obtain, and act on the basis of, tables, valuations, certificates, opinions, and reports furnished by an Enrolled Actuary, accountant, legal counsel, or other advisers.

     9.6 Plan Administration Expenses. All reasonable expenses of administering the Plan (including, without limitation, the expenses of the Employee Benefits Committee) shall be paid out of the assets of the Pension Fund, except to the extent paid by the Company without request by the Company for reimbursement from the Pension Fund.

     9.7 Responsibilities of Trustees. Each Trustee shall be responsible for the custody of the assets assigned to it, making disbursements at the order of the Employee Benefits Committee, and accounting for all receipts and disbursements with respect to the Plan.

     9.8 Investment Management by Trustee. Each Trustee shall be responsible for managing the investment of the portion of the Pension Fund in its custody, or any part thereof, when directed to do so in accordance with the terms of the Trust Agreement.

     9.9 Allocation of Investment Management Responsibilities. Whether investment of the Plan assets held by a Trustee shall be managed by the Trustee, or by one or more investment managers, or whether both the Trustee and one or more investment managers are to participate in investment management and, if so, how investment responsibility is to be divided shall be determined in accordance with the Trust Agreement.

     9.10 Appointment and Removal of Investment Managers. The appointment or removal of any investment manager shall be accomplished in accordance with the Trust


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                                                                      Article IX

Agreement. Each investment manager shall be responsible for managing the investment of such portion of the Pension Fund as shall be placed under its management pursuant to any investment management agreement entered into in accordance with the Trust Agreement.

     9.11 Ascertainment of Plan Financial Needs. The pension finance group of Verizon shall have the sole fiduciary responsibility for periodically ascertaining the financial needs of the Plan, including the Plan's liquidity needs, and shall convey the pertinent information to the Trustee and/or investment managers responsible for managing the investments of the Pension Fund.

     9.12 Delegation of Company's Duties. Verizon Corporate Services Group Inc. or Verizon shall designate such of its officers or other employees as it shall consider appropriate to carry out its duties under the foregoing Sections 9.8, 9.9, 9.10 and 9.11.

     9.13 Benefit Claim Procedure.

          (a) If an individual is denied any benefits (in whole or in part) to which he believes he is entitled under the Plan, he may file a claim for benefits as set forth herein. Any claim for benefits under the Plan shall be delivered in writing by the claimant to the Pension Plan Administrator designated by the Committee, by the chairperson of the Employee Benefits Committee, or the chairperson of the Verizon Claims Review Committee. The claim shall identify the benefits requested and shall include a statement of the reasons why the benefits should be granted. The Pension Plan Administrator shall grant or deny the claim. If the claim is denied in whole or in part, the Pension Plan Administrator shall give written notice to the claimant, setting forth: (i) the reasons for the denial, (ii) specific reference to pertinent Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the perfection of the claim and an explanation of why such material or information is necessary, (iv) an explanation of the Plan's claim review procedure, and (v) the time limits applicable to the Plan's claim review procedure, including a statement of the claimant's right to bring a civil action under section 502(a) of ERISA following an adverse determination upon review. The notice described in the preceding sentence shall be furnished to the claimant within a period of time not exceeding 90 days after receipt of the claim; except that such period of time may be extended, if special circumstances should require, for an additional 90 days commencing at the end of the initial 90-day period. Written notice of such an extension shall be given to the claimant before the expiration of the initial 90-day period and shall indicate the special circumstances requiring the extension and the date by which the final decision is expected to be rendered. In exercising its responsibilities pursuant to this Section 9.13, the Pension Plan Administrator shall have the discretionary power to interpret the Plan and to decide all matters arising thereunder, including the right to remedy possible ambiguities, inconsistencies, and omissions.

          (b) A claimant who has been denied a claim for benefits, in whole or in part, may, within a period of 60 days after receipt of notice thereof, request a review of such denial by filing a written notice of appeal with the Verizon Claims Review Committee (the "VCRC"). In connection with an appeal, the claimant (or his duly authorized representative) may review documents and other information relevant to the claim (copies of which shall be provided free of charge upon request) and may submit evidence and arguments in writing to the VCRC. The VCRC shall decide the


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                                                                      Article IX
     questions presented by the appeal, either with or without holding a hearing, and shall issue to the claimant a written notice setting forth:
     (i) the specific reasons for the decision, (ii) the specific reference to pertinent Plan provisions on which the decision is based, (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim, and (iv) a statement of the claimant's right to bring an action under section 502(a) of ERISA. The notice described in the preceding sentence shall be issued within a period of time not exceeding 60 days after receipt of the request for review; except that such period of time may be extended, if special circumstances (including, but not limited to, the need to hold a hearing) should require, for an additional 60 days commencing at the end of the initial 60-day period. Written notice of such an extension shall be provided to the claimant before the expiration of the initial 60-day period and shall indicate the special circumstances requiring the extension and the date by which the decision on review is expected to be rendered. The decision of the VCRC shall be final and conclusive.

          (c) Notwithstanding the foregoing provisions of this Section 9.13, the Plan shall process claims for benefits in accordance with the requirements of Department of Labor regulations section 2560.503-1.

     9.14 QDRO Procedures. A delegate of the Committee within the Verizon Human Resources Department shall establish written procedures to determine the qualified status of domestic relations orders and to administer distributions under Qualified Domestic Relations Orders. Such procedures shall be consistent with any regulations prescribed under section 206(d) of ERISA. In the case of any domestic relations order received by the Plan on or after January 1, 1985, such delegate shall promptly notify the participant and any other alternate payee (as defined in section 206(d)(3)(K) of ERISA) of the receipt of such order and the procedures for determining the qualified status of domestic relations orders. Within a reasonable period after receipt of such order, the Committee's delegate shall determine whether such order is qualified and shall notify the participant and each alternate payee of such determination. During any period in which the qualified status of a domestic relations order is being determined (by the Committee's delegate, by a court, or otherwise), the Committee's delegate shall direct the Trustee to account separately for the amounts that would have been payable to each alternate payee if the order had been determined to be a Qualified Domestic Relations Order. If within 18 months of the receipt of the order, the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Committee's delegate shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. If within 18 months of the receipt of the order, it is determined that the order is not qualified, or the issue as to whether the order is qualified is not resolved, then the Committee's delegate shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is qualified that is made after the close of the 18-month period shall be applied prospectively only.

     9.15 Service in Multiple Fiduciary Capacities. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan in accordance with section 402(c)(1) of ERISA.

     9.16 Assistance Following Change in Control. After the date on which a Change in Control occurs under Article XI-A, any participant or beneficiary may apply to the trustee


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article IX
of the GTE Benefits Protection Trust for assistance (which may include without limitation legal counsel and the institution of litigation) in enforcing his rights and pursuing any claims he might have under the terms of the Plan; provided that any participant or beneficiary who applies for such assistance shall be subject to and bound by any limitations and conditions that said trustee may impose. No participant or beneficiary shall be required to notify or seek the assistance of said trustee as a condition of or prerequisite to the filing of a claim under Section 9.13 or any other action that might be taken by or on behalf of the participant or beneficiary in order to enforce his rights or pursue his claims under the Plan, and the fees, expenses and costs that the participant or beneficiary may incur in connection with any such other action shall not be the responsibility of the GTE Benefits Protection Trust or the trustee thereof.





-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article IX

                                    ARTICLE X

                       COSPONSORSHIP OF PLAN BY AFFILIATES
                        AND MERGERS WITH AFFILIATE PLANS

     10.1 Cosponsorship of Plan by Affiliates. Any Affiliate may join in this Plan as a cosponsor with the approval of an officer of the Company, an Authorized Individual, or any Human Resources officer (vice president or above) of Verizon. A list of the Affiliates that have become cosponsors of the Plan pursuant to this Section 10.1, together with the respective effective dates of their cosponsorship, shall be maintained by the Committee. Notwithstanding anything in this Section 10.1 to the contrary, the following Affiliates shall not be cosponsors of the Plan: (a) Verizon Avenue, (b) BBNT related companies (including Verizon Technology Corporation, BBNT Solutions LLC, and Federal Network Systems LLC), (c) any Affiliate that is a cosponsor of the Verizon Management Pension Plan, and (d) any other Affiliate that has a benefit structure that has been designed to not include the benefits described in the Plan.

     10.2 Merger with Plan of Affiliate.

          (a) Any other pension or retirement plan, sponsored by an Affiliate, may be merged into this Plan, with this Plan as the surviving instrument, with the specific approval of the Board and, if applicable, the board of directors (or other governing body, if applicable) of the Affiliate. Thereupon, if the employer sponsoring the merged plan is an Affiliate, the Affiliate shall become a cosponsor of the Plan, included in the definition of Company hereunder. In any such case, the Plan shall remain a single plan with any and all of its assets derived from Company contributions (regardless of the entity to whose contributions such assets can be traced) available to pay the benefits of each participant and Beneficiary hereunder and any other liabilities of the Plan.

          (b) The assets of the merged plan shall be transferred to the Trustee and be assets of the Plan, and the liabilities of the merged plan shall be liabilities of the Plan.

          (c) Each participant in the merged plan shall become a participant in the Plan on the merger date, with accrued or vested benefits under the Plan equal to his accrued or vested benefits under the merged plan, and thereafter shall continue to participate in the Plan in accordance with its terms.

          (d) It is the intention, and it shall be the effect, of this Section
     10.2 that any merger of a plan into this Plan be carried out in accordance with Section 11.3.


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                       Article X

                                   ARTICLE XI

                             DURATION AND AMENDMENT

     11.1 Reservation of Right to Suspend or Terminate Plan. Except as otherwise provided herein, while it is the intention of the Company that the Plan shall remain in effect indefinitely, the Board reserves the right to suspend or terminate the Plan in whole or in part, at any time and from time to time, and for any reason whatsoever that in the Board's sole discretion appears to it to make such action advisable. For purposes of this Section 11.1, the term "Board" shall mean the Board as defined in Article II or the Board of Directors of Verizon.

     11.2 Reservation of Right to Amend Plan. Except as otherwise provided herein, the Plan may be amended in accordance with the procedures set forth in this Section 11.2. The Board by duly adopted written resolution or by unanimous written consent may modify or amend the Plan in whole or in part, prospectively or retroactively, at any time and from time to time. The Board by duly adopted written resolution or by unanimous written consent may delegate the power to so modify or amend the Plan to one or more officers or employees of the Company or Verizon, subject to such conditions as the Board may in its sole discretion impose. (The Board has delegated to the most senior Human Resources officer of Verizon the authority to amend the Plan in all respects, except for material plan amendments that would alter the basic pension formula and that would have a material impact on the funding of the Plan.) Notwithstanding the foregoing, and without the necessity of a delegation of authority from the Board, the Chief ERISA Counsel of Verizon may adopt any amendment or modification to the Plan that is, in the opinion of such Chief ERISA Counsel, necessary or appropriate to comply with applicable laws and regulations, including without limitation ERISA and the Code. The Plan also may be amended in accordance with the procedures set forth in Sections 4.10 and Section 4A.5(c) or any Schedule. Individuals with authority to amend may take all actions necessary or appropriate to implement or effectuate any amendment or modification to the Plan described herein. Any modification or amendment of the Plan by one or more such individuals (including without limitation the Chief ERISA Counsel) shall be adopted by a written instrument executed by such individual or individuals. Notwithstanding the foregoing, no amendment shall reduce any benefit, that is accrued or treated as accrued under section 411(d)(6) of the Code, of any participant, or the percentage (if any) of such benefit that is vested, on the later of the date on which the amendment is adopted or the date on which the amendment becomes effective. For purposes of this Section 11.2, the term "Board" shall mean the Board as defined in Article II or the Board of Directors of Verizon.

     11.3 Transactions Subject to Code Section 414(l). Except as otherwise provided herein, the Plan may be merged into or consolidated with another plan, and its assets or liabilities may be transferred to another plan. However, to the extent that section 401(a)(12) or 414(l) of the Code is applicable and in accordance therewith, no such merger, consolidation, or transfer shall be consummated unless each Employee, Retired Employee, former Employee, and Beneficiary under the Plan would, if the resulting plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer, if the Plan had then terminated; provided that the foregoing provisions of this Section 11.3 shall not apply if such alternative requirements as may be imposed by the regulations under section 414(l) of the Code are satisfied. For purposes of the preceding sentence, the benefit of an Employee, Retired Employee, former Employee, or


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article XI

Beneficiary upon the deemed termination of a plan shall be determined without regard to any requirement under Title IV of ERISA or otherwise that (a) the employer or any other person make additional contributions to the plan in connection with its termination, or (b) any assets of the plan attributable to employee contributions remaining after satisfaction of all liabilities described in section 4044(a) of ERISA be distributed to participants pursuant to section 4044(d)(3) of ERISA. Any liability transferred from the Plan to another plan pursuant to this Section 11.3 shall result in the extinguishment of such liability hereunder immediately upon such transfer, and no benefit previously payable under the Plan on account of such liability shall be payable under the Plan following such transfer.












-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article XI

                                  ARTICLE XI-A

                          CHANGE IN CONTROL PROVISIONS

     11A.1 Change in Control On or After January 1, 2002. The following provisions are effective for events occurring on or after January 1, 2002:

          (a) Definitions. The following definitions apply for purposes of this
     Section 11A.2:

               (i) "Change in Control" means the following:

                    (A) For purposes of the Plan, and except as provided in
               paragraph (B) hereof, a Change in Control shall occur if:

                         (I) Any Person becomes a beneficial owner (as
                    determined under Rule 13d-3 under the Securities Exchange
                    Act), or has the right to acquire beneficial ownership within 60 days, through tender offer or otherwise, of shares of one or more classes of stock of Verizon representing 20% or more of the total voting power of Verizon's then outstanding voting stock;

                         (II) Verizon and any Person consummate a merger,
                    consolidation, reorganization, or other business combination ("Business Combination"); or

                         (III) The Board of Directors of Verizon adopts
                    resolutions authorizing the liquidation or dissolution, or sale to any Person of all or substantially all of the assets of Verizon.

                    (B) Notwithstanding the provisions of paragraph (A) hereof, a Change in Control shall not occur if:

                         (I) The voting stock of Verizon outstanding immediately
                    before the consummation of the transaction will represent no less than 45% of the combined voting power entitled to vote for the election of directors of the surviving parent corporation immediately following the consummation of the transaction;

                         (II) Members of the Incumbent Board will constitute at
                    least one-half of the board of directors of the surviving parent corporation;

                         (III) The Chief Executive Officer or co-Chief Executive
                    Officer of Verizon will be the chief executive officer or co-chief executive officer of the surviving parent corporation; and


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article XI-A

                         (IV) The headquarters of the surviving parent
                    corporation will be located in New York, New York.

               (ii) "Change in Control Provisions" means the following provisions of the Plan: the definitions of "GTE Benefits Programs," "GTE Benefits Protection Trust," and "Original Verizon Entities, " and the parenthetical phrase in the definition of "Residual Assets" in
          Article II; Section 9.16; the words "Except as otherwise provided herein," at the beginning of each of Sections 11.1, 11.2 and 11.3; this Section 11A.1; the proviso in Section 12.2(g); Section 12.2(h); the words "Except as otherwise provided in subsection (h) thereof," at the beginning of Section 12.3; and the second sentence of Section 14.8.

               (iii) "Incumbent Board" means those persons who either (A) have been members of the Board of Directors of Verizon since June 30, 2000, or (B) are new directors whose election by the Board of Directors or nomination for election by the shareowners of Verizon was approved by a vote of at least three-fourths of the members of the Incumbent Board then in office who either were directors described in clause (A) hereof or whose election or nomination for election was previously so approved, but shall not include any director elected as a result of an actual or threatened solicitation of proxies by any Person.

               (iv) "Interested Party" means an individual, corporation, partnership, trust, estate, plan, or other entity (A) that bears a relationship to the Company or any Affiliate (as that term is defined for purposes of Section 11A.1(b) of the Plan) that would cause such individual, corporation, or other entity to be a "party in interest" (as defined in Title I of ERISA) with respect to an employee benefit plan covering employees of the Company or such Affiliate or (B) in which the Company or any such Affiliate has an interest of a nature that, if the Company or such Affiliate were a plan fiduciary, might affect the exercise of its best judgment as a fiduciary within the meaning of 29 C.F.R. ss. 2550.408b-2(e).

               (v) "Person" means any corporation, partnership, firm, joint venture, association, individual, trust, or other entity, but does not include Verizon or any of its wholly-owned or majority-owned subsidiaries, employee benefit plans or related trusts.

               (vi) "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

          (b) Plan Transactions Following Change in Control. Notwithstanding the provisions of Article XI, and except as otherwise provided in this Section 11A.1(b) or in Section 12.2(h), for the five-year period beginning on the date on which a Change in Control occurs, there shall be no:

               (i) merger or consolidation of the Plan with any other plan;

               (ii) amendment or other modification of the benefit formula or any other provision of the Plan that would have the effect of reducing future benefit


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article IX-A
          accruals or retirement subsidies under the Plan (including without limitation benefits that have been or otherwise would be accrued or earned before or after the amendment or other modification), except to the extent that such amendment or other modification is required by law or is required to preserve the qualification of the Plan under section 401(a) of the Code; or

               (iii) reversion, withdrawal, removal, transfer out of the Plan, or other use or inurement for the benefit of the Company, any Affiliate or any other Interested Party, of assets of the Plan (except for distributions or other applications of assets of the Plan to provide benefits under the Plan to Plan participants or beneficiaries, to defray the reasonable expenses of Plan administration, or to return a contribution to the Company to the extent that a deduction in respect of the contribution is disallowed, as provided in section 403(c)(2)(C) of ERISA), whether or not such assets of the Plan constitute surplus, excess or residual assets, and whether or not such reversion, withdrawal, removal, transfer, or other use or inurement is permitted by law (including, without limitation, section 401(a) and the other plan qualification provisions of the Code), as amended from time to time.

     The provisions of this Section 11A.1(b) shall not prohibit any action described in subsections (i) through (iii) of this Section 11A.1(b), above,
     (w) that, before the date on which a Change in Control occurs, is specifically authorized or approved (or, in the case of an amendment or modification of the Plan, is adopted) by the Board, (x) to which the Company or the Plan has become contractually committed before the date on which a Change in Control occurs, (y) that is necessary or appropriate to enter into, to effectuate, or to implement a Corporate Transaction (as defined below) or a Plan Transaction (as defined below), or (z) that applies to the Plan (or any portion thereof) when the Plan (or such portion of the Plan) is not maintained by the Company. For purposes of this subsection, a 'Corporate Transaction' means any transaction or arrangement between the Company or a Related Entity (as defined below) and a party other than the Company or a Related Entity that alters the size, organization, or operation of all or part of any business conducted by the Company or a Related Entity, including but not limited to a merger or acquisition, a sale, spin-off, or other disposition, the formation or implementation of a joint venture, or the formation or implementation of an out-sourcing, employee-leasing, or shared-services arrangement; a 'Plan Transaction' means a transaction described in subsection (i) of this
     Section 11A.2(b), above, if, immediately after such transaction, the Plan and any other plan that results from such transaction, or to which a transfer or spin-off is made pursuant to such transaction, are sponsored by the Company or a Related Entity; and a 'Related Entity' means any entity that, pursuant to section 414(b) or (c) of the Code, is treated as part of a single employer that also includes the Company.

     For purposes of this Section 11A.1(b), the definition of 'Affiliate' in
     Article II shall be revised by ascribing to the terms 'controlled group of corporations' and 'common control,' as used in that definition, the meaning that would be ascribed to those terms if the phrase 'more than 50 percent' were substituted for the phrase 'at least 80 percent' in each place the latter phase appears in section 1563(a) of the Code.

          (c) Plan Amendments Following Change in Control Notwithstanding the provisions of Article XI or the foregoing provisions of this Article XI-A or any other provision of the Plan to the contrary, for the five-year period beginning on the date on which a Change in Control occurs, (i) the Change in Control Provisions may not in


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article XI-A
     any way be amended, modified, or suspended, directly or indirectly, and
     (ii) no other provision of the Plan may be amended, modified or suspended, directly or indirectly, in a manner that would alter the meaning or operation of the Change in Control Provisions or that would undermine or frustrate their purposes (including any amendment, modification or suspension (A) that results, directly or indirectly, from a transaction or event described in Section 11A.1(b), or (B) that is made during such five-year period or made subsequently and made retroactively effective for any period of time preceding the expiration of such five-year period, but excluding any amendment, modification or suspension (x) that is required in order to consummate or to give effect to an action described in Section 11A.1(b)(i) through (iii), and that satisfies the requirements set forth in clause (w), (x), (y), or (z) of Section 11A.1(b), (y) that is required by law, or (z) that is required to preserve the qualification of the Plan under section 401(a) of the Code). The Change in Control Provisions may be amended or suspended at any time before the date on which a Change in Control occurs. Notwithstanding any other provision hereof to the contrary, if, while the Change in Control Provisions are in effect, a Change in Control occurs and the Plan is terminated on a date that occurs within the five-year period beginning on the date on which the Change in Control occurs, then (I) the Change in Control Provisions shall remain in effect and shall not thereafter be amended, modified or suspended and (II) nothing whatsoever shall prevent the fulfillment of the requirements and taking of the actions set forth in Section 12.2(h) in accordance with the provisions thereof, whether within, or following the expiration of, the five-year period beginning on the date on which the Change in Control occurs.

          (d) Scope of Change in Control Provisions. Notwithstanding any Plan provisions to the contrary, the Change in Control Provisions of this
     Section 11A.1 shall apply only to participants who as of the date on which a Change in Control occurs are active employees of the Company or an Affiliate, or beneficiaries of such participants.

     11A.2 Change in Control Before January 1, 2002. Notwithstanding any provision in the Plan to the contrary, the change in control provisions that were in effect under the Products Plan as of the change in control that occurred on May 18, 1999 shall continue to apply through May 18, 2004 with respect to individuals who were participants or beneficiaries in the Products Plan on May 18, 1999.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article XI-A

                                   ARTICLE XII

                        DISTRIBUTION OF THE PENSION FUND
                          UPON TERMINATION OF THE PLAN

     12.1 Vesting on Plan Termination. In case of a termination or partial termination of the Plan, the rights of all affected Employees, Retired Employees, and Beneficiaries to benefits accrued under the Plan to the date of such termination or partial termination, to the extent then funded, shall be nonforfeitable.

     12.2 Allocation of Assets on Plan Termination. Upon termination of the Plan, the Committee shall allocate the Pension Fund in accordance with the following priority schedule, after providing for reasonable Plan administration expenses:

          (a) First, there shall be paid any portion of a participant's accrued benefits derived from any non-mandatory contributions by him to the Plan;

          (b) Second, there shall be paid any portion of a participant's accrued benefits derived from any mandatory contributions by him to the Plan;

          (c) Third, there shall be allocated to (i) the Pension of each Retired Employee (or Beneficiary) that was being paid on the date three years prior to the date of termination, and (ii) the Pension of each Employee (or former Employee or Beneficiary) that would have been in pay status three years prior to the date of termination if the Employee or former Employee had Retired prior to such earlier date and if his Pension had commenced (in the normal form of annuity under the Plan) as of the beginning of such three-year period, an amount that is sufficient to provide such Pension, payable from the date of termination based on the provisions of the Plan as in effect during the five-year period ending on such date and under which the Pension was or would have been the least;

          (d) Fourth, there shall be allocated to each Pension an amount that together with any amount allocated under subsection (c), above, is sufficient to provide the portion of the Pension that is guaranteed by the Pension Benefit Guaranty Corporation, as provided under Title IV of ERISA (without regard to sections 4022(b)(5) and 4022(b)(6) thereof);

          (e) Fifth, there shall be allocated to each Pension an amount that together with any amounts allocated under subsections (c) and (d), above, is sufficient to provide each such Pension, to the extent it is nonforfeitable;

          (f) Sixth, there shall be allocated to each Pension the amount that together with any amounts allocated under subsections (c) through (e), above, is sufficient to provide the accrued Pension on the date of the termination;

          (g) Seventh, after all liabilities of the Plan have been satisfied, any Residual Assets shall be distributed to the Company, except as otherwise required by section 4044(d)(3)(A) of ERISA, and provided that the date of the Plan termination does not occur within the five-year period beginning on the date on which a Change in Control occurs under Article XI-A.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XII

          (h) If the date of the Plan termination occurs within the five-year period beginning on the date on which a Change in Control occurs under
     Article XI-A, then the Residual Assets shall not be distributed to the Company (except to the limited extent provided in the GTE Benefits Protection Trust), and instead shall be applied in accordance with paragraph (i) or (ii) of this subsection (h), whichever is applicable.

               (i) If the GTE Benefits Protection Trust is in effect on the first day on which all liabilities of the Plan are satisfied or on any date within 30-calendar days thereafter, the Residual Assets shall be transferred directly from the Pension Fund to the GTE Benefits Protection Trust and shall be applied in accordance with the provisions of the GTE Benefits Protection Trust. The direct transfer of the Residual Assets shall be effected at the earliest practicable time (and in any event not later than 30 calendar days) after the satisfaction of all liabilities of the Plan, and shall be effected automatically and directly by the Trustee without the necessity of further action by the Board, the Company, any officer or employee of the Company, or any other party.

               (ii) If the GTE Benefits Protection Trust is not in effect on the first day on which all liabilities of the Plan are satisfied or on any date within 30-calendar days thereafter, the "Net Residual Assets" (as defined in the GTE Benefits Protection Trust as last in effect prior to the date on which the Change in Control occurs) shall be applied directly and at the earliest practicable time for the exclusive purpose of providing benefits to participants and beneficiaries under the GTE Benefits Programs pursuant to the terms thereof and defraying the reasonable expenses of providing such benefits. The Net Residual Assets shall be so applied in the manner and in accordance with the priorities specified in the applicable provisions of the GTE Benefits Protection Trust as last in effect prior to the date on which the Change in Control occurs; provided, however, that if the GTE Benefits Protection Trust is not established prior to the date on which the Change in Control occurs, such application of the Net Residual Assets shall be made (and "Net Residual Assets" shall be defined) in the manner last designated in writing by the Committee after August 6, 1987, but prior to the date on which the Change in Control occurs; and provided further that, if the Committee fails to make such a designation after August 6, 1987, and prior to the date on which the Change in Control occurs, the Net Residual Assets shall be applied directly and at the earliest practicable time for the exclusive purpose of providing benefits to participants and beneficiaries under the GTE Benefits Programs pursuant to the terms thereof (and defraying the reasonable expenses of providing such benefits) in the manner and in accordance with the priorities specified in the applicable provisions of the draft of the GTE Benefits Protection Trust presented to and approved by the Board of Directors of GTE Corporation on August 6, 1987, and "Net Residual Assets" shall be defined in the manner provided in such draft.

If the assets of the Pension Fund are insufficient to provide in full the amounts required under subsections (a) through (d), above, such assets shall be allocated pro rata among the Pensions described in the subsection for which the required amounts first cannot be provided in full. If the assets of the Pension Fund are insufficient to provide in full the amounts required under subsection
(e), above, the assets available for allocation under subsection (e) shall be allocated first to provide the amounts required under such subsection on the basis of the terms of the Plan as in effect at the beginning of the five-year period ending on the date of the Plan


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XII
termination. If the assets of the Pension Fund are insufficient to provide such amounts in full, the assets shall be allocated among such amounts on a pro rata basis. If the assets of the Pension Fund are sufficient to provide such amounts in full, then any remaining assets shall be allocated to provide the amounts under such subsection based on the Pensions resulting from each successive amendment during the five-year period until the available assets are insufficient to provide the amounts required under subsection (e). The assets available for allocation with respect to the Pensions resulting from the first such amendment shall be allocated on a pro rata basis.

     12.3 Provision for Pensions After Plan Termination. Except as otherwise provided in subsection (h) thereof, provision pursuant to Section 12.2 may be made, in the discretion of Verizon Corporate Services Group Inc., by the purchase of annuities or by continuing in existence any Trust Agreements or arrangements with insurance companies entered into pursuant to the Plan and making provision therefrom for Pensions, or both, or by immediate distribution from the Pension Fund, or by any combination of these means, as Verizon Corporate Services Group Inc., in its sole discretion, shall determine.

     12.4 Computation of Pensions After Plan Termination. The Pensions specified in Section 12.2 shall be computed in accordance with the provisions of Article VI, Article VI-A or the Schedules of the Plan, as applicable, except that, to the extent permitted by law, the periods of Vesting Service, Accredited Service, Net Credited Service and Pension Accrual Service used in the computation for Employees shall be regarded as ended as of the Plan termination date and only Average Annual Compensation, Net Monthly Compensation and the Cash Balance Account as of that date shall be taken into account.

     12.5 Continued Employment Not Required After Plan Termination. The payment of such Pensions shall not be contingent on an Employee's continuing in the service of the Company or any other employer after the termination of the Plan, except to the extent such service is otherwise required under the Plan to become eligible for a particular Pension or form of payment.

     12.6 Data in Company Records on Plan Termination. In all cases such Pensions shall be determined, to the extent permitted by law, on the basis of the Employee's age, Vesting Service, Accredited Service, Net Credited Service, Pension Accrual Service, Cash Balance Account and Average Annual Compensation, as applicable, as shown by the Company's records as of the Plan termination date.

     12.7 Satisfaction of Liabilities on Plan Termination. In the case of all Pensions for which provision is made for the purchase of annuities from an insurance company, the delivery of an annuity contract or certificate of the insurance company from which the annuity is purchased to each Employee, Retired Employee, former Employee, or Beneficiary to whom such Pensions are payable shall, to the extent permitted by applicable law, serve to relieve the Pension Fund from any further obligations for the payment of such Pensions. In the case of all Pensions for which provision is not made through the purchase of annuities from an insurance company, the judgment of Verizon Corporate Services Group Inc. as to the adequacy of the alternative provision shall be final to the extent permitted by applicable law. If such alternative provision made as of the Plan termination date should thereafter at any time appear, in the judgment of Verizon Corporate Services Group Inc., inadequate or more than sufficient to continue the payment of the amounts previously estimated to be payable, the remaining payments of such Pensions shall be adjusted pro rata in the order of precedence set forth in Section 12.2.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XII

     12.8 Post-1993 High-25 Distribution Restrictions. With respect to distributions that commence on or after January 1, 1994, the provisions of
Section 12.8 shall not apply and the following provisions of this Section 12.9 shall apply:

          (a) Upon the termination of the Plan, the benefit of each highly compensated employee and each highly compensated former employee (both as defined in section 414(q) of the Code) shall be limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code.

          (b) The annual payments under the Plan with respect to a participant shall not exceed the annual payments that would be made with respect to the participant under a straight life annuity that is the actuarial equivalent of his accrued benefit. The preceding sentence shall not apply to a participant for a calendar year if: (i) the participant is not among the 25 highly compensated employees and highly compensated former employees (both as defined in section 414(q) of the Code) of the Affiliates with the greatest compensation in that calendar year or any prior calendar year;
     (ii) after satisfying all benefits payable to the participant under the Plan, the value of Plan assets does not fall below 110 percent of the Plan's current liabilities (as defined in section 412(l)(7) of the Code);
     (iii) the value of the benefits payable with respect to the participant under the Plan is less than 1 percent of the value of the Plan's current liabilities (as defined in section 412(l)(7) of the Code and determined before distribution to the participant); or (iv) the value of the benefits payable with respect to the participant under the Plan does not exceed the amount described in section 411(a)(11)(A) of the Code. If the Plan is terminated while the restrictions pursuant to this subsection (b) are in effect, amounts in excess of those restrictions shall first be applied in a nondiscriminatory manner to the satisfaction of any Plan liabilities to participants who are not subject to the restrictions, and any balance remaining shall then be applied in a nondiscriminatory manner to any Plan liabilities that may be outstanding with respect to participants who are subject to the restrictions.

          (c) This Section 12.8 is intended to satisfy the requirements of Treas. Reg. ss. 1.401(a)(4)-5(b). This Section 12.8 shall not be construed in a manner that would impose limitations that are more stringent than those required by section 1.401(a)(4)-5(b) of the Treasury Regulations. If Congress should provide by statute, or the United States Treasury Department or the Internal Revenue Service should provide by regulation, ruling, or other guidance of general applicability, that the foregoing restrictions are no longer necessary for the Plan to meet the requirements of section 401(a) of the Code or any other applicable provision of the Internal Revenue Code then in effect, such restrictions shall become void and shall no longer apply, without the necessity of further amendment to the Plan.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XII

                                  ARTICLE XIII

                       INTERCHANGE OF BENEFIT OBLIGATIONS

     13.1 Interchange Agreement Permitted. Agreements may be made by the Company with Affiliates for an interchange of the obligations to which they may be subject under pension plans.

          (a) In General. These interchange agreements shall provide that:

               (i) except as otherwise determined by the plan sponsors, pension plans shall be maintained on a consistent and substantially uniform basis by all of the companies participating in such interchange agreements;

               (ii) advance provision for the payment of pensions shall be made by each company in such amounts as may be necessary to provide for and fulfill all requirements of its plan as in effect from time to time;

               (iii) service for vesting, retirement eligibility and benefit accrual of the participants under the pension plans sponsored by the companies that are parties to such agreements shall include service with all such companies;

               (iv) the transfer of the accrued benefit of any participant to this Plan under any such agreement shall not result in a reduction of such accrued benefit or the elimination of an optional form of benefit with respect to such accrued benefit which is prohibited by section 411(d)(6) of the Code and the Treasury regulations thereunder; and

               (v) an employee who is transferred from a class of employees whose service is determined on the basis of computation periods to a class of employees whose service is determined on the basis of elapsed time shall have his service under the Plan determined on a basis that is no less favorable to the employee than that described in Treasury regulations section 1.410(a)-7(f).

          (b) Special Rules for Employees Who Previously Participated in a Plan for Associate Employees of Former Bell Atlantic Companies. If an individual becomes an Employee on or after January 1, 2002 following a period of employment and participation in a defined benefit pension plan for non-management or associate employees of an Affiliate that was a Bell Atlantic Company (referred to as a "BA Associates Plan"), and the individual (y) was not employed by an Affiliate before such employment as a non-management or associate employee, and (z) has not participated in any Affiliate's defined benefit pension plan following such employment and prior to becoming an Employee, the Employee's benefits under the Plan shall be determined as described in Articles IV-A, V-A and VI-A of the Plan, subject to subsection (a) and the following:

               (i) There shall be no transfer of assets and liabilities from the BA Associates Plan and the Employee shall not have an Unconverted Annuity Benefit from his employment under the BA Associates Plan.

               (ii) If the Employee is a Transition-Eligible Employee on or after


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article XIII

          January 1, 2002, the Employee shall not be credited with Pension Accrual Service for his period of service under the BA Associates Plan for purposes of the benefit formula described in Section 6A.1(b) or otherwise.

               (iii) The formulas described in Sections 6A.1(c) and (d) shall not apply to an Employee described in this subsection (b).

          (c) Special Rules for Employees Whose Benefits are Transferred to the Plan from a Plan for Associate Employees of Former GTE Companies. If an individual becomes an Employee on or after January 1, 2002 following a period of employment and participation in a defined benefit pension plan for non-management or associate employees of an Affiliate that was a GTE Company (referred to as a "GTE Associates Plan"), and the individual (y) was not employed by an Affiliate before such employment as a non-management or associate employee, and (z) has not participated in any Affiliate's defined benefit pension plan following such employment and prior to becoming an Employee, the assets and liabilities attributable to such Employee's benefits under such GTE Associates Plan (if not previously paid in full to the Employee) shall be transferred to and shall become liabilities of the Plan. Unless provided otherwise in an agreement between the Company and the Employee's collective bargaining agent, following such transfer, the Employee's benefits under the Plan shall be determined as described in Articles IV-A, V-A and VI-A of the Plan, subject to subsection
     (a) and the following:

               (i) If the Employee is a Transition-Eligible Employee, subject to any adjustments otherwise applicable under the Plan, the Employee's benefit under Section 6A.2 or 6A.3 payable in the form of a single life annuity commencing on his Pension Commencement Date shall in no event be less than the sum of (A) the Employee's Unconverted Annuity Benefit accrued under the GTE Associates Plan, reduced for early commencement under the terms of the plan under which such benefit was accrued, as in effect on the last day of the Employee's active participation in such plan, but subject to any adjustment more favorable to the Employee as may be provided in Exhibit A for a deferred vested pension, plus (B) the benefit calculated as described in Section 6A.2(b), using only Pension Accrual Service, if any, earned for employment as an Employee, reduced for early commencement as described in Section 6A.2(b) or 6A.3(b), as appropriate.

               (ii) The formulas described in Sections 6A.1(c) and (d) shall not apply to an Employee described in this subsection (c).

          (d) Other Transfers. If a participant has a series of events involving periods of employment and transfers of benefits among this Plan, a Prior Plan or any other defined benefit pension plan maintained by an Affiliate, and the effect of such series of events on the participant's benefit is not covered under this Section 13.1, the participant's Pension shall be determined in a manner consistent with the provisions of this Section 13.1.

     13.2 Plans of Canadian Affiliates. In the event of the transfer of an Employee from this Company to the employment of an Affiliate in Canada that has a pension plan and his subsequent retirement under such circumstances that he is entitled to a pension under the pension plan of such Canadian company, he shall, in addition to such pension, be paid a


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article XIII

Pension by this Plan in accordance with the provisions hereof, on the basis of his service for benefit accrual purposes (Accredited Service or Pension Accrual Service, as applicable) earned as of the date of transfer; provided, however, that (a) his Average Annual Compensation shall include U.S. dollars equivalent to the amounts paid by the Canadian company, and the minimum pension provision in Section 6.1(c), if applicable, shall be applied only after taking account of the U.S. dollar equivalent of the pension payable under the Canadian company's plan, and (b) this provision shall apply to a Former Bell Atlantic Employee only if such transfer occurs on or after January 1, 2002.

     13.3 Mandatory Portability. This Plan shall be administered in a manner that complies with the terms of the Interchange Agreement, and in compliance with the federal statute enacted in furtherance of the Interchange Agreement.

          (a) Waiver of Portability. An Employee or former Employee who is eligible for portability under the terms of the Interchange Agreement, by reason of his current or prior period of participation in an Interchange Company Pension Plan, may waive portability in accordance with the terms of the Interchange Agreement. If the Employee or former Employee waives portability, none of the special rules in subsections (b) and (c) of this
     Section 13.3 shall apply.

          (b) Employees Transferring from an Interchange Company Pension Plan. The following provisions apply to an Employee who previously participated in an Interchange Company Pension Plan, who is employed by an Affiliate that is an Interchange Company, and who is eligible for and has not previously waived portability under the Interchange Agreement:

               (i) Prior Service Credit. If and when required by the Interchange Agreement, the Employee's Vesting Service, Net Credited Service and Pension Accrual Service (if a Transition-Eligible Employee) shall be supplemented by crediting the corresponding periods of vesting service, retirement eligibility service and pension accrual service accrued by the Employee under the Interchange Company Pension Plan in which the Employee participated prior to becoming an Employee.

               (ii) Treatment of Transferred Benefit. If and when required by the Interchange Agreement, the Interchange Company Pension Plan in which the Employee was previously a participant shall transfer to the Plan the assets and liabilities associated with the Employee's accrued benefit under the Interchange Company Pension Plan determined as described in the Interchange Agreement. If the Interchange Company Pension Plan transfers an accrued benefit expressed as a single life annuity payable at normal retirement age, the transferred benefit shall be held in the Plan as an Unconverted Annuity Benefit. If the Interchange Company Pension Plan transfers an accrued benefit expressed as a cash balance account, such account shall be treated as the Employee's opening balance in his Cash Balance Account under the Plan which shall thereafter be eligible for Pay Credits and Interest Credits in accordance with the terms of the Plan; provided, however, that Interest Credits shall be credited to the transferred cash balance account using the interest rate prescribed by the Interchange Company Pension Plan from which the cash balance account is transferred, if that interest rate would require a higher Interest Credit Percentage. This provision shall be administered in a manner


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article XIII
          that avoids duplication of benefit accrual in the combination of benefits from the two plans.

               (iii) Effect of Lump-Sum Distribution. An Employee described in this Section 13.3(b) shall not have his accrued benefit transferred from any Interchange Company Pension Plan from which he has previously received a lump-sum distribution of his accrued benefit. In such case, the Employee's Vesting Service, Net Credited Service and Pension Accrual Service (if a Transition-Eligible Employee) shall be supplemented by crediting the corresponding periods of vesting service, retirement eligibility service and pension accrual service accrued by the Employee under the Interchange Company Pension Plan in which the Employee participated prior to becoming an Employee, but only if the Employee executes a written agreement authorizing the Plan to offset the Employee's Accrued Benefit, to the extent such benefit is calculated based on Pension Accrual Service that includes the Employee's benefit accrual service under such Interchange Company Pension Plan, by the lump-sum distributed by the Interchange Company Pension Plan expressed as a single life annuity payable at normal retirement age under the terms of the Interchange Company Pension Plan. Any such service shall be credited to the Employee on the later of (A) the date on which the Employee would have been credited with such service under the Interchange Agreement had he not received the lump-sum distribution, or (B) the date on which the Employee executes the agreement described in the preceding sentence.

               (iv) Special Vesting Rules. Vesting for the portion of an Employee's benefit that is transferred from the Interchange Company Pension Plan shall be determined by using the sum of the Employee's vesting service under the Interchange Company Pension Plan plus Vesting Service subsequently earned under this Plan and then using either the vesting schedule under the Plan or the vesting schedule that was in effect under the Interchange Company Pension Plan when the individual ceased to be an active participant under that plan, whichever results in the higher vesting percentage.

          (c) Transfers of Pension Liabilities from this Plan to an Another Interchange Company Pension Plan. The following provisions apply to an Employee who previously participated in the Plan as an Employee of an Affiliate that is an Interchange Company, who is an active participant in an Interchange Company Pension Plan, and who is eligible for and has not previously waived portability under the Interchange Agreement:

               (i) Transfer of Pension Liability. If and when required by the Interchange Agreement, the assets and liabilities for the Employee's Accrued Benefit under the Plan shall be transferred to the applicable Interchange Company Pension Plan. In such event, the Employee's eligibility for a Pension or any other benefit hereunder shall cease.

               (ii) Effect of Lump-Sum Distribution. The Plan shall accept on behalf of an Employee described in this subsection (c) who received a lump-sum distribution of his vested Accrued Benefit under the Plan and subsequently becomes a participant in an Interchange Company Pension Plan that requires the individual to repay the distribution in order to be eligible for portability


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article XIII
          treatment (and offers no alternate offset provision) a repayment of the full amount of the distribution, with interest. Interest on the lump-sum distribution shall be calculated for each month, beginning with the month in which the distribution was made and ending with the month of repayment, using 1/12 of the annual PBGC immediate annuity rate in effect for January of the year in which such month occurs. The distribution shall be repaid in a lump-sum payment, within 12 months of the date on which the individual is notified by the Plan of the amount of the repayment, in whole or in part as a rollover from a conduit IRA, with any remaining portion payable in after-tax dollars. Within 12 months of receiving the repayment, the Plan shall transfer to the Interchange Company Pension Plan the greater of (A) the amount of the repayment or (B) the amount that would have been transferred under the Interchange Agreement had the individual never received a distribution, and the individual's eligibility for a pension under the plan shall cease. Except as provided in this subsection, there shall be no transfer of assets and liabilities from this Plan to the subsequent Interchange Company Pension Plan for an individual who has received a lump-sum distribution of his Accrued Benefit under the Plan.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article XIII

                                   ARTICLE XIV

                               GENERAL PROVISIONS

     14.1 No Employment Rights Conferred. Neither the action of the Company establishing this Plan nor any action taken by the Company under the Plan shall be construed as giving to any Employee a right to be retained in the service of the Company.

     14.2 Integration Clause. No Employee, Retired Employee, former Employee, Beneficiary, or any other person shall be entitled to or have any vested right in or claim to a Pension under the Plan, except as expressly provided herein.

     14.3 Incapacity of Recipient. Pension payments to a Retired Employee or a Beneficiary unable to execute a proper receipt therefor may be made to a relative or other person, selected by the Committee, for the benefit of the Retired Employee or the Beneficiary, and the receipt executed by such person shall discharge the obligations of the Plan and the Committee to such Retired Employee or Beneficiary and anyone claiming through either of them.

     14.4 ERISA Fiduciary Duties. Nothing in the Plan shall relieve or be deemed to relieve any Plan fiduciary from any responsibility, obligation, or duty imposed by or under ERISA.

     14.5 Compliance with State and Local Law. The provisions of this Plan relating to an Employee's age of Retirement shall not be applied in circumstances that would cause such provisions to be in violation of applicable state or local law. In such circumstances, the Employee Benefits Committee as Plan administrator shall modify the application of such provisions to the extent necessary to comply with applicable state or local law, but only to the extent such laws are not preempted by federal law.

     14.6 Usage. Words in the masculine gender shall include the feminine gender and the plural shall include the singular unless the context indicates otherwise.

     14.7 Titles and Headings. The titles to Articles and the headings of Sections, subsections, paragraphs, and subparagraphs in this Plan are placed herein for convenience of reference only and, as such, shall be of no force or effect in the interpretation of the Plan.

     14.8 Severability Clause. In the event any provision of the Plan is held to be in conflict with or in violation of any state or federal statute, rule, or decision, all other provisions of this Plan shall continue in full force and effect. In the event that the making of any payment or the provision of any other benefit required under the Plan is held to be in conflict with or in violation of any state or federal statute, rule, or decision or otherwise invalid or unenforceable, such conflict, violation, invalidity, or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and in the event that the making of any payment in full or the provision of any other benefit required under the Plan in full would be in conflict with or in violation of any state or federal statute, rule or decision or otherwise invalid or unenforceable, then such conflict, violation, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be in conflict with or in violation of any state or federal statute, rule or decision or otherwise invalid or unenforceable, and the maximum payment or


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article XIIV
benefit that would not be in conflict with or in violation of any state or federal statute, rule or decision or otherwise invalid or unenforceable, shall be made or provided under the Plan.

     14.9 Certain Military Service. Notwithstanding any provision of this Plan to the contrary, for reemployments initiated on or after December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Article XIIV

                                   ARTICLE XV

                             TOP-HEAVY REQUIREMENTS

     15.1 In General. This Article XV shall apply only if the Plan is Top-Heavy, as defined below. If, as of any Determination Date, as defined below, the Plan is Top-Heavy, the provisions of Section 15.4, below, shall take effect as of the first day of the Plan Year next following the Determination Date and shall continue to be in effect until the first day of any subsequent Plan Year following a Determination Date as of which it is determined that the Plan is no longer Top-Heavy.

     15.2 Definitions. For purposes of this Article XV, the following definitions shall apply, and shall be interpreted in accordance with the provisions of section 416 of the Code and the regulations thereunder:

          (a) "Aggregation Group" means a group of Verizon Plans consisting of each Verizon Plan in the Required Aggregation Group and each other Verizon Plan selected by the Committee for inclusion in the Aggregation Group that would not, by its inclusion, prevent the group of Verizon Plans included in the Aggregation Group from continuing to meet the requirements of sections 401(a)(4) and 410 of the Code.

          (b) "Average Compensation" means the participant's average Compensation, as defined in Section 15.2(c), below, for the period of consecutive years (not exceeding 5) during which the participant had the greatest aggregate Compensation from the Company, excluding (i) years ending before 1984, and (ii) years commencing after the last Top-Heavy Year, and adjusted, in accordance with section 416(c)(1)(D)(ii) of the Code, for years not included in a year of Vesting Service.

          (c) "Compensation" means compensation for a calendar year within the meaning of section 415 of the Code and the regulations thereunder, but shall not exceed the annual compensation limit in effect for the calendar year under section 401(a)(17) of the Code.

          (d) "Determination Date" means the December 31 immediately preceding the Plan Year for which the determination is made.

          (e) "Verizon Plan" means any stock bonus, pension, or profit-sharing plan of the Company and the Affiliates intended to qualify under section 401(a) of the Code.

          (f) "Key Employee" means any employee of the Company and the Affiliates who satisfies the criteria set forth in section 416(i)(1) of the Code. For purposes of determining who is a Key Employee, "compensation" shall mean "compensation" as defined in section 415 of the Code and the regulations thereunder.

          (g) "Required Aggregation Group" means one or more Verizon Plans comprising each Verizon Plan in which a Key Employee is a participant and each Verizon Plan that enables any Verizon Plan in which a Key Employee is a participant to meet the requirements of section 401(a)(4) or 410 of the Code.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article XV

          (h) "Top-Heavy" means that the Plan is included in an Aggregation Group under which, as of the Determination Date, the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans in the Aggregation Group and the aggregate of all accounts of Key Employees under all defined contribution plans in the Aggregation Group exceeds 60 percent of the analogous sum determined for all employees. The determination of whether the Plan is Top-Heavy shall be made in accordance with section 416(g)(2)(B) of the Code and the regulations thereunder.

          (i) "Top-Heavy Ratio" means the percentage calculated in accordance with Section 15.2(h) hereof and section 416(g)(2) of the Code and the regulations thereunder.

          (j) "Top-Heavy Year" means a Plan Year for which the Plan is Top-Heavy.

Unless otherwise specified herein, other terms in this Article XV have the respective meanings ascribed thereto by the other provisions of the Plan.

     15.3 Determination of Top-Heavy Ratio. In determining the Top-Heavy Ratio with respect to any Plan Year, the following rules shall apply:

          (a) The accrued benefit of any current participant shall be calculated, as of the most recent valuation date that is within a 12-month period ending on the Determination Date, as if the participant had voluntarily terminated employment as of such valuation date. Such valuation date shall be the same valuation date used for computing plan costs for purposes of the minimum funding provisions of section 412 of the Code. Unless, as of the valuation date, the Plan provides for a nonproportional subsidy, the present value of the accrued benefit shall reflect a Pension commencing at age 65 (or attained age, if later). If, as of the valuation date, the Plan provides for a nonproportional subsidy, the Pension shall be assumed to commence at the age at which the Pension is most valuable.

          (b) The present value of such accrued benefit shall be calculated by multiplying the accrued benefit by the appropriate factor in the following table based on the participant's age as of the Determination Date:

================================================================================
               Deferred Annuity                                 Deferred Annuity
Age            Factor to Age 65                Age              Factor to Age 65
================================================================================
19                   0.36752                    45                   2.18380
--------------------------------------------------------------------------------
20                   0.39337                    46                   2.34220
--------------------------------------------------------------------------------
21                   0.42104                    47                   2.51265
--------------------------------------------------------------------------------
22                   0.45067                    48                   2.69619
--------------------------------------------------------------------------------
23                   0.48240                    49                   2.89392
--------------------------------------------------------------------------------
24                   0.51637                    50                   3.10709
--------------------------------------------------------------------------------
25                   0.55274                    51                   3.33707
--------------------------------------------------------------------------------
26                   0.59169                    52                   3.58536
--------------------------------------------------------------------------------
27                   0.63340                    53                   3.85366
--------------------------------------------------------------------------------
28                   0.67806                    54                   4.14383
--------------------------------------------------------------------------------
29                   0.72589                    55                   4.45797
--------------------------------------------------------------------------------
30                   0.77713                    56                   4.79844
--------------------------------------------------------------------------------
31                   0.83202                    57                   5.16786
--------------------------------------------------------------------------------
32                   0.89084                    58                   5.56923
--------------------------------------------------------------------------------
33                   0.95388                    59                   6.00589
--------------------------------------------------------------------------------
34                   1.02145                    60                   6.48169
--------------------------------------------------------------------------------
35                   1.09389                    61                   7.00098
--------------------------------------------------------------------------------
36                   1.17156                    62                   7.56874
--------------------------------------------------------------------------------
37                   1.25486                    63                   8.19069
--------------------------------------------------------------------------------
38                   1.34422                    64                   8.87343
--------------------------------------------------------------------------------
39                   1.44010                    65                   9.62458
--------------------------------------------------------------------------------
40                   1.54301                    66                   9.41000
--------------------------------------------------------------------------------
41                   1.65348                    67                   9.19088
--------------------------------------------------------------------------------
42                   1.77212                    68                   8.96748
--------------------------------------------------------------------------------
43                   1.89957                    69                   8.73999
--------------------------------------------------------------------------------
44                   2.03654                    70                   8.50892
================================================================================

          (c) The Plan shall be aggregated with all Verizon Plans included in the Aggregation Group.

     15.4 Top-Heavy Minimum Benefits.

          (a) In any Top-Heavy Year, each participant shall be entitled to the greater of:

               (i) the Pension he otherwise is entitled to under the Plan, or

               (ii) an annual benefit that, when expressed as a Pension commencing at his Normal Retirement Date (with no ancillary benefits), is equal to 2 percent of the participant's Average Compensation for each of the participant's first 10 years of Accredited Service (or Pension Accrual Service) after 1983 during which the Plan is Top-Heavy.

     The annual benefit described in paragraph (ii), above, shall not be adjusted to take into account the availability of preretirement death benefits under the Plan.

          (b) A participant who has completed at least 3 years of Vesting Service and

-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article XV
     who is credited with an Hour of Service in a Top-Heavy Year shall have a nonforfeitable right to his accrued benefit.

          (c) For each Top-Heavy Year, the Annual Compensation of each participant taken into account under the Plan for all Plan Years (including Plan Years before the first Top-Heavy Year) shall not exceed his "Compensation" (as defined in Section 15.2(c)); provided that any benefits accrued before a Top-Heavy Year (determined without regard to any Plan amendments adopted after the end of the Plan Year next preceding the Top-Heavy Year) shall not be reduced as a result of the application of this subsection (c).

          (d) The benefit required by Section 15.4(a) and vested pursuant to the provisions of Section 15.4(b) shall not be forfeitable under provisions that otherwise would be permitted by section 411(a)(3)(B) (relating to suspension of benefits upon reemployment) or 411(a)(3)(D) (relating to forfeitures upon withdrawal of mandatory contributions) of the Code.

          (e) The Plan shall meet the requirements of this Section 15.4 without taking into account, in accordance with section 416(e) of the Code, contributions or benefits under chapter 21 of the Code (relating to the Federal Insurance Contributions Act), Title II of the Social Security Act, or any other federal or state law.

          (f) The requirements of this Section 15.4 shall not apply with respect to any employee included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more Affiliates if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the Affiliate.

     15.5 Termination of Top-Heavy Status. If, for any Plan Year after a Top-Heavy Year, the Plan is no longer Top-Heavy, the provisions of Section 15.4, above, shall not apply with respect to such Plan Year; provided that

          (a) the accrued benefit of any participant shall not be reduced on account of the operation of this Section 15.5;

          (b) each participant shall remain fully vested in any portion of the participant's accrued benefit that was fully vested before the Plan ceased to be Top-Heavy; and

          (c) any participant who was a participant in a Top-Heavy Year and who has completed at least 3 years of Vesting Service as of the first day of the Plan Year in which the Plan is no longer Top-Heavy may elect to remain subject to the provisions of Section 15.4(b).

     15.6 Interpretation. This Article XV is intended to satisfy the requirements imposed by section 416 of the Code and shall be construed in a manner that will effectuate this intent. This Article XV shall not be construed in a manner that would impose requirements that are more stringent than those imposed by section 416 of the Code.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Article XV

                                   ARTICLE XVI
                  2001 QUALIFIED INVOLUNTARY SEPARATION PROGRAM

     16.1 Purpose. This Article XVI is intended to provide Employees with additional benefits in light of the Company's need to reorganize due to the recent merger of GTE Corporation and Bell Atlantic Corporation. In general, this
Article XVI provides additional retirement benefits to Eligible Participants who receive a Notice of Discharge between January 1, 2001, and December 31, 2001, inclusive. The additional benefits provided under this Article XVI, calculated in the form of a lump sum, shall serve as an offset to any benefits paid under an Executive Severance Agreement.

     16.2 Definitions. The following capitalized terms, when used in this
Article XVI, shall have the following meanings, notwithstanding any different definitions of such terms elsewhere in the Plan.

          (a) "Company" means GTE Products of Connecticut Corporation or any other Affiliate that cosponsored the Products Plan.

          (b) (i) "Eligible Participant" means a current participant in the Products Plan on the date Notice of Discharge is received who is:

               (A) on the participant's Separation Date, an Employee of the Company; or

               (B) on the participant's Separation Date,

                    (I) receiving workers' compensation benefits or on
               short-term disability, but not receiving a Disability Pension (as defined in the Plan or the Products Plan), and

                    (II) whose last employment in an employer-employee
               relationship before he commenced receiving workers' compensation benefits or before his short-term disability was in a capacity described in subparagraph (A); or

                    (C) (I) on a leave of absence with a right to return to
               employment of like status or like pay pursuant to Company policy or return to employment pursuant to federal or state law on the participant's Separation Date, and

                    (II) whose last employment in an employer-employee
               relationship before his leave of absence commenced was in a capacity described in subparagraph (A).

          (ii) Notwithstanding the foregoing, the following individuals shall not be Eligible Participants:

                    (A) participants who are mandatorily retired pursuant to
               Section 5.2 or 5A.1(b) (or any similar provision of the Products
               Plan);


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XVI

                    (B) temporary Employees who have not been in active service past the first anniversary of their date of hire;

                    (C) participants who are receiving or who cease to be
               entitled to receive long-term disability benefits under a long-term disability plan maintained by the Company or an Affiliate;

                    (D) Ameritech Transferred Employees, as defined in Schedule
               XXIV of the Verizon Management Pension Plan; and

                    (E) Employees of Verizon Wireless referenced in Schedule
               XXXI of the Verizon Management Pension Plan.

          (c) "ISEP" means the 2001 Qualified Involuntary Separation Program provided for in this Article XVI.

          (d) "Modified Average Annual Compensation" means a Special Separatee's Average Annual Compensation as determined under the Plan or the Products Plan in which the Eligible Participant was participating immediately prior to his Separation Date, but based on the Special Separatee's rate of compensation for the 36 consecutive months of employment during which he was compensated at the highest rates of pay. For purposes of this Article XVI, Modified Average Annual Compensation shall include awards under the Management Incentive Plan, the International Team Incentive Program, and the GTE Investment Management Corporation Incentive Plan, but shall not include awards under the Executive Incentive Plan.

          (e) "Notice of Discharge" means a written notice that the Company issues an Eligible Participant informing the Eligible Participant that he will be involuntarily discharged for a reason other than cause and which is received by the participant between January 1, and December 31, 2001, inclusive.

          (f) "Qualified Separation Date" means the participant's Separation Date (between January 1, and December 31, 2001, inclusive, or such later date as may be related to the Notice of Discharge received by the participant). A participant's Separation Date shall be determined by the participant's last day of active employment with the Company regardless of any accrued and unused vacation or banked vacation that may be taken into account under Section 16.5(d).

          (g) "SEP Annuity" means an annuity that is the actuarial equivalent of the SEP Lump Sum. For purposes of determining the SEP Annuity, actuarial equivalence shall be determined by using the Special Separatee's actual age and whichever assumptions specified in Section 16.5(c)(i) would provide the greater lump sum if an annuity were being converted to an actuarially equivalent immediate lump sum payment.

          (h) "SEP Lump Sum" means a fixed amount (regardless of when paid) equal to the lesser of:

               (i) The greater of:

                    (A) 0.1 multiplied by the Special Separatee's Modified
               Average Annual Compensation, or


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XVI

                    (B) the Special Separatee's Modified Average Annual
               Compensation multiplied by the sum of:

                         (I) 0.037 multiplied by the Special Separatee's
                    Accredited Service under the Products Plan (Pension Accrual Service under the Plan, if the Separation Date occurs after December 31, 2001), not in excess of 10 years, and

                         (II) 0.047 multiplied by the Special Separatee's
                    Accredited Service under the Products Plan (Pension Accrual Service under the Plan, if the Separation Date occurs after December 31, 2001), in excess of 10 years; or

               (ii) 1.2 multiplied by the Special Separatee's Modified Average Annual Compensation; provided, however, that, for a Special Separatee who receives a Notice of Discharge on or after October 1, 2001 and before January 1, 2002 and who is not an employee of any of the Verizon entities that are involved with directory services, including but not limited to Verizon Information Services Inc., Verizon Directory Services Inc., Verizon Yellow Pages Company, National Telephone Directory Company, Penn-Del Directory Company, and Chesapeake Directory Sales Company, the amount described in this paragraph (ii) shall not be less than $75,000.

     Notwithstanding the foregoing, the SEP Lump Sum shall be reduced by any amount required to be paid by the Company or an Affiliate in connection with the Employee's separation from service pursuant to foreign law to the extent that the Employee's Pension under the Plan has not been reduced by such amount pursuant to Section 6.1(d)(ii) or 6A.1(e)(ii) (or any similar provision of the Products Plan).

     Notwithstanding the foregoing, the SEP Lump Sum shall be equal to 50% of the amount determined pursuant to the preceding provisions of this Section 16.2(h) unless the Special Separatee (or, if Section 16.5(f) applies following the Special Separatee's death, the Special Separatee's personal representative):

               (i) executes a release in a form satisfactory to the Company (and returns such release as instructed on the release or related materials, such as a cover letter or highlights booklet)

                    (A) prior to the Separation Date, or

                    (B) if later, prior to the expiration of 21 days in the case of an individual separation or 45 days in the case of a group separation, as determined by the Company, after the date the release is received by the Special Separatee, and

               (ii) does not subsequently revoke the release in accordance with the terms of such release.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XVI

          (i) "Separates" means to separate from employment with the Company and its Affiliates no later than the Eligible Participant's Qualified Separation Date and in accordance with the terms and conditions of the ISEP.

          (j) "Separation Date" means the date that a Special Separatee Separates under the ISEP.

          (k) "Special Separatee" means an Eligible Participant who has received a Notice of Discharge and Separates under the ISEP pursuant to this Article XVI.

Each other capitalized term used in this Article XVI shall have the meaning given to such term elsewhere in the Plan.

     16.3 Temporary and Limited Application of This Article.

          (a) This Article XVI is not intended to constitute a permanent part of the Plan, but is of temporary duration and limited applicability. The sole purpose of this Article XVI is to provide a special basis for the computation of the Pension payable to a Special Separatee. This Article XVI shall not affect, or be taken into account in determining, the Pension or any other benefit under the Plan or the Products Plan of any Employee other than a Special Separatee.

          (b) Immediately after the latest Separation Date of any Eligible Participant described in this Article XVI, this Article XVI shall be deemed to be deleted from the Plan automatically, without the necessity of any further amendment to the Plan or any other action by the Board or any other party, and this Article XVI shall thereafter have no further force or effect. After it has ceased to be effective and has been deemed to be deleted from the Plan, this Article XVI shall continue to apply in determining the right to a Pension with respect to each Special Separatee and the computation of such Pension.

          (c) The ISEP is neither voluntary nor elective. No Eligible Participant may elect to Separate or decline to Separate under the ISEP. An Employee may be required to Separate under the ISEP. Notwithstanding the foregoing, an Eligible Participant's decision to execute a release in accordance with Section 16.2(h) shall be voluntary and elective.

     16.4 Computation of the Pension Under the ISEP.

          (a) An Eligible Participant who Separates shall not be considered to be a Special Separatee who Separated under the ISEP unless he receives a Notice of Discharge from the Company between January 1, 2001, and December 31, 2001, inclusive, for a reason other than cause. An Employee who quits or retires, or who is mandatorily retired pursuant to Section 5.2 or 5A.1(b) (or any similar provision of the Products Plan) shall not be considered to have been discharged. Notwithstanding the foregoing, for purposes of this Section 16.4(a), an Eligible Participant who quits voluntarily, retires or dies after receiving a Notice of Discharge for a reason other than cause, shall be considered to be a Special Separatee who separated under the ISEP (the Separation Date being the date of such quit, retirement, or death). Furthermore, and notwithstanding the foregoing, an Employee shall not be considered to have been discharged, regardless of whether the Employee has been provided with a Notice of Discharge, if (i) the Employee does not, as determined by the Company on a


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XVI
     nondiscriminatory basis, experience a separation from service as a result of his termination of employment with the Company or (ii) the Employee is designated as a "Transferred Employee" by the Company, or is otherwise transferred to another employer, pursuant to or as a result of a sale, disposition, or other transaction, including but not limited to, the sale, transfer, exchange or other disposition of any assets or stock of the Company, a merger, the creation of a joint venture, or an outsourcing arrangement, and such Employee shall thereafter not be considered to have been discharged for purposes of this Article XVI, regardless of whether he is subsequently discharged by another employer.

          (b) Each Eligible Participant who Separates as a Special Separatee under the ISEP shall be entitled to:

               (i) a Service Pension if he is eligible for a Service Pension under the Products Plan or Article V, or a Deferred Vested Pension if he is not eligible for a Service Pension and he is eligible for a Deferred Vested Pension under the Products Plan or Article V and, if other than an Excluded Employee, he Separates before January 1, 2002, or

               (ii) a Vested Pension if he is eligible for a Vested Pension under Article V-A and he Separates after December 31, 2001,

     with his Service Pension, Deferred Vested Pension or Vested Pension, as the case may be, enhanced by the SEP Annuity. An Eligible Participant who is not eligible for a Service Pension, Deferred Vested Pension or Vested Pension under the provisions of the Plan or the Products Plan other than this Article XVI (or any similar Article in the Products Plan) shall be entitled, pursuant to this Section 16.4, to a SEP Annuity (but not to a Pension).

          (c) (i) Notwithstanding Section 16.4(b) and Section 5.3(b)(i) (or any similar provision of the Products Plan), for a Special Separatee whose Separation Date occurs before January 1, 2002, if as of the Special Separatee's Separation Date, he is within 24 months of the date on which his years of Accredited Service (of not less than 15 years) combined with his years of age will equal 76, then the Special Separatee shall be eligible for a Service Pension computed under Section 6.1 (or any similar provision of the Products Plan), except as provided in paragraph (ii) of this subsection (c), and enhanced by the SEP Annuity, instead of a Deferred Vested Pension computed under Section 6.3 (or any similar provision of the Products Plan).

          (ii) If the Pension Commencement Date of a Special Separatee described in paragraph (i) of this subsection (c) precedes the date on which he attains age 55, his Pension shall be reduced in accordance with the reduction factors for Service Pensions specified by Section 6.1(b) (or any similar provision of the Products Plan), except that if his Pension Commencement Date precedes the date on which his years of Accredited Service (of not less than 15 years) combined with his years of age (including his years of age after he Separates) total 76, the Special Separatee's Service Pension shall, in addition, be reduced by 0.6% for each month between the Special Separatee's Pension Commencement Date and the date on which his years of Accredited Service (of not less than 15


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XVI
          years) plus his years of age (including his years of age after he Separates) total 76.

     16.5 Computation of Pensions Generally.

          (a) The provisions of this Article XVI apply, and pension benefits under this Article XVI shall be provided, only with respect to Special Separatees. The Pension of any Employee other than a Special Separatee shall be determined without regard to, and shall be wholly unaffected by, this Article XVI. In addition, the inclusion of this Article XVI in this restatement of the Plan is not intended to change or increase any benefit provided under the similar provision in the Products Plan to a Special Separatee whose Separation Date occurs before January 1, 2002. No benefit shall accrue under this Article XVI except for a Special Separatee as of his Separation Date. This Article XVI does not provide for an accrued benefit or an additional accrued benefit for any Employee or former Employee other than a Special Separatee. The method of computation of a Pension under Article XVI is entirely separate and distinct from, and shall not become a part of, any method of computation of a Pension under the Plan without regard to this Article XVI.

          (b) The SEP Annuity shall be paid at the same time and in the same form as the remainder (if any) of the Special Separatee's Pension. Notwithstanding any other provision of the Plan, including, but not limited to, Sections 5.3 and 5.5 (or any similar provision of the Products Plan), a Special Separatee may elect as his Pension Commencement Date the first day of any month following his Separation Date; provided that such date is not later than the Pension Commencement Date that is otherwise required by provisions of the Plan, including, but not limited to, Sections 7.6 and 7.7, and such Pension Commencement Date satisfies the Plan's administrative notice and processing requirements.

               (c) (i) Any Eligible Participant who qualifies for a Pension under this Article XVI may elect, in accordance with the notice, timing and other election requirements that apply to the election of an alternative form of payment under Section 6A.6, to receive his Pension in the form of a lump sum distribution. The amount of any such lump sum distribution shall be (x) the actuarial equivalent of the Special Separatee's Service Pension, Deferred Vested Pension or Vested Pension (if any), as the case may be, determined under Article VI (or any similar provision of the Products Plan) or VI-A, as appropriate, as a single life annuity commencing as of the Special Separatee's Pension Commencement Date, plus (y) any SEP Lump Sum to which the Special Separatee is entitled. For purposes of calculating the minimum amount of a lump sum distribution under Section 417(e) of the Code and
          Section 205(g) of ERISA, (x) and (y) from the preceding sentence shall, consistent with past Plan administration, be considered one combined total pension benefit. For purposes of this paragraph (i), actuarial equivalence shall be determined by applying the 1971 Towers, Perrin, Forster & Crosby Forecast Mortality Table with ages set back two years and whichever of the following interest rates provides the greater lump sum distribution:

                    (A) the six-month moving average yield of United States
               Treasury obligations with ten-year maturities, as reported in the Federal Reserve Statistical Release or an equivalent publication of said Federal Reserve, with the six-month averaging period commencing 12 months


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XVI
               prior to the Special Separatee's Pension Commencement Date, computed in accordance with the provisions of the Plan as modified in accordance with this Article XVI; or

                    (B) the PBGC Immediate Rate, provided that the SEP Annuity and the SEP Lump Sum shall be disregarded in determining whether the Special Separatee's vested accrued benefit exceeds $25,000 for purposes of determining the amount of the PBGC Immediate Rate (as described in the definition of PBGC Immediate Rate in Article
               II).

               (ii) The amount of any Special Separatee's lump sum distribution under this Article XVI shall not be less than the greater of:

                    (A) the lump sum distribution (if any) that the Special
               Separatee could have received under the Plan or the Products Plan, as applicable, without regard to this Article XVI; or

                    (B) the actuarial equivalent of (x) the Special Separatee's
               Service Pension, Deferred Vested Pension or Vested Pension (if any), as the case may be, plus (y) any SEP Annuity to which the Special Separatee is entitled, determined under Article VI (or any similar provision of the Products Plan) or VI-A, as appropriate (in the case of the Service Pension, Deferred Vested Pension or Vested Pension (if any), as the case may be) and under
               Section 16.2(g) (in the case of any SEP Annuity) as a single life annuity commencing as of the Special Separatee's Normal Retirement Date, and by applying the assumptions set forth in (I)
               Section I(B)(iii) of Attachment 1 to Exhibit A for Pension Commencement Dates occurring before January 1, 2002, and (II) the last sentence of Section I(B) of Attachment 1 to Exhibit A for Pension Commencement Dates occurring on or after January 1, 2002. For purposes of calculating the minimum amount of a lump sum distribution under Section 417(e) of the Code and Section 205(g) of ERISA, (x) and (y) from the preceding sentence shall, consistent with past Plan administration, be considered one combined total pension benefit.

               (iii) Section 7.1 shall not apply to the payment of a Pension in the form of a lump sum distribution pursuant to this Article XVI.

          (d) Accrued and unused vacation or banked vacation with the Company or an Affiliate shall be taken into account for purposes of determining a Special Separatee's Modified Average Annual Compensation, Average Annual Compensation and Accredited Service or Pension Accrual Service in accordance with the provisions of the Plan and Plan administration.

          (e) Except as specifically provided in this Article XVI, this Article XVI shall not affect the provisions of the Plan that govern eligibility to elect to receive a Pension in any optional form of payment.

          f)  (i)   If a married Eligible Participant dies before his Pension
          Commencement Date, but after receiving a Notice of Discharge for a reason other than cause, a Spouse's Pension shall be payable to his Spouse in accordance with Section 6.4 (or any similar provision of the Products Plan) or a Pre-Retirement Death Benefit shall be payable to his Beneficiary in accordance


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XVI
          with Section 6A.4, as appropriate, unless the Eligible Participant elected, in accordance with Section 6.4(d) (or any similar provision of the Products Plan) or 6A.4(e), to waive Spouse's Pension or Pre-Retirement Death Benefit coverage. Section 6.4 or 6A.4 shall be applied to the Spouse or Beneficiary of such a deceased Eligible Participant, and the Spouse's Pension or Pre-Retirement Death Benefit shall be computed as if, as of his Separation Date (or, if he dies before that date, the date that would have been his Separation Date), the deceased Eligible Participant had Separated, and his Pension included his SEP Annuity.

               (ii) The normal Pension Commencement Date of a Spouse's Pension under this subsection (f) shall be the first day of the month next following the later of the deceased Eligible Participant's Normal Retirement Date or the date of his death; provided that any Spouse entitled to a Spouse's Pension under this subsection (f) may elect any Pension Commencement Date that is permitted by Section 6.4(b) (or any similar provision of the Products Plan). Any Pre-Retirement Death Benefit shall commence as described in Section 6A.4.

          (g) If a benefit is payable pursuant to Section 6A.5(f)(iii) (relating to an Employee who elects a Joint-Survivor Pension but dies before his Pension Commencement Date), any SEP Annuity to which the Employee would have been entitled if he had survived until his Separation Date and commenced his Pension shall be considered part of the Employee's Pension for purposes of determining the benefit pursuant to Section 6A.5(f)(iii).

          (h) In the case of an Eligible Participant whose Pension under the Plan is calculated in part on the basis of benefits that he previously accrued under the Contel System Pension Plan but that now are benefits payable under the Plan, accredited service under the Contel System Pension Plan shall be counted as Accredited Service or Pension Accrual Service, as applicable, for purposes of determining the amount of the SEP Lump Sum. In the case of an Eligible Participant whose Pension under the Plan is calculated in part on the basis of benefit eligibility and vesting service that he previously earned under the Contel Retirement Savings Plan, but that is now counted as Vesting Service under the Plan, such Vesting Service shall be counted as Accredited Service or Pension Accrual Service, as applicable, for purposes of determining the amount of the SEP Lump Sum. In the case of an Eligible Participant who was credited with service for benefit accrual purposes under the Times-Mirror Press Retirement Income Plan or the ALLTEL Corporation Pension Plan, such credited service shall be counted as Accredited Service or Pension Accrual Service, as applicable, for purposes of determining the amount of the SEP Lump Sum. In the case of an Eligible Participant who was employed by Providence Journal, AF Operating, Inc., BBN Corporation, or Genuity, Inc., years and months of employment with each respective entity shall be counted as Accredited Service or Pension Accrual Service, as applicable, for purposes of determining the amount of the SEP Lump Sum. In no event shall an Eligible Participant receive credit more than once for the same period of service for purposes of determining the amount of the SEP Lump Sum. Similarly, an Eligible Participant is not entitled to receive service for purposes of determining the amount of the SEP Lump Sum for service that has been recognized under any other severance plan maintained by the Company or an Affiliate.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XVI

     16.6 Miscellaneous.

          (a) If a Special Separatee is receiving disability benefits under a plan or program maintained by the Company or its Affiliates, his disability benefits shall be reduced after his Pension Commencement Date to the extent of his Pension, and, for all purposes under the Plan, including for purposes of Sections 4.2(d), 4.6(d), 4A.1(d), 4A.2(d), or 4A.3(e) (or any similar provision of the Products Plan), the date his Pension commences pursuant to this Article XVI shall be treated as the date that his benefits under the LTD Plan cease (regardless of whether his LTD benefits actually cease on such date).

          (b) If a Special Separatee is reemployed by an employer described in
     Section 4.2 after his Pension Commencement Date, the former Special Separatee's Pension (or that of his Spouse or other Beneficiary) shall include any SEP Annuity to which he was entitled before his reemployment; provided that, upon his retirement following his reemployment, (i) the periodic amount of his Pension shall not be less than the periodic amount of the Pension payable in the same form to which he was entitled, in accordance with the provisions of the Plan including this Article XVI, when he Separated, and (ii) he may recommence his Pension without regard to any provision of the Plan that would require him to delay his Pension Commencement Date.

          (c) In any case where a special provision set forth in a schedule to the Plan varies a Plan provision that is referred to in this Article XVI and that is set forth in a Section of the Plan that precedes this Article XVI, each reference in this Article XVI to such Plan provision shall be deemed to refer to the provisions as varied by the applicable special provision. This Section 16.6(c) shall be interpreted and applied by the Committee in a consistent and nondiscriminatory manner in accordance with the purposes of this Article XVI and of the Plan as a whole.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Article XVI

                                                     EXHIBIT A

                    ACTUARIAL EQUIVALENCE/APPLICABILITY OF TABLES IN COMPENDIUM OF PLAN FACTORS
====================================================================================================================
                                                           Main Text
                                                                                             Schedule
                                                         and All Other
                                                                             ---------------------------------------
                      Factor
                                                           Purposes                  I                   II
====================================================================================================================
Early  Commencement  for Deferred  Vested Pensions                                             Use factors specified
(Section 6.5)                                             Table AA 1            Table AA 1        in Schedule for
                                                                                               Contel benefit to the
----------------------------------------------------------------------------------------------  extent such factors yield higher benefits
Early  Commencement  for Vested Pensions  (Section
6A.2(b)(iii))                                              Table AA              Table AA
--------------------------------------------------------------------------------------------------------------------
Joint-Survivor Conversion
(Regular)                                                  Table BB              Table BB
--------------------------------------------------------------------------------------------------------------------
5- and 10-Year
Certain & Life                                             Table CC              Table CC
(Regular)
--------------------------------------------------------------------------------------------------------------------
Pop-Up Annuity                                             Table DD

--------------------------------------------------------------------------------------------------------------------
Lump Sums for Participants (including small              Attachment 1
benefit cash-outs in Section 7.6)
--------------------------------------------------------------------------------------------------------------------
Lump Sums for Beneficiaries (including small             Attachment 1
benefit cash-outs in Section 7.6)
--------------------------------------------------------------------------------------------------------------------
Converting Cash Balance Account to Single Life           Attachment 2
Annuity payable to participant on Pension
Commencement Date (Section 6A.2(a)) or to Single
Life Annuity payable to Spouse on Pension
Commencement Date (Section 6A.4(a)(i))
--------------------------------------------------------------------------------------------------------------------
Calculating Cash Balance Account Opening Balance         Table EE
for Former GTE Employee as of January 1, 2002
(Section 6A.1(a)(i)(B)(I))
--------------------------------------------------------------------------------------------------------------------
Determining Actuarial Present Value of Accrued           Attachment 3
Benefit as of December 31, 2001 for Opening Balance
Minimum (Section 6A.1(a)(i)(B)(II))


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                                                           Exhibit A
                                                                                                            Page 124


====================================================================================================================
                                                           Main Text
                                                                                             Schedule
                                                         and All Other
                                                                             ---------------------------------------
                      Factor
                                                           Purposes                  I                   II
====================================================================================================================
Determining Actuarial Equivalent of                Apply actuarial factors
Unconverted Annuity Benefit payable                used by plan in which
as a Single Life Annuity to                        benefit was accrued or
Spouse                                             7% interest and TPF&C
                                                   1971 Forecast Mortality
                                                   Table for Males (with
                                                   ages set back 2 years),
                                                   whichever yields the
                                                   higher benefit.
====================================================================================================================

For purposes of determining actuarial equivalence, age is determined in years and completed months. Optional form conversions for benefits transferred from other plans pursuant to Section 13.1 or 13.3 are subject to the special rules described in Section 6A.6(f).

1 For an Unconverted Annuity Benefit, apply these factors or the early payment factors prescribed by the terms of the plan under which such benefit was accrued as in effect on the last day of the Employee's active participation in such plan, whichever yields the higher benefit.

NOTE: Actuarial equivalence for pension commencement dates occurring prior to January 1, 2002 under a Prior Plan shall be determined following the provisions of the Prior Plan in accordance with Section 6A.11.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Exhibit A

                           ATTACHMENT 1 TO EXHIBIT A

I. Section 6A.6(b)(i) or (ii) Lump Sum Option for a Pension, Section 6A.4 Lump Sum Option for a Pre-Retirement Death Benefit, and Section 7.6 Mandatory Lump Sum - Pension Commencement Date On or After January 1, 2002.

          (A) Subject to the special rule in Section 6A.6(f) applicable to benefits transferred from other plans, paragraphs (B) through (D), below, and any adjustments otherwise applicable under the Plan, the lump sum payable under Section 6A.6(b)(i) or (ii), 6A.4 or 7.6 on a Pension Commencement Date occurring on or after January 1, 2002 shall equal the greater of:

               (i) the sum of (I) the participant's Cash Balance Account, if any, plus (II) the lump sum value, determined as of the Pension Commencement Date, derived from the single life annuity payable as of the Pension Commencement Date with respect to the participant's Unconverted Annuity Benefit calculated pursuant to Section 6A.2(a)(ii), if any; or

               (ii) the greatest of the lump sum values, determined as of the Pension Commencement Date, derived from the single life annuities payable commencing as of the Pension Commencement Date calculated under the non-cash balance formulas, if any, applicable to the participant or Beneficiary under Article VI or VI-A, as appropriate.

          (B) Lump sum values described in paragraph (A)(i)(II) or (A)(ii), above, shall be determined using whichever of the following assumptions yields the largest value:

               (i) The TPF&C 1971 Forecast Mortality Table for Males (with ages set back two years) and the six-month moving average yield of United States Treasury obligations with ten-year maturities, as reported in the Federal Reserve Statistical Release or an equivalent publication of said Federal Reserve, with the six-month averaging period commencing 12 months prior to the Pension Commencement Date.

               (ii) The TPF&C 1971 Forecast Mortality Table for Males (with ages set back two years) and the PBGC Immediate Rate.

               (iii) The "applicable mortality table" (within the meaning of section 417(e)(3)(A)(ii)(I) of the Code) and the "applicable interest rate" (within the meaning of section 417(e)(3)(A)(ii)(II) of the Code) for the fifth month preceding the month in which the applicable Pension Commencement Date occurs.

               (iv) The "applicable mortality table" (within the meaning of section 417(e)(3)(A)(ii)(I) of the Code) and the "applicable interest rate" (within the meaning of section 417(e)(3)(A)(ii)(II) of the Code) for the second month preceding the first day of the calendar quarter in which occurs the participant's Pension Commencement Date (or, if the Pension Commencement Date is the first day of the calendar quarter, the interest rate used by the Plan during the preceding calendar quarter). (This is the Plan's Code section 417(e) rate effective on and after January 1, 2002.)


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                       Exhibit A

     Notwithstanding the foregoing, the amount of any lump sum value applied for purposes of paragraph (A)(i)(II) or (A)(ii) when determining the lump sum payable to a participant shall not be less than the actuarial present value (as of the Pension Commencement Date) of the participant's benefit under the relevant formula in the form of a single life annuity payable commencing on the first day of the month next following the participant's Normal Retirement Date as calculated under Article VI or Section 6A.1(b),
     (c), (d) or (f), as appropriate, based on (I) for Pension Commencement Dates before June 1, 2004, the assumptions described in (B)(iii) or
     (B)(iv), above, whichever yield the higher benefit, or (II) for Pension Commencement Dates on or after June 1, 2004, the assumptions described in
     (B)(iv), above.

          (C) If the Beneficiary of a Pre-Retirement Death Benefit is one individual, the Beneficiary's age in years and completed months shall be used to determine the amount of the Pre-Retirement Death Benefit. If there is more than one Beneficiary, the age of the oldest Beneficiary shall be used to determine the amount of the Pre-Retirement Death Benefit. If the Beneficiary is not an individual, the Beneficiary will be assumed to be the same age as the participant.

          (D) For purposes of this attachment, the "applicable mortality table" (within the meaning of section 417(e)(3)(A)(ii)(I) of the Code) shall be
     (i) the mortality table referred to in Revenue Ruling 95-6 for Pension Commencement Dates occurring prior to December 31, 2002, and (ii) the mortality table referred to in Revenue Ruling 2001-62 for Pension Commencement Dates occurring on or after December 31, 2002.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                       Exhibit A

                            ATTACHMENT 2 TO EXHIBIT A

     I. Converting Cash Balance Account to Single Life Annuity. For purposes of
     Section 6A.2(a) or 6A.4(a)(i), a Cash Balance Account shall be converted to an immediate single life annuity using the "applicable mortality table" (within the meaning of section 417(e)(3)(A)(ii)(I) of the Code) and the "applicable interest rate" (within the meaning of section 417(e)(3)(A)(ii)(II) of the Code) for the second month preceding the first day of the calendar quarter in which occurs the Pension Commencement Date (or, if the Pension Commencement Date is the first day of the calendar quarter, the interest rate used by the Plan during the preceding calendar quarter); provided, however, that a cash balance account that has been transferred to the Plan from an Interchange Company Pension Plan pursuant to Section 13.3 shall be converted to a single life annuity using the interest and mortality assumptions in effect under the Interchange Company Pension Plan on the last day of the participant's active participation in that plan if using such assumptions would result in a larger single life annuity amount. For purposes of this attachment, the "applicable mortality table" (within the meaning of section 417(e)(3)(A)(ii)(I) of the Code) shall be (i) the mortality table referred to in Revenue Ruling 95-6 for Pension Commencement Dates occurring prior to December 31, 2002, and (ii) the mortality table referred to in Revenue Ruling 2001-62 for Pension Commencement Dates occurring on or after December 31, 2002.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                       Exhibit A

                            ATTACHMENT 3 TO EXHIBIT A


I. Determining Actuarial Present Value of Accrued Benefit as of December 31, 2001 for Opening Balance Minimum. For purposes of Section 6A.1(a)(i)(B)(II), the actuarial present value of a participant's accrued benefit under the Products Plan as of December 31, 2001 shall be determined under whichever of the sets of assumptions in Section I(B)(i) through (iv) of Attachment 1 to Exhibit A produces the largest amount. For purposes of this calculation, the "Pension Commencement Date" shall be January 1, 2002.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                       Exhibit A

                                    EXHIBIT B

                           SCHEDULE OF EFFECTIVE DATES

     This restatement of the Plan is effective January 1, 2002.

     The schedule contained in this Exhibit B sets forth the effective dates of those provisions of the Plan that have been amended since Plan was restated.

                           SCHEDULE OF EFFECTIVE DATES


--------------------------------------------------------------------------------
PLAN PROVISION             EFFECTIVE DATE              DESCRIPTION AND COMMENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                       Exhibit B

                                   SCHEDULE I

                SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES
                 FORMERLY EMPLOYED BY GTE SYLVANIA INCORPORATED
                     OR OTHER EMPLOYER PARTICIPATING IN THE
                 GTE SYLVANIA PENSION PLAN FOR SALARY EMPLOYEES

The following Schedule previously contained in the Products Plan shall apply, to the extent applicable, to Former GTE Employees who were covered by this Schedule under the Products Plan and who complete a Paid Hour of Service as an Employee on or after January 1, 2002. References to the "Plan" in this Schedule shall be read to refer to the Plan and/or the Products Plan, as appropriate.

     Any Employee who was employed by GTE Sylvania Incorporated prior to January 1, 1978, and who has transferred or shall transfer to the employment of GTE Products Corporation from the employment of GTE Sylvania Incorporated during the period from December 27, 1976 to December 31, 1981, including without limitation any such Employee who after December 27, 1976, continues to serve as an officer or director of GTE Sylvania Incorporated, and who shall Retire or become eligible to Retire, including without limitation eligibility to Retire established under this Schedule I, during the period from January 1, 1977 to December 31, 1981, shall have the benefit of the terms and conditions of the main text of the Plan and the following additional or alternative rights, and, to the extent applicable, shall be subject to the other terms and provisions hereinafter set forth; provided that the terms and provisions contained in Sections 2, 3, and 4 of this Schedule I, the effects of which are expressly stated to be not limited in duration or not dependent on the date when or period within which any said Employee shall Retire or become eligible to Retire, shall apply to any Employee who was employed by GTE Sylvania Incorporated prior to January 1, 1978, and, who has transferred or shall transfer from the employment of said corporation to the employment of GTE Products Corporation. For purposes of this Schedule I, references to GTE Sylvania Incorporated, unless the context otherwise clearly requires, shall be deemed to include any other employer participating in the GTE Sylvania Pension Plan for Salary Employees, during the period of such participation.

     1. Participation. Such Employee who was formerly a member of the GTE Sylvania Pension Plan for Salary Employees shall be a participant within the meaning of Article III of this Plan although he commenced employment by GTE Sylvania Incorporated (or other employer participating in the GTE Sylvania Pension Plan for Salary Employees) after the last day of the month during which he attained age 60.

     2. Accredited Service. Notwithstanding anything to the contrary contained in this Plan, in the case of any such Employee who was employed by GTE Sylvania Incorporated prior to September 1, 1961, and (a) who at any time shall have withdrawn his Accumulated Member Contributions and Accumulated Profit Distributions (as those terms are defined in the GTE Sylvania Pension Plan for Salary Employees) but otherwise maintained his continuous service, or (b) who was not a member of the GTE Sylvania Pension Plan for Salary Employees for any period prior to September 1, 1961, although eligible for membership, but otherwise maintained his continuous service, his service in respect of the period prior to September 1, 1961, shall be deemed Accredited Service; provided, however, that in the case of such Employee described in (a) or (b) of this
Section 2 who terminates service with the Company prior to December 31,


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Schedule I

1985, his service in respect of the period prior to September 1, 1961 shall be deemed Accredited Service solely for the purposes of determining eligibility for a Service Pension, Disability Pension, Spouse's Pension and/or Deferred Vested Pension but the Pension payable with respect to such Accredited Service shall be determined on the basis of including one-half the number of the years and months of such service in the member's aggregate of Accredited Service, all otherwise in accordance with the provisions of this Plan governing a Service Pension, Disability Pension, Spouse's Pension and/or Deferred Vested Pension, as the case may be; provided further, that the minimum Pension for members Retiring on or after January 1, 1977, with respect to service prior to September 1, 1961, shall not be less than $5.50 per month for each year of Accredited Service. The provisions of this Section 2 shall continue in effect indefinitely, subject nonetheless to the terms and conditions of Article XI of the Plan.

     3. Compensation. The term Compensation as used in Sections 4 and 5 of this
Schedule I, and for purposes of the definition of Monthly Compensation in
Article II of the Plan, shall have the following meaning:

          Compensation shall mean an Employee's regular pay, commissions paid pursuant to a written commission plan (unless otherwise provided in said plan), overtime pay, vacation pay, suggestion awards, and cash payments made pursuant to any bonus, wage or salary incentive plan; the term Compensation may be deemed not to include any remuneration paid to any Employee included in a unit (during the period that he was or is in such unit), which has been designated as not eligible to participate in the coverage of this Plan by the Company or, in the case of the GTE Sylvania Pension Plan for Salary Employees, by GTE Sylvania Incorporated. In the case of Employees who are disabled and eligible to receive benefits pursuant to the provisions of a long term disability plan of the Company or any Affiliate, such as the Company's plan known as Long Term Disability Income Benefits for Salaried Employees, their Compensation for periods of such disability and eligibility shall be deemed to be their Compensation immediately prior to the commencement of such disability.

The provisions of this Section 3 shall continue in effect indefinitely, subject nonetheless to the terms and conditions of Article XI of the Plan. In addition to other applicable limitations that may be set forth in the Plan and notwithstanding any other contrary provision of the Plan, the amount of Compensation taken into account with respect to an Employee for a calendar year shall not exceed the Annual Compensation Limit in effect with respect to the Employee for the calendar year. Effective on and after January 1, 2002, the definition of "Compensation" in this Section 3 shall replace "Monthly Compensation" as defined in Article II of the Plan only to the extent that a higher Average Annual Compensation or Net Monthly Compensation will result.

     4. Average Annual Compensation. The following definition of Average Annual Compensation shall apply for purposes of determining any Pension under the Plan if it shall result in a larger amount than the definition under Article II of the Plan.

          Average Annual Compensation shall mean the average annual Compensation of a member of the Plan for the five (5) consecutive calendar years of employment with the Company (or any employer recognized pursuant to Section 6 of Article IV of the Plan for the purpose of determining Accredited Service), during which the said member received his highest amount of Compensation. If a member Retires or terminates employment on a date other than the end of a calendar year, then, solely for purposes of computing Average Annual Compensation, his Compensation for said calendar year in which the


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Schedule I

     Retirement or termination occurs shall be deemed to be an amount equal to the sum of (a) his Compensation earned during the calendar year to the date of his Retirement or termination, plus (b) an amount representing the product obtained by multiplying the Compensation of said member during the fifth (5th) calendar year next preceding the calendar year of his Retirement or termination by a fraction, the numerator of which shall be the difference between twelve (12) and the number of calendar months constituting Accredited Service earned by said member in the calendar year of his Retirement or termination, and the denominator of which said fraction shall be twelve (12); except that if the sum of the calendar months of Accredited Service accumulated by said member in the calendar year of his Retirement or termination and during said fifth (5th) calendar year preceding the year of Retirement or termination is less than twelve
     (12), the fraction shall not apply and the member's Compensation for the calendar year in which Retirement or termination occurs shall be deemed to be the sum of the Compensation earned in that year plus the Compensation earned in the fifth (5th) calendar year next preceding said year. If a member's employment was less than 5 calendar years, his Average Annual Compensation shall be the average of his Compensation in all such years and credit for fractional years shall be recognized at the rate of 1/12 of a year for each full month.

The definition of Average Annual Compensation contained in this Section 4 of
Schedule I shall continue in effect indefinitely, subject nonetheless, to the terms and conditions of Article XI of the Plan.

     5. Alternative Average Annual Compensation. The following definition of Average Annual Compensation shall apply only for purposes of the benefit formula contained in Section 7 of Schedule I, if that benefit formula utilizing said definition contained in this Section 5 shall result in a larger amount than the Service Pension provided under the Plan utilizing the definition of Average Annual Compensation contained in Section 4 of this Schedule I or in Article II of the Plan, or if the benefit formula provided in Section 8 of this Schedule I, utilizing said definition of Average Annual Compensation contained in this
Section 5, is elected, pursuant to Section 8 of this Schedule I, by an Employee who retires on a Service Pension prior to attaining age 62 satisfying the eligibility requirements for a Service Pension under Section 8 of this Schedule I as well as the eligibility requirements under the provisions of the Plan utilizing the definition of Average Annual Compensation contained in Section 4 of this Schedule I or in Article II of the Plan.

          Average Annual Compensation shall mean the average annual Compensation of a member of the Plan for the five (5) calendar years (which need not be consecutive) of employment with the Company and its Affiliates during the final ten (10) calendar years of his service (including the year in which his termination of service occurs) in which such Employee received his highest amount of annual Compensation; provided that if an Employee served the Company and its Affiliates less than five (5) calendar years, his Average Annual Compensation, computed under this Section 5, shall be the average of his annual Compensation in all such years and if an Employee served the Company and its Affiliates less than ten (10) calendar years, all years of his service shall be taken into account in determining the five (5) calendar years in which he received his highest amount of annual Compensation.

     6. Vesting. If such Employee's service terminates before the completion of ten (10) years of Vesting Service, he shall, if he has a minimum of five (5) years of Vesting Service and if the total of his age and years of Vesting Service is fifty (50) or more, be eligible for a Deferred


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Schedule I

Vested Pension computed in accordance with Section 6.3 of this Plan, subject to the following schedule:

          Years of Vesting Service           Percent of Vested Pension
          ------------------------           -------------------------
                   5                                    50%
                   6                                    60%
                   7                                    70%
                   8                                    80%
                   9                                    90%
                  10                                   100%

Effective for Employees who are credited with an Hour of Service on or after January 1, 1989, the foregoing special vesting schedule shall not apply and the vesting schedule contained in Section 5.5 shall apply instead. In the case of employees (if any) subject to a collective bargaining agreement, the preceding sentence shall not apply before the earlier of (i) January 1, 1991, or (ii) the later of January 1, 1989, or the date on which the last of the collective bargaining agreements (if any) covering employees under the Plan terminates, determined without regard to any extension thereof adopted after February 28, 1986.

     7. Benefit Formulas. Such Employee upon attainment of age 65 shall have the right to Retire on his Normal Retirement Date with a fully vested and nonforfeitable Service Pension which shall be based on the higher of:

          (a) the product of 1.4%, his years of Accredited Service and his Average Annual Compensation as defined in Section 5 of this Schedule I, less an amount equal to 1% for each year of Accredited Service up to a maximum deduction of 33% of the member's Social Security Old Age Benefit to which the member would be entitled under the Federal Social Security Act, in effect as of the date of Retirement if the member Retires at age 62 or later or for which the member first will be eligible at age 62 based on the schedule of Social Security benefits in effect as of the member's retirement date, assuming for the purpose of determining the Social Security Old Age Benefit that the member has no further Compensation after such retirement date, or

          (b) the product of the member's years of Accredited Service and the monthly benefit (multiplied by 12) based upon Average Annual Compensation as defined in Section 5 of this Schedule I, set forth in the following schedule:


          ----------------------------------------------------------------------

                           Average Annual Compensation        Benefit Per Month
                                                                  Per Year of
          From                     Up To                      Accredited Service

          ----------------------------------------------------------------------
          0                        10,799                              8.00
          ----------------------------------------------------------------------
          10,800                   11,199                              8.25
          ----------------------------------------------------------------------
          11,200                   11,599                              8.50
          ----------------------------------------------------------------------
          11,600                   11,999                              8.75
          ----------------------------------------------------------------------


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Schedule I

          ----------------------------------------------------------------------
          12,000                   12,399                              9.00
          ----------------------------------------------------------------------
          12,400                   12,799                              9.25
          ----------------------------------------------------------------------
          12,800                   13,199                              9.50
          ----------------------------------------------------------------------
          13,200                   13,599                              9.75
          ----------------------------------------------------------------------
          13,600                   13,999                              10.00
          ----------------------------------------------------------------------
          14,000                   14,399                              10.25
          ----------------------------------------------------------------------
          14,400                   14,799                              10.50
          ----------------------------------------------------------------------
          14,800                   15,199                              10.75
          ----------------------------------------------------------------------
          15,200                   15,599                              11.00
          ----------------------------------------------------------------------
          15,600                   15,999                              11.25
          ----------------------------------------------------------------------
          16,000                   16,399                              11.50
          ----------------------------------------------------------------------
          16,400                   16,799                              11.75
          ----------------------------------------------------------------------
          16,800                   and up                              12.00
          ----------------------------------------------------------------------

For purposes of this Schedule I, the term Social Security Old Age Benefit shall mean an Employee's annual primary social security benefit (without deduction therefrom on account of outside earnings or otherwise). Notwithstanding the foregoing, an Employee may require, pursuant to the following procedures, that his Social Security Old Age Benefit as estimated based upon the assumptions contained in the Plan be recalculated on the basis of his actual earnings history through the year immediately preceding the year in which he ceases to be employed as an Employee. In order to obtain such recalculation, an Employee shall, on the later of his Retirement Date or a date which is within one (1) year after the date on which the Employee first received a final statement of his benefit as of his Retirement Date, submit to the Committee a statement from the Social Security Administration of his earnings for each year which is relevant to and available for the determination of his old age insurance benefit under Title II of the Federal Social Security Act. Upon its determination that such statement contains no material errors, the Committee shall recalculate the Employee's Social Security Old Age Benefit on the basis of his actual earnings history as shown in such statement. If the Employee's Pension increases as a result of such recalculation, the Employee's Pension shall be adjusted accordingly. If such adjustment requires an increase in any payments previously made to the Employee, the aggregate increase in such payments shall be paid to the Employee in a single payment.

     8. Early Retirement. Such Employee, who on or before December 31, 1981, has attained age 55 with 15 or more years of Accredited Service shall become eligible to Retire with a Service Pension, which shall be computed in accordance with Section 7 of this Schedule I, multiplied by the appropriate percentage from the following table:

--------------------------------------------------------------------------------
Age at                              Years of Accredited Service
               -----------------------------------------------------------------
Retirement     25 or more                20 - 24                    15 - 19
--------------------------------------------------------------------------------
65             100%                      100%                       100%
--------------------------------------------------------------------------------
64             100%                      100%                       94%


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Schedule I

--------------------------------------------------------------------------------
63             100%                      100%                       88%
--------------------------------------------------------------------------------
62             100%                      100%                       82%
--------------------------------------------------------------------------------
61             100%                      100%                       79%
--------------------------------------------------------------------------------
60             100%                      100%                       76%
--------------------------------------------------------------------------------
59             100%                      74%                        74%
--------------------------------------------------------------------------------
58             100%                      72%                        72%
--------------------------------------------------------------------------------
57             100%                      70%                        70%
--------------------------------------------------------------------------------
56             100%                      68%                        68%
--------------------------------------------------------------------------------
55             100%                      66%                        66%
--------------------------------------------------------------------------------

If such Employee retires pursuant to this Section 8 of Schedule I at or after attaining age 55 with at least 25 years of Accredited Service or at or after attaining age 60 with at least 20 years of Accredited Service, he shall receive until age 62 as his Service Pension an amount equal to the greater of (a) the benefit determined in accordance with Section 7(a) of this Schedule I, without taking into account the deduction on account of the Social Security Old Age Benefit, or (b) the benefit determined in accordance with Section 7(b) of this
Schedule I, and after attaining age 62, an amount equal to the greater of (a) the benefit determined in accordance with Section 7(a) of this Schedule I or (b) the benefit determined in accordance with Section 7(b) of this Schedule I; provided, that any such Employee who is or becomes eligible for a Service Pension pursuant to this Section 8 and who shall also be eligible for a Service Pension pursuant to Section 5.3 of the Plan, and who shall elect to Retire prior to attaining age 62, shall be required, upon request of the Employee Benefits Committee, irrevocably to elect, prior to the commencement of any payment of benefits, between the Service Pension pursuant to this Section 8 of Schedule I and the Service Pension provided under Section 5.3 of the Plan.

         9. Certain Early Retirement Eligible Employees. Any such member who on or before December 31, 1981, satisfies the eligibility requirements for an Early Retirement Pension pursuant to Section 8 of this Schedule I or Section 5.3 of the Plan shall be eligible for and, upon written request filed with the Employee Benefits Committee, shall be retired by the Employee Benefits Committee on a Service Pension at the member's Early Retirement Date. Until such time as the member files such request, the member shall be deemed to have remained a member, notwithstanding anything contained in this Schedule I or the Plan to the contrary, but the Early Retirement Pension to which the member shall be entitled, shall be determined in accordance with the provisions of the Plan, as supplemented by this Schedule I, in effect on the date of termination of service of the member.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Schedule I

     10. Spouse's Pension. The surviving Spouse of any such Employee shall be entitled to a Spouse's Pension if said Employee (i) dies while in service with the Company having attained age 55 and completed 15 or more years of Accredited Service, or (ii) dies while in service with the Company and whose age and years of Accredited Service equal a minimum of 80 years. The Spouse's Pension for a surviving Spouse of any such Employee meeting the eligibility requirements set forth in the preceding sentence, shall be determined in accordance with Section
5.6 and Section 6.4 of the Plan. Any Spouse's Pension paid under this Section 10 of Schedule I (instead of under Section 6.4) shall commence in accordance with the provisions of Section 6.4, as elected by the surviving Spouse, but not earlier than the month next following the earliest date on which the deceased Employee could have elected a Pension under Section 8 of this Schedule I if he had not died and had earned no additional Accredited Service under the Plan. Notwithstanding the first sentence of this Section 10, the surviving Spouse of any such Employee who has earned a nonforfeitable right to a Pension shall be entitled to a Spouse's Pension payable in accordance with Section 6.4 of the Plan if the Employee dies before his Pension Commencement Date without having in effect a valid waiver of the Spouse's Pension under Section 6.4(e) or 6.5(b).

     11. Form of Payment. If such Employee does not make any other election under this Plan in respect to the form of payment of his Pension, he shall have the right to receive the payment of his Pension in any one of the following forms, subject to the provisions of the Plan governing the election of optional forms of Pensions:

          (a) He may elect an annuity payable in monthly installments for the greater of the term of his life or ten years; provided that: (i) if he dies before receiving all payments for the ten year term, the remaining payments shall be made to his surviving Beneficiary, if any; (ii) if he dies before receiving all payments for the ten year term without any surviving Beneficiary the present value as of the date of his death of the remaining payments shall be paid in a lump sum to his estate; or (iii) if he dies before receiving all payments for the ten year term and his surviving Beneficiary dies before receiving all remaining payments, the present value, as of the date of the Beneficiary's death shall be paid in a lump sum to the Beneficiary's estate; or

          (b) He may elect an annuity payable in monthly installments for the greater of the term of his life or five years; provided that: (i) if he dies before receiving all payments for the five year term, the remaining payments shall be made to his surviving Beneficiary, if any; (ii) if he dies before receiving all payments for the five year term without any surviving Beneficiary, the present value as of the date of his death of the remaining payments shall be paid in a lump sum to his estate; or (iii) if he dies before receiving all payments for the five year term and his surviving Beneficiary dies before receiving all remaining payments, the present value, as of the date of the Beneficiary's death, of the payments remaining after the Beneficiary's death shall be paid in a lump sum to the Beneficiary's estate.

     12. Notwithstanding any provisions of the Plan or in Schedule I or II to the contrary, the following terms and conditions shall not apply to any Employee who was either a member of or a participant in the GTE Sylvania Pension Plan for Salary Employees who transferred to the employment of GTE Products Corporation during the period from December 27, 1976 to December 31, 1981 or who was a member or participant in said Plan at the time of the merger of said Plan into the GTE Products Corporation Plan, who incurred a break in service and who returned to employment with GTE Sylvania Incorporated or an affiliated Company prior to January 1, 1980:


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                                                                      Schedule I

                  (i) The final clause of Article IV, Section 4, which states
". . . . provided that the Employee had one year of Vesting Service preceding the break in service."

                  (ii) The final clause of Article IV, Section 8, which states
". . . . provided that the Employee had one year of Vesting Service preceding the break in service."

Further, that all references to the phrase "provided that (or, in each such case) the Employee had one year of Vesting Service preceding the break in service" appearing in Sections 4(D)(1) and 4(D)(2) of the GTE Sylvania Pension Plan for Salary Employees also shall not be applicable to any of the above-described Employees who incurred breaks in service but who returned to employment with GTE Sylvania Incorporated or an affiliated Company prior to January 1, 1980.

     13. Subject to and specifically conditioned upon the prior receipt of a favorable determination from the Internal Revenue Service, all Accumulated Member Contributions and all Accumulated Profit Distributions, if any, in each Member's Account, whether or not such Member is an Employee, shall be spun off and transferred to a defined contribution profit-sharing plan sponsored by the Company or an Affiliate and credited to the individual account established or maintained thereunder for each such Member, thereafter to be subject to the provisions of such plan, which may include the immediate withdrawal of all or any portion of such transferred amounts as elected by the Member, whether or not an Employee, with the consent of his Spouse. Upon said spin-off, the Member's Retirement Pension under this Plan shall no longer include benefits attributable to his accrued benefit derived from employee contributions (within the meaning of section 411(c) of the Code).

     14. Such Employee who terminates from employment on or after December 31, 1985, and who is found by the Employee Benefits Committee to be an employee in good standing and at the time he terminates for any cause other than death or Retirement, and is released from service involuntarily and without fault or delinquency on his part, shall have added to his Service Pension under Section 7 of this Schedule I an additional monthly benefit equal to (but not to be payable from) one-half the amount, if any, of the Accumulated Member Contributions credited to his Member Account as of December 31, 1985, divided by the appropriate actuarial factor. The Employee Benefits Committee shall make all determinations with respect to an Employee required under the preceding sentence on the basis of objective standards adopted in advance by the Employee Benefits Committee. For purposes of this Section 14, the appropriate actuarial factor shall be 123.564.


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                      Schedule I

                                  SCHEDULE II

            SPECIAL PROVISIONS RELATING TO CERTAIN CONTEL EMPLOYEES

The following Schedule previously contained in the Products Plan shall apply, to the extent applicable, to Former GTE Employees who were covered by this Schedule under the Products Plan and who complete a Paid Hour of Service as an Employee on or after January 1, 2002. References to the "Plan" in this Schedule shall be read to refer to the Plan and/or the Products Plan, as appropriate.


     1. Classified Employees (as defined in Section 7.9(b) of the Merger Agreement and Plan of Reorganization Dated as of August 7, 1990 By and Among GTE Corporation, GTE Exchange Corporation and Contel Corporation) ("Merger Agreement") who, on December 31, 1991, were active participants in the Contel Retirement Savings Plan (the "Savings Plan") and were eligible to receive Basic Employer Contributions as defined under the terms of the Savings Plan and who were transferred to the Plan on or before January 1, 1992 (the "Savings Participants") became eligible to participate in the Plan as of January 1, 1992.

     2. For purposes of this Schedule II, the following words and phrases shall have the meanings set forth below:

          a. "Contel Participant" shall mean a person who (i) is a Classified Employee (as defined in Section 7.9(b) of the Merger Agreement),
               (ii) became a participant in the Plan before July 1, 1992 (iii) transferred from a Contel business unit to a GTE business unit before July 1, 1992, (iv) was a participant in the Contel Plan before he transferred to a GTE business unit, (v) ceased accruing a benefit under the Contel Plan as of the date he transferred to a GTE business unit, and (vi) is an active employee as of June 30, 1992 and has not commenced receiving benefits under either the Contel Plan or the Plan as of June 30, 1992. A Savings Participant who would be a Contel Participant except that he ceased accruing a benefit under the Contel Plan prior to the date that he transferred to a GTE business unit shall be treated as both a Savings Participant and a Contel Participant for purposes of this Schedule II; provided that he shall not receive credit under both Paragraph 3.a. and 3.b. of this Schedule II for the same period of service, and provided further that his normal retirement benefit under the Plan shall be determined solely under Paragraph 5 of this Schedule II.

          b. "Contel Plan" shall mean the Contel System Pension Plan, as in effect on June 30, 1992, except where a different effective date is specified in this Schedule II.

          c. "Contel Service" shall mean a Contel Participant's period of service as of his Transfer Date that is recognized for benefit accrual purposes under the terms of the Contel Plan.


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Schedule II

          d. "Contel Service Benefit" shall mean a Contel Participant's accrued benefit determined as of his Transfer Date, in accordance with Sections 1.1 and 14.2 of the Contel Plan in effect on that date.

          e. "GTE Benefit" shall mean (i) in the case of a Contel Participant whose normal retirement benefit is calculated under Paragraph 5.a., below, the Contel Participant's GTE Service Benefit; and
               (ii) in the case of a Contel Participant whose normal retirement benefit is calculated under Paragraph 5.b., below, the difference between the Contel Participant's Total Service Benefit and his Contel Service Benefit.

          f. "GTE Compensation" shall mean a Contel Participant's or Savings Participant's compensation determined under the definition of compensation set forth in the Plan that is used to determine a participant's benefits thereunder. GTE Compensation shall include the remuneration that the Contel Participant or Savings Participant received on or before his Transfer Date from Contel or from another company participating in the Contel Plan or the Savings Plan, whichever is applicable, but only to the extent that such remuneration is of a type that is recognized and taken into account under the Plan's definition of compensation.

          g. "GTE Service" shall mean the Contel Participant's or Savings Participant's period of service after his Transfer Date that is recognized under the terms of the Plan for benefit accrual purposes.

          h. "GTE Service Benefit" shall mean a Contel Participant's accrued benefit determined under the Plan's benefit formula and based on the Contel Participant's GTE Service and GTE Compensation.

          i. "Total Service Benefit" shall mean a Contel Participant's accrued benefit determined solely under the Plan's benefit formula based on the Contel Participant's Contel Service and GTE Service and his GTE Compensation.

          j. "Transfer Date" shall mean the date on which a Contel Participant ceased accruing benefits under the Contel Plan; or, in the case of a Savings Participant, December 31, 1991.

     3.   a.   For purposes of determining vesting and benefit eligibility
               (including eligibility for early retirement benefits, disability benefits, and other benefits), the Plan shall recognize the period of service with which a Contel Participant is credited as of his Transfer Date, for vesting and benefit eligibility purposes under the terms of the Contel Plan.

          b. With respect to a Savings Participant, the Plan shall recognize the period of vesting service with which the Savings Participant is credited as of December 31, 1991, under the terms of the Savings Plan in effect on that date for purposes of determining both vesting and benefit eligibility (including, eligibility for early retirement benefits, disability benefits, and other benefits) under the Plan.


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Schedule II

     4. Effective January 1, 1992, the normal retirement benefit under the Plan of a Savings Participant shall be his accrued benefit determined under the Plan's benefit formula and based on his GTE Service and his GTE Compensation.

     5. The normal retirement benefit under the Plan of a Contel Participant shall be equal to the greater of the following:

          a. The sum of the Contel Participant's Contel Service Benefit and GTE Service Benefit; or

          b.   The Contel Participant's Total Service Benefit.

     6. The early retirement benefits, optional forms of benefit, and ancillary benefits that are available under the Contel Plan, shall be available under the Plan to Contel Participants subject to the following conditions:

          a.   Early Retirement Benefits:

                   (1) A Contel Participant who as of July 1, 1992, has satisfied the requirements for an early retirement benefit under
          Section 4.3 of the Contel Plan shall be eligible to receive an early retirement benefit subject to the following conditions:

                           (a) if the Contel Participant's benefit is
                   determined under Paragraph 5.a., above, his Contel Service Benefit shall be reduced in accordance with the Contel Plan's early retirement reduction factors, and his GTE Service Benefit shall not be reduced to reflect commencement before his normal retirement date; and

                           (b) if the Contel  Participant's benefit is
                   determined under Paragraph 5.b., above, his Total Service Benefit shall not be reduced to reflect commencement before his normal retirement date.

                   A Savings Participant who, as of July 1, 1992, would have satisfied the requirements for an early retirement benefit under Section 4.3 of the Contel Plan, if the Savings Participant had been a participant in the Contel Plan, also shall be eligible to receive an early retirement benefit subject to the foregoing conditions.

                   (2) A Contel Participant who, after July 1, 1992, satisfies the requirements for an early retirement benefit under Section 4.3 of the Contel Plan, but who does not satisfy the requirements for an early retirement benefit under the Plan, shall be eligible to receive an early retirement benefit subject to the following conditions:

                           (a) if the Contel Participant's benefit is
                   determined under Paragraph 5.a., above, his Contel Service Benefit shall be reduced in accordance with the Contel Plan's early retirement reduction factors, and his GTE Service Benefit shall be actuarially reduced from his normal retirement date (using the Plan's early


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Schedule II
                   commencement factors that are applicable to deferred vested pensions); and

                           (b) if the Contel Participant's benefit is
                   determined under Paragraph 5.b., above, his Total Service Benefit shall be actuarially reduced from his normal retirement date (using the Plan's early commencement factors that are applicable to deferred vested pensions).

                   (3) A Contel Participant who, either before or after July 1, 1992, satisfies the requirements for an early retirement benefit under the Plan shall be eligible to receive an early retirement benefit pursuant to the terms of the Plan regardless of whether he has satisfied the requirements for an early retirement benefit under Section 4.3 of the Contel Plan, subject to the following conditions:

                           (a) if the Contel Participant's benefit is
                   determined under Paragraph 5.a., above, his Contel Service Benefit shall be reduced in accordance with the Contel Plan's early retirement reduction factors, and his GTE Service Benefit shall be reduced in accordance with the Plan's early retirement reduction factors; and

                           (b) if the Contel Participant's benefit is
                   determined under Paragraph 5.b., above, his Total Service Benefit shall be reduced in accordance with the Plan's early retirement reduction factors.

                   (4) Notwithstanding the foregoing provisions of this
          Section 6(a), there shall be no reduction for early commencement of any benefit payable with respect to a Contel Participant under this Schedule II if the Pension Participant has attained his Normal Retirement Date.

     b.   Deferred Vested Benefits:

                    (1) If a Contel Participant terminates from service with a nonforfeitable right to a benefit under Article 6 of the Contel Plan, he may elect to begin receiving his benefit under the Plan as of any date provided under Article 6 of the Contel Plan, or, if earlier, as of any date provided under the terms of the Plan.

                     (2) If a Contel Participant elects to receive his benefit as provided in Paragraph 6.b.(1), above, his entire benefit shall be reduced in accordance with the Plan's early commencement factors that are applicable to deferred vested pensions. However, in no event shall the amount of a Contel Participant's benefit determined as provided in the preceding sentence be less than the amount of his Contel Service Benefit reduced in accordance with the Contel Plan's early commencement factors that are applicable to deferred vested pensions.

     c.   Optional Forms of Payment:

                  (1) If a Contel Participant satisfies (either before or after July 1, 1992) the requirements for an optional form of benefit under the Contel Plan (other than any optional forms of benefit that are available solely with respect to a Transitional Benefit or


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Schedule II

          Special Minimum Benefit under Articles 14 and 15 of the Contel Plan), the Contel Participant may elect to receive his entire benefit in any optional form of benefit provided under the Contel Plan (including, but not limited to, a life and 5-year certain annuity, and the various qualified joint and survivor annuities available under Section 4.6B. of the Contel Plan), subject to the conditions specified in clause
          (2), below. If a Contel Participant satisfies (either before or after July 1, 1992) the requirements for an optional form of benefit under the Plan, the Contel Participant may elect to receive his entire benefit in any optional form of benefit provided under the Plan (including, but not limited to, a lump sum payment). Except as provided in Paragraph 7.c., below, with respect to certain grandfathered benefits, a Contel Participant's election of an optional form shall be applicable to his entire benefit.

               (2) If a Contel Participant elects to receive his benefit in a form that is available under both the Contel Plan and the Plan (including a lump sum payment of a vested accrued benefit whose value is $3,500 or less), his benefit shall be determined as follows:

                           (a) if the Contel Participant's benefit is determined
                  under Paragraph 5.a., above, the Contel Participant's Contel Service Benefit payable in the form provided in Section 4.6A. of the Contel Plan shall be converted to an actuarially equivalent single life annuity ("Converted Contel Service Benefit"), and then the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the Plan shall be applied to the Contel Participant's Converted Contel Service Benefit and GTE Service Benefit; and

                           (b) If the Contel Participant's benefit under the
                  Plan is determined under Paragraph 5.b., above, the actuarial factors or assumptions that are applicable to the form elected as provided under the term of the Plan shall be applied to the Contel Participant's entire benefit.

                  However, in no event shall the amount of a Contel Participant's benefit determined as provided in subclause (a) or (b), above, be less than the amount of the Contel Participant's Contel Service Benefit payable in the same form and determined on the basis of the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the Contel Plan.

                  (3) If a Contel Participant elects to receive his benefit in a form that is available solely under the Plan, the Contel Participant's entire benefit shall be determined on the basis of the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the Plan.

     d. Ancillary Benefits: Except as provided in Paragraph 7.a., below, with respect to certain grandfathered benefits, a Contel Participant shall not be eligible under the Plan to receive any ancillary benefit (including, but not limited to any disability benefit not in excess of a "qualified disability benefit" under Section 411(a)(9) of the Code and any pre-retirement or post-retirement death benefit) that is available under the Contel Plan and that is a part of the Contel Participant's Contel Service Benefit. A Contel Participant's entitlement to any ancillary benefit under the Plan shall be determined solely by the terms of the Plan with respect to the Contel Participant's entire accrued benefit. The terms of the Plan shall determine the type, amount duration, and other characteristics of each ancillary benefit that is payable to a Contel Participant.



-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Schedule II

     7.   Provisions Applicable to Certain Grandfathered Benefits:

          a. A Contel Participant shall be eligible under the Plan to receive any ancillary benefit that is part of a Transitional Benefit or Special Minimum Benefit provided under Articles 14 and 15 of the Contel Plan, including, but not limited to the Special Surviving Spouse Benefit that is provided for in Section 14.5 of the Contel Plan, but only with respect to the Contel Participant's Transitional Benefit or Special Minimum Benefit that has accrued as of June 30, 1992.

          b. If a Contel Participant satisfies the requirements under Article 14 or 15 of the Contel Plan for commencement of benefits before his normal retirement date, he may elect to receive his Contel Service Benefit pursuant to the terms of Article 14 or 15 of the Contel Plan. If a Contel Participant elects to begin receiving his Contel Service Benefit under Article 14 or 15 of the Contel Plan before he is otherwise eligible to receive his GTE Benefit, the Contel Participant shall begin receiving his GTE Benefit on the earliest date under the Plan on which a Contel Participant may begin receiving a benefit.

          c. If a Contel Participant satisfies the requirements applicable to any optional forms of benefit that are available solely with respect to a Transitional Benefit or Special Minimum Benefit under Article 14 or 15 of the Contel Plan, the Contel Participant may elect to receive his Contel Service Benefit in any such forms. If a Contel Participant elects to receive his Contel Service Benefit pursuant to this Paragraph 7.c. in a form that includes a survivor annuity, the Contel Participant's GTE Benefit shall be payable under the Plan's automatic qualified joint and survivor annuity, with the same person receiving the survivor annuity under the Contel Service Benefit and the GTE Benefit. If a Contel Participant elects to receive his Contel Service Benefit pursuant to this Paragraph 7.c. in a form that does not provide a survivor annuity, the Contel Participant's GTE Benefit shall be payable as a straight life annuity.

     8.   Provisions Applicable to All Participants in the Plan:

          a. Effective July 1, 1992, a participant in the Plan shall be eligible to elect to receive his benefits in the form of an annuity that is actuarially equivalent to the Plan's single life annuity and that provides equal monthly payments for the life of the participant, with the condition that if the participant dies before he has received 60 monthly payments, the participant's designated beneficiary shall receive monthly payments in the same amount as the participant until a total of 60 monthly payments have been made to the participant and his beneficiary combined.

          b. Effective July 1, 1992, a participant in the Plan who terminates employment with 10 years of Accredited Service shall be eligible to commence receiving a deferred vested pension as of any date after he attains age 55. Except as provided in Paragraph 6.b.(2), above, with respect to Contel Participants, a participant's deferred vested pension shall be actuarially reduced from his normal retirement date using the Plan's early commencement factors that are applicable to deferred vested pensions.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Schedule II

          c. Effective July 1, 1992, all pre-March 14, 1991 GTE pension plan or Contel System Pension Plan Vesting, Credited or Accredited Service and Savings Plan Vesting Service of current participants in the Plan that has not already been taken into account under the terms of the Plan will be considered to be Vesting Service or Accredited Service, as the case may be, for all purposes under the terms of the Plan, including vesting, eligibility and benefit computation purposes; provided that no participant shall be credited with Accredited Service pursuant to this Paragraph 8.c. if such participant is receiving a benefit under the Contel System Pension Plan with respect to such service.

          d. Section 8.a and 8.b shall not apply to any participant who was an employee of GTE Products Corporation, GTE Valenite Corporation, or GTE Control Devices Incorporated, or who was an employee of GTE Laboratories Incorporated who was transferred to the Electrical Products Group prior to September 21, 1992; however, Sections 8.a and 8.b shall apply to any participant described above who was an employee of GTE Products Corporation or GTE Valenite Corporation and who, on or after May 1, 1994, was an employee of GTE Operations Support Incorporated.

          e. The following provisions are effective January 1, 2002 for a Contel Participant who is an Employee on or after January 1, 2002:

               (1) A GTE Service Benefit shall be determined only with respect to any non-cash balance formula that may apply to the Contel Participant under the Plan and only for so long as such formula applies to such participant (e.g., for a Contel Participant who is not a Transition-Eligible Employee, there is no accrual under a non-cash balance formula after May 31, 2004 and, therefore, no accrual after May 31, 2004 for the GTE Service Benefit).

               (2) Any references in this Schedule to reductions for early commencement, for early retirement or for commencement prior to normal retirement date shall apply solely with respect to non-cash balance formulas applicable to the participant. Amounts payable before (or on or after) normal retirement date under the Plan's cash balance formula shall be determined as described in the main text of the Plan.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Schedule II

                                  SCHEDULE III

            SPECIAL PROVISIONS RELATING TO INDIVIDUALS WHO TRANSFER
                   EMPLOYMENT TO BALTIMORE TECHNOLOGIES PLC

     This Schedule III describes the special treatment of certain former Employees under the Products Plan who (i) were Transferred Employees under the Stock Purchase Agreement (the "Agreement") dated January 16, 2000, among Contel Federal Systems, Inc., GTE Cybertrust Solutions Incorporated, and Baltimore Technologies PLC ("Baltimore") and (ii) directly transferred employment from the Company (as defined in the Products Plan) to Baltimore as of the closing (the "Closing") under the Agreement. Each such Transferred Employee shall be subject to the special provisions in this Schedule III (in addition to any other applicable provisions of the Plan).

     Such a Transferred Employee who as of May 18, 1999 under the Products Plan,
(A) had combined age and years of Accredited Service of at least 66 and (B) had at least 10 years of Accredited Service (and each such Transferred Employee who as of May 18, 1999, was otherwise within 5 years of Normal Retirement Age) shall be credited with:

     (a) For purposes of determining his eligibility for early retirement or an unreduced Service Pension under the terms of the Products Plan as in effect at the Closing for purposes of Section 6A.11, additional years of age for the period after the date of his employment transfer and before his Pension Commencement Date;

     (b) Additional years of service for the period of his continuous employment with Baltimore for purposes of determining eligibility for early retirement under the terms of the Products Plan as in effect at the Closing for purposes of
Section 6A.11 (but in no event for purposes of determining Accredited Service under the Products Plan, except to the extent Accredited Service is used to determine eligibility for early retirement under the Products Plan); and

     (c) Additional Monthly Compensation, to determine Average Annual Compensation for purposes of calculating any Pension payable pursuant to Section 6A.11, during the period of his continuous employment with Baltimore determined as if the Transferred Employee's Monthly Compensation (as modified below) from the Company at the time of his transfer of employment increased at an annual rate of 3.5%. Monthly Compensation, for this purpose, shall mean the mean average of a Transferred Employee's Monthly Compensation for the twelve (12) calendar months immediately preceding the calendar month in which the transfer of employment occurs. The 3.5% imputed increase in Monthly Compensation shall apply on an annual (rather than monthly) basis, beginning with the first calendar month following the calendar month in which the transfer of employment occurs.


-------------------------------------------
Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                    Schedule III

                                  SCHEDULE IV

                     SPECIAL PROVISIONS RELATING TO CERTAIN
            EMPLOYEES INVOLVED WITH THE JUNE 28, 2000 INITIAL PUBLIC
               OFFERING OF GENUITY INC. OR ANY AFFILIATE THEREOF

     This Schedule IV describes the special treatment of an Employee under the Products Plan who both (i) became or remains employed by BBN Corporation or an affiliate thereof pursuant to the June 28, 2000 initial public offering (the "IPO") of Genuity Inc. or any affiliate thereof ("Genuity"), and (ii) participated in the Products Plan immediately prior to the IPO (a "Genuity Transferred Employee"). Each such Genuity Transferred Employee shall be subject to the following special provisions (in addition to any other applicable provisions of the Plan):


     (a) During the five-year period beginning on the date of the IPO, a Genuity Transferred Employee shall be credited with:

                  (i) Additional years of age for the period after the date of the IPO and preceding his Pension Commencement Date for purposes of determining his eligibility for early retirement or an unreduced Service Pension under the Products Plan for purposes of Section 6A.11;

                  (ii) Additional years of service for the period of his continuous employment with Genuity or any of its affiliates (excluding the Company and its Affiliates) for purposes of determining eligibility for early retirement under the Products Plan for purposes of Section 6A.11 (but in no event for purposes of determining Accredited Service under the Products Plan, except to the extent Accredited Service is used to determine eligibility for early retirement under the Products
         Plan);

                  (iii) Additional years of Vesting Service for the period of his continuous employment with Genuity or any of its affiliates (excluding the Company and its Affiliates); and

                  (iv) Additional Monthly Compensation, to determine Average Annual Compensation under the Products Plan for purposes of calculating any Pension payable pursuant to Section 6A.11, during the period of his continuous employment with Genuity or any of its affiliates (excluding the Company and its Affiliates) determined as if the Genuity Transferred Employee's Monthly Compensation (as modified below) from the Company at the time of his transfer of employment increased at an annual rate of 3.5%. Monthly Compensation, for this purpose, shall mean the mean average of a Genuity Transferred Employee's Monthly Compensation for the twelve (12) calendar months immediately preceding the calendar month in which the transfer of employment occurs. The 3.5% imputed increase in Monthly Compensation shall apply on an annual (rather than monthly) basis, beginning with the first calendar month following the calendar month in which the transfer of employment occurs. If the Genuity Transferred Employee is rehired by the Company (or any successor thereto that sponsors the Plan) during the five-year period beginning on the date of the IPO, the Genuity employee shall be credited under the Products Plan or the Plan, as applicable, with Monthly Compensation for his employment with Genuity at the rate imputed pursuant to the foregoing provisions of this subsection
         (a)(iv).


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Schedule IV

     (b) Genuity Transferred Employees shall not be eligible to participate in the Products Plan or the Plan after the date of the IPO except to the extent a Genuity Transferred Employee subsequently becomes an Employee eligible to participate in such Plan pursuant to its otherwise applicable terms, such as by reason of rehire by the Company (or any successor thereto that sponsors the Plan).

     (c) The provisions of this Schedule IV shall apply only during the period when the Company determines Genuity is outside of the "controlled group" of the Company and outside of "common control" with the Company within the meaning of Sections 414(b) and (c), respectively, of the Code. If and when Genuity becomes part of the "controlled group" of or under "common control" with the Company, as determined by the Company, the otherwise applicable terms of the Plan shall apply.


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Schedule IV

                                   SCHEDULE V

            SPECIAL PROVISIONS RELATING TO INDIVIDUALS WHO TRANSFER
               EMPLOYMENT TO THE VERIZON WIRELESS JOINT VENTURE


This Schedule V relates to Employees who transfer employment from the Company or an Affiliate to the Cellco Partnership (d/b/a Verizon Wireless), Verizon Wireless of the Southeast, Inc. or an "Affiliate" of either (substituting Cellco Partnership or Verizon Wireless of the Southeast, Inc. for Company in such definition, but without regard to the last paragraph of Section 11A.1(b)) (collectively, "Verizon Wireless"). Each such Employee shall receive credit for his service with Verizon Wireless on and after such transfer for purposes of determining such Employee's Vesting Service under the Plan; provided, however, that this provision shall not result in the crediting of service that is already credited to the Employee as Vesting Service under another provision of the Plan.


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Schedule V

                                  SCHEDULE VI
      EXCLUSION OF BBN CORPORATION, BBN TECHNOLOGIES AND RELATED EMPLOYEES

Those employees of BBN Corporation, BBN Technologies, GTE Technology Corporation, BBNT Solutions LLC, Federal Networks Systems LLC or any affiliate of any of these entities who are identified as being eligible for a profit sharing allocation under the GTE Savings Plan (the "Verizon Savings Plan for Management Employees" effective January 1, 2002) or the GTE Hourly Savings Plan (the "Verizon Savings and Security Plan for West Region Hourly Employees" effective January 1, 2002) shall not be eligible to participate in the Plan. These individuals shall be identified on a list that is prepared (and updated as appropriate) in connection with the profit sharing eligibility provisions under the savings plans and which shall be sent to the Verizon GTE Benefits Center for purposes of Plan administration.


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Verizon Enterprises Management Pension Plan
Restated January 1, 2002
                                                                     Schedule VI
                                                                        Page 150